Exhibit 10.5

EXECUTION COPY
MASTER MORTGAGE LOAN SALE AND SERVICING AGREEMENT
between
ABN AMRO Mortgage Group, Inc.,
as Seller
and
RWT HOLDINGS, INC.,
as Purchaser
Dated as of July 1, 2006
Conventional
Fixed Rate and Adjustable Rate
Mortgage Loans

EXHIBITS

EXHIBIT 1	MORTGAGE LOAN DOCUMENTS

EXHIBIT 2	CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 3	SELLER’S OFFICER’S CERTIFICATE

EXHIBIT 4	OPINION OF COUNSEL

EXHIBIT 5	FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (for Whole Loan Transfers)

EXHIBIT 6	FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (for Securitization Transactions)

EXHIBIT 7	FORM OF INDEMNIFICATION AGREEMENT

EXHIBIT 8	FORM OF BRING DOWN LETTER

EXHIBIT 9	SERVICING CRITERIA TO BE ADDRESSED

EXHIBIT 10	ITEM 1122 FORM OF ASSESSMENT OF COMPLANCE

EXHIBIT 11	FORM OF ANNUAL CERTIFICATION

MASTER MORTGAGE LOAN SALE AND SERVICING AGREEMENT
(ABN AMRO Mortgage Group, Inc. as Seller)
     THIS MASTER MORTGAGE LOAN SALE AND SERVICING AGREEMENT (the “Agreement”), dated as of July 1, 2006, is executed by and between ABN AMRO Mortgage Group, Inc., a Delaware corporation, as seller and as servicer (“Seller”), and RWT HOLDINGS, INC., a Delaware corporation, as purchaser (“Purchaser”).
RECITALS:
     A. Seller desires to sell to Purchaser from time to time, and Purchaser desires to purchase from Seller from time to time, certain conventional fixed rate and adjustable rate residential first and second lien mortgage loans (the “Mortgage Loans”) as described herein on a servicing-retained basis, and which shall be delivered as whole loans as provided herein;
     B. Each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule; and
     C. Purchaser and Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans;
     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:
     SECTION 1. Definitions. For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.
     Adjustable Rate Mortgage Loan: A Mortgage Loan with an adjustable interest rate, which is identified as such on the Mortgage Loan Schedule.
     Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.
     Agency: Each of Fannie Mae or Freddie Mac, as applicable.
     Agency Guidelines: The guidelines of Fannie Mae and Freddie Mac, including future updates.
     Agreement: This Master Mortgage Loan Sale and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.
     ALTA: The American Land Title Association.

     Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by a Qualified Appraiser, which meets Seller’s requirements for delivery to the Agency, made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination by a Qualified Appraiser. In the case of a Refinanced Mortgage Loan which is a Streamlined Mortgage Loan, such value of the Mortgaged Property is based solely on the collateral assessment report made in connection with the origination of the mortgage loan being refinanced.
     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to give record notice of the transfer of the Mortgage to Purchaser.
     Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions, in the state where (i) Seller is located or (ii) the Custodial Account is maintained, are authorized or obligated by law or executive order to be closed.
     Closing Date: The date or dates set forth in a Commitment Letter as the closing date or dates for the purchase by Purchaser from Seller of Mortgage Loans listed on the Mortgage Loan Schedule to that Commitment Letter.
     Closing Documents: The documents required to be delivered on the related Closing Date pursuant to Section 9.
     Code: The Internal Revenue Code of 1986 as it may be amended from time to time, or any successor statute thereto.
     Combined Loan to Value (CLTV): With respect to any Second Lien Mortgage Loan, as of the date of origination, the ratio, expressed as a percentage, on such date of the outstanding principal balance of the Second Lien Mortgage Loan, plus the outstanding principal balance of the First Lien Mortgage Loan, to the lesser of (i) the Appraised Value of the related Mortgage Property or (ii) the purchase price of the related Mortgaged Property.
     Commission: The United States Securities and Exchange Commission.
     Commitment Letter: A letter agreement between Seller and Purchaser, which specifically references this Agreement, whereby Seller agrees to sell, and Purchaser agrees to purchase, certain Mortgage Loans listed on the Mortgage Loan Schedule.
     Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Mortgagor in accordance with Customary Servicing Procedures and the related Mortgage Loan Documents.

     Convertible Mortgage Loan: A Mortgage Loan that by its terms and subject to certain conditions contained in the related Mortgage or Mortgage Note allows the Mortgagor to convert the adjustable Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.
     Credit Score: The credit score for each Mortgage Loan shall as determined in accordance with the Underwriting Guidelines.
     Custodial Account: As defined in Section 11.04.
     Customary Servicing Procedures: Those mortgage servicing practices (including collection practices) of prudent mortgage lending institutions that service mortgage loans of the same type as a Mortgage Loan in the jurisdiction where the related Mortgage Property is located,. exercising no less that the same care in performing those practices that they customarily employ and exercise in servicing and administering mortgage loans for their own account (including compliance with all applicable federal, state and local laws). The servicing procedures set forth in Section 11 of this Agreement and the Agency servicing practices and procedures for MBS pool mortgages, as defined in the Agency Guidelines including future updates, are deemed Customary Servicing Procedures.
     Cut-off Date: A date denominated as such in a Commitment Letter.
     Cut-off Date Principal Balance: The aggregate Stated Principal Balance of the Mortgage Loans as of the related Cut-off Date which is determined after the application, to the reduction of principal, of payments of scheduled principal due on or before the Cut-Off Date, whether or not collected, and Principal Prepayments received before the Cut-Off Date, provided however, that Principal Prepayments received for Monthly Payments due after the Cut-Off Date shall not be applied to reduce the principal balance.
     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with this Agreement.
     Depositor: The depositor, as such term is identified in Regulation AB, with respect to a Securitization Transaction.
     Determination Date: With respect to each Remittance Date, the 10th day (or, if such 10th day is not a Business Day, the prior Business Day) of the month in which such Remittance Date occurs.
     Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.
     Due Period: With respect to each Remittance Date, the period beginning on the first day of the calendar month, preceding the month of the Remittance Date, and ending on the last day of the calendar month preceding the Remittance Date.
     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have one of the two highest short-term ratings of each Rating Agency at the time any amounts held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC), or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest.
     Eligible Investments: At any time, any one or more of the following obligations and securities:
(i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;
(ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency; or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the asset backed securities backed by the Mortgage Loans, as evidenced by a signed writing delivered by each Rating Agency to the Purchaser;
(iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper; or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the asset backed securities backed by the Mortgage Loans, as evidenced by a signed writing delivered by each Rating Agency to the Purchaser;
(iv) certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities; or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the asset backed securities backed by the Mortgage Loans, as evidenced by a signed writing delivered by each Rating Agency to the Purchaser;
(v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;
(vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

(vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;
(viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long-term ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series; or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the asset backed securities backed by the Mortgage Loans, as evidenced by a signed writing delivered by each Rating Agency to the Purchaser;
(ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund; or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the asset backed securities backed by the Mortgage Loans, as evidenced by a signed writing delivered by each Rating Agency to the Purchaser;
(x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category; and or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the asset backed securities backed by the Mortgage Loans, as evidenced by a signed writing delivered by each Rating Agency to the Purchaser;
(xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as evidenced by a signed writing delivered by each Rating Agency;
provided, that no such instrument shall be an Eligible Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.
     Escrow Account: As defined in Section 11.06.
     Escrow Payments: The amounts constituting ground rents, taxes, assessments, Primary Mortgage Insurance Policy premiums, fire, hazard, flood or earthquake insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.
     Event of Default: Any one of the conditions or circumstances enumerated in Section 13.01.

     Exchange Act: The Securities Exchange Act of 1934, as amended.
     Fannie Mae: The entity formerly known as Federal National Mortgage Association (FNMA), or any successor thereto.
     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.
     Fidelity Bond: The fidelity bond required to be obtained by Seller pursuant to Section 11.12.
     First Lien Mortgage: A mortgage lien on a Mortgaged Property which is first in priority to any other mortgage liens on that Mortgaged Property.
     First Lien Mortgage Loan: A Mortgage Loan secured by a First Lien Mortgage on the related Mortgaged Property.
     Fixed Rate Mortgage Loan: A Mortgage Loan with a fixed interest rate, which is identified as such on the Mortgage Loan Schedule.
     Freddie Mac: Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.
     Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.
     HUD: The Department of Housing and Urban Development or any federal agency or official thereof which may from time to time succeed to the functions thereof.
     Index: With respect to each Adjustable Rate Mortgage Loan, the index set forth in the related Mortgage Note for the purpose of calculating the interest rate as stated in the Mortgage Note.
     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.
     IO Mortgage Loan: A Mortgage Loan with respect to which interest only is payable by a Mortgagor on each Due Date until the IO Conversion Date.
     IO Conversion Date: With respect to an IO Mortgage Loan, the date that the “interest only” period ends.
     Liquidating Loan: A Mortgage Loan whose related Mortgaged Property has become an REO Property in whole or partial satisfaction of the Mortgage Loan.
     Liquidation Proceeds: The proceeds received in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property, Insurance Proceeds and Condemnation Proceeds.
     Loan-to-Value Ratio (LTV): With respect to any First Lien Mortgage Loan, as of the date of origination, the ratio, expressed as a percentage, on such date of the outstanding principal balance of the First Lien Mortgage Loan, to the lesser of (i) the Appraised Value of the related Mortgaged Property or (ii) the purchase price of the related Mortgaged Property.
     LPMI Fee: The portion of the Mortgage Interest Rate relating to an LPMI Loan to be retained by Seller to pay the premium due on the Primary Mortgage Insurance Policy with respect to such LPMI Loan.
     LPMI Loan: Any Mortgage Loan with respect to which Seller is responsible for paying the premium due on the related Primary Mortgage Insurance Policy with the proceeds generated by the LPMI Fee relating to such Mortgage Loan.
     Master Servicer: With respect to any Securitization Transaction, the “master servicer”, if any, identified in the related transaction documents.
     Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth in the related Mortgage Note as the absolute maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased.
     Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth in the related Mortgage Note as the absolute minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased.
     Monthly Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and/or interest payable by a Mortgagor under the related Mortgage Note on each Due Date.
     Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property securing the Mortgage Note.
     Mortgage File: With respect to any Mortgage Loan, the items listed in Exhibit 2 hereto.
     Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.
     Mortgage Loan: Each mortgage loan sold, assigned and transferred pursuant to this Agreement and identified on the Mortgage Loan Schedule, including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan other than the servicing rights with respect thereto.

     Mortgage Loan Documents: With respect to any Mortgage Loan, the documents listed in Exhibit 1 hereto.
     Mortgage Loan Package: The pool or group of Mortgage Loans purchased on a Closing Date, pursuant to a Commitment Letter.
     Mortgage Loan Remittance Rate: As to each Mortgage Loan, the annual rate of interest payable to Purchaser, which shall be equal to the related Mortgage Interest Rate minus the related Servicing Fee Rate and the LPMI Fee, if applicable.
     Mortgage Loan Schedule: The schedule setting forth the following information with respect to each Mortgage Loan as of the related Closing Date:
(1)	Seller’s Mortgage Loan identifying number;

(2)	Mortgagor’s name;

(3)	Mortgagor’s social security number;

(4)	Street address of the Mortgaged Property;

(5)	State in which the Mortgaged Property is located;

(6)	Zip code of the Mortgaged Property;

(7)	The code indicating the occupancy status of the Mortgaged Property;

(8)	Type of Residential Dwelling constituting the Mortgaged Property;

(9)	Original months to maturity;

(10)	The code indicating purpose of the Mortgage Loan;

(11)	The code indicating Mortgage Loan type;

(12)	The code indicating whether the Mortgage Loan is subject to a Primary Mortgage Insurance Policy, the percent of coverage and the Primary Mortgage Insurance Policy certificate number;

(13)	Appraised Value of the Mortgaged Property;

(14)	Purchase price of the Mortgaged Property, if applicable;

(15)	Mortgagor’s Credit Score at the time of origination;

(16)	Mortgage Loan funding date;

(17)	Loan-to-Value Ratio at origination;

(18)	Mortgage Interest Rate at origination;

(19)	Date on which the first Monthly Payment is due;

(20)	Stated maturity date;

(21)	Monthly Payment amount as of the related Cut-off Date;

(22)	Original principal amount;

(23)	Stated Principal Balance;

(24)	First payment Adjustment Date, if applicable;

(25)	Gross Margin, if applicable;

(26)	Maximum Mortgage Interest Rate, if applicable;

(27)	Minimum Mortgage Interest Rate, if applicable;

(28)	Periodic Rate Cap, if applicable;

(29)	First interest rate Adjustment Date, if applicable;

(30)	Index, if applicable;

(31)	The code indicating whether the Mortgage Loan is a Second Lien Mortgage Loan;

(32)	With respect to any Second Lien Mortgage Loan, the Combined Loan-to-Value Ratio (“CLTV ) at origination;

(33)	Line of credit amount, if applicable.
     Mortgage Note: The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan.
     Mortgaged Property: The real property, consisting of a fee simple interest or leasehold estate in single or multiple parcels of real property improved by a Residential Dwelling, which secures repayment of the debt evidenced by the related Mortgage Note.
     Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.
     Mortgagor: The obligor on a Mortgage Note.
     Officer’s Certificate: A certificate signed by a Vice President or higher ranking officer and by the Treasurer or the Secretary or one of the Assistant Secretaries of Seller, or signed by other duly authorized officers or agents of Seller, and delivered to Purchaser as required by this Agreement.
     Opinion of Counsel: A written opinion of counsel, who may be salaried counsel employed by Seller, reasonably acceptable to Purchaser.
     P&I Advance: As defined in Section 11.17.
     Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.
     Person: An individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.
     Prepayment Interest Shortfall: As to any Remittance Date and any Mortgage Loan, if such Mortgage Loan was the subject of a full Principal Prepayment during the Due Period, the excess of one month’s interest (adjusted to the Mortgage Loan Remittance Rate) on the Stated Principal Balance of such Mortgage Loan outstanding immediately prior to such prepayment, over the amount of interest (adjusted to the Mortgage Loan Remittance Rate) actually paid by the Mortgagor in respect of such Due Period.
     Primary Mortgage Insurance Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable to the Agency.

     Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.
     Purchase Price: The price paid on the related Closing Date by Purchaser to Seller pursuant to a Commitment Letter and this Agreement in exchange for the Mortgage Loans listed on the Mortgage Loan Schedule, which price shall be the percentage of par set forth in the Commitment Letter times the Cut-off Date Principal Balance of those Mortgage Loans.
     Purchaser: The Person listed as such in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.
     Purchaser’s Agent: One or more agents of Purchaser, as specified by Purchaser, which shall be deemed to include both any Master Servicer and any Depositor.
     Qualified Correspondent: Any Person from which Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to Seller, in accordance with underwriting guidelines designated by Seller (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by Seller in origination of mortgage loans of the same type as the Mortgage Loans for Seller’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by Seller; and (iv) Seller employed, at the time such Mortgage Loans were acquired by Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by Seller.
     Qualified Appraiser: With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and appraisal satisfies the requirements of the Agency and Title XI of FIRREA and the regulations promulgated thereunder, if applicable.
     Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgage Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Agency.
     Qualified Substitute Mortgage Loan: A mortgage loan substituted by Seller for a Deleted Mortgage Loan which must, on the date of such substitution, be approved by Purchaser and (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not materially less than, the Stated Principal Balance of the Deleted Mortgage Loans;, (ii) have a Mortgage Interest Rate equal to that of the Deleted Loans; (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) be secured by a Mortgage Property of the same type and occupancy status as secured the Deleted Mortgage Loan, (v) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan, (vi) have the same lien priority as that of the Deleted Mortgage Loan, (vii) be, as of the date of substitution, in material compliance with each representation and warranty set forth in Section 6.01, and (viii) be current in payment of principal and interest.
     Rating Agencies: Standard & Poor’s, Moody’s Investors Services, Inc., Fitch, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.
     Reconstitution: A Securitization Transaction or a Whole Loan Transfer.
     Reconstitution Agreement: Any of the agreement or agreements entered into by Purchaser and/or certain third parties, and if necessary Seller, on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans conveyed hereunder, in connection with a Reconstitution as described in Section 11.24, pursuant to which Seller shall recognize the Transferee as the owner of the Mortgage Loans and covenant to service the Mortgage Loans for the Transferee in accordance with the terms and conditions of this Agreement.
     Reconstitution Date: The date or dates on which any or all of the Mortgage Loans purchased pursuant to this Agreement shall be reconstituted as part of a Reconstitution.
     Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.
     Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.
     Regulation AB: Subpart 229.1100 — Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.
     REMIC: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.
     REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date: The 18th day of each month, beginning the month following the month of the related Cut-off Date (or, if such day is not a Business Day, the Business Day immediately prior to 18th day of the month).
     REO Disposition: The final sale by Seller of an REO Property.
     REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 11.13.
     REO Property: A Mortgaged Property acquired by Purchaser through foreclosure or deed in lieu of foreclosure, as described in Section 11.13.
     Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of Mortgage Loan as of the date of repurchase, plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate to the last Due Date through which interest has been paid on behalf of the Mortgagor or advanced by Seller, minus (iii) amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan.
     Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, or (iv) a one-family dwelling in a planned unit development.
     Second Lien Mortgage: A mortgage lien on a Mortgaged Property which is first in priority to any other mortgage liens on that Mortgaged Property except the lien of a First Lien Mortgage.
     Second Lien Mortgage Loan.: A Mortgage Loan secured by a Second Lien Mortgage on the related Mortgaged Property.
     Securities Act: The Securities Act of 1933, as amended.
     Securitization Transaction: Any transaction on or after January 1, 2006, involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.
     Seller: The Person defined as such in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.
     Seller Information: Collectively, any information, report, certification, data, accountants’ letter or other material provided under Section 11A by or on behalf of Seller, or provided under Section 11A by or on behalf of any Subservicer, Subcontractor or Third-Party Originator.
     Servicing Advances: All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage and (d) payments made by Seller with respect to a Mortgaged Property pursuant to this Agreement.
     Servicing Criteria: The “servicing criteria” of Item 1122(d) of Regulation AB affirmatively identified on Exhibit 9, provided that Exhibit 9 may be amended from time to time to reflect changes in Regulation AB.
     Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee Purchaser shall pay to Seller, which shall, for each month, be equal to one-twelfth of the product of the Servicing Fee Rate and the principal balance of such Mortgage Loan.
     Servicing Fee Rate: With respect to each Mortgage Loan, an amount equal to the percentage per annum shown in the related Commitment Letter.
     Servicing Guidelines: Such manuals, guides and bulletins as may be published by the Agency from time to time.
     Standard & Poor’s: Standard & Poor’s Rating Services, a division of the McGraw Hill Companies Inc., and its successors in interest.
     Standard & Poor’s Glossary: The Standard & Poor’s LEVELS ® Glossary, as may be in effect from time to time.
     Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.
     Static Pool Information: Static pool information as described in Item 1105 of Regulation AB.
     Streamlined Mortgage Loan: A Mortgage Loan originated as a refinancing of a prior mortgage loan pursuant to Seller’s streamlined loan documentation program then in effect.
     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d), and Instruction No. 2 of the Instructions to Item 1122, of Regulation AB with respect to Mortgage Loans under the direction or authority of Seller or a Subservicer.
     Subservicer: Any Person that services Mortgage Loans on behalf of Seller or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by Seller under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.
     Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by Seller.
     Transferee: The party to whom Purchaser transfers Mortgage Loans pursuant to a Reconstitution.
     Underwriting Guidelines: The underwriting guidelines of the originator of the Mortgage Loan in effect at the time of origination, with exceptions thereto exercised in a reasonable manner.
     Whole Loan Transfer: The sale or transfer by Purchaser of some or all of the Mortgage Loans to a third party in a whole loan format.
     SECTION 2. Purchase and Conveyance. Seller agrees to sell and Purchaser agrees to purchase on each Closing Date, in exchange for the payment of the Purchase Price by Purchaser on the related Closing Date, without recourse, but subject to the terms of this Agreement, all rights, title and interest of Seller in and to Mortgage Loans listed on the related Mortgage Loan Schedule and having the Cut-off Date Principal Balance set forth on the related Mortgage Loan Schedule, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein other than the servicing rights thereto. The sale of the Mortgage Loans by Seller is on a servicing-retained basis with a servicing fee as set out in the related Commitment Letter.
     With respect to each Mortgage Loan purchased, Purchaser shall own and be entitled to receive: (a) all scheduled principal due after the related Cut-off Date, (b) all other payments and/or recoveries of principal collected after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by Seller after the related Cut-off Date shall belong to Seller) and (c) all payments of interest on the Mortgage Loans net of the LPMI fee and the Servicing Fee (minus that portion of any such interest payment that is allocable to the period prior to the related Cut-off Date).
     For the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to reduce the Stated Principal Balance as of the related Cut-off Date. Such prepaid amounts (minus the applicable Servicing Fee) shall be the property of Purchaser. Seller shall remit for deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of Purchaser, for remittance by Seller to Purchaser on the appropriate Remittance Date. All payments of principal and interest, less the applicable Servicing Fee, due on a Due Date following the related Cut-off Date shall belong to Purchaser.
     SECTION 3. Mortgage Loan Schedule. Seller shall deliver the Mortgage Loan Schedule to Purchaser at least one (1) Business Day prior to the related Closing Date.
     SECTION 4. Purchase Price. Subject to the conditions set forth herein, Purchaser shall pay the Purchase Price, plus accrued interest on the Cut-Off Date Principal Balance at the weighted average Mortgage Loan Remittance Rate from the related Cut-off Date through the day prior to the related Closing Date, both inclusive, to Seller by 2:00 p.m. Eastern Time on the related Closing Date. Such payment shall be made by wire transfer of immediately available funds to the account designated by Seller.
     SECTION 5. Delivery of Mortgage Loan Documents.
     Section 5.01. Possession of Mortgage Files.
     The contents of each Mortgage File required to be retained by Seller to service the Mortgage Loans pursuant to the Agreement, and thus not delivered to Purchaser or its designee, are and shall be held by Seller for the benefit of Purchaser as the owner thereof. Seller’s possession of any portion of each such Mortgage File is at the will of Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to the Agreement, and such retention and possession by Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage and the contents of the Mortgage File is vested in Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller shall immediately vest in Purchaser and shall be retained and maintained by Seller at the will of Purchaser in such custodial capacity only. The Mortgage File retained by Seller with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in Seller’s computer system to reflect clearly the sale of such related Mortgage Loan to Purchaser.
     Section 5.02. Books and Records.
     All rights arising out of the Mortgage Loans, including, but not limited to, all funds received by Seller after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 2, shall be vested in Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 2 shall be received and held by Seller for the benefit of Purchaser as the owner of the Mortgage Loans pursuant to the terms of this Agreement.
     As more fully set forth in Section 20, it is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller and not a pledge of the Mortgage Loans by Seller to Purchaser to secure a debt or other obligation of Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a purchase on Purchaser’s business records, tax returns and financial statements, and as a sale of assets on Seller’s business records, tax returns and financial statements.
     Section 5.03. Delivery of Mortgage Loan Documents.
     The Seller shall deliver and release to Purchaser or its designee the Mortgage Loan Documents no later than five (5) Business Days prior to the related Closing Date. If Seller cannot deliver the original recorded Mortgage Loan Documents on the related Closing Date, Seller shall, promptly upon receipt thereof and in any case not later than 240 days from the Closing Date, deliver such original recorded documents to Purchaser or its designee (unless Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 240 days of the related Closing Date solely because such documents shall not have been returned by the appropriate recording office, Seller shall, at Purchaser written request, deliver such document to Purchaser, or its designee, within such time period as specified in a Seller’s Officer’s Certificate. In the event that documents have not been received by the date specified in Seller’s Officer’s Certificate, a subsequent Seller’s Officer’s Certificate shall be delivered by such date specified in the prior Seller’s Officer’s Certificate, stating a revised date for receipt of documentation. The procedure shall be repeated until the documents have been received and delivered. Seller shall use its best efforts to effect delivery of all delayed recorded documents within 180 days of the related Closing Date. If delivery of all Mortgage Loan Documents with respect to any Mortgage Loan is not completed within 270 days of the related Closing Date then, at Purchaser’s option, Seller shall repurchase at the Repurchase Price in accordance with Section 6.03.
     Any review by Purchaser or its designee of the Mortgage Files shall in no way alter or reduce Seller’s obligations hereunder.
     If Purchaser or its designee discovers any defect with respect to any document constituting part of a Mortgage File, Purchaser shall, or shall cause its designee to, give written specification of such defect to Seller and Seller shall cure or repurchase such Mortgage Loan at the Repurchase Price in accordance with Section 6.03.
     Seller shall forward to Purchaser, or its designee, copies of documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into within thirty days of their execution and shall also provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within thirty days of its return from the appropriate public recording office.
     SECTION 6. Representations, Warranties and Covenants of Seller; Remedies for Breach.
     Section 6.01. Representations and Warranties Regarding Individual Mortgage Loans.
     Seller hereby represents and warrants to Purchaser that, as to each Mortgage Loan, as of the related Closing Date or such other date prior thereto as specified herein:
          (a) The information set forth in the Mortgage Loan Schedule, including any diskette or other related data tape sent to Purchaser is true and correct in all material respects.
          (b) There are no delinquent taxes, ground rents, governmental assessments, leasehold payments or other outstanding charges affecting the lien priority of the related Mortgage.
          (c) The terms of the Mortgage Note and the Mortgage have not been waived, altered or modified in any respect, except by written instruments, and the Mortgage has been recorded or sent for recording, if necessary to maintain the lien priority of the Mortgage. The substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule.

          (d) No event has occurred which would give Mortgagor any right of rescission, set-off, or defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part (except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law) or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceedings and the time the Mortgage Loan was originated.
          (e) All buildings upon the Mortgaged Property are insured by a Qualified Insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Section 11.10 of this Agreement. All such insurance policies contain a standard mortgagee clause naming Seller or the originator of the Mortgage Loan, and its successors and assigns, as mortgagee. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as a special flood hazard area (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Program is in effect and such policy conforms to the Agency Guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense and, on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.
          (f) Seller has complied with all requirements of federal law, and, to the extent not preempted thereby, state or local law applicable to the origination or servicing of the Mortgage Loan, including, without limitation, fair housing, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws. No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (b) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan, or “predatory” mortgage loan or any comparable term, no matter how defined under any federal, state or local law, (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS Glossary Revised, Appendix E). With respect to each Mortgage Loan, Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”).The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects in accordance with Customary Servicing Procedures.
          (g) The Mortgage has not been satisfied, canceled, or rescinded, or, in the case of a First Lien Mortgage, subordinated, and the Mortgaged Property has not been fully released from the lien of the Mortgage, nor has any instrument been executed that would effect any such satisfaction, cancellation, rescission, release, or, in the case of a First Lien Mortgage, subordination.
          (h) If the Mortgage Loan is a First Lien Mortgage Loan, the Mortgage is a valid, existing and enforceable First Lien Mortgage on the Mortgaged Property, including all improvements on the Mortgaged Property, except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions which do not materially affect adversely the Appraised Value of the Mortgaged Property, and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property
          (i) If the Mortgage Loan is a Second Lien Mortgage Loan, the Mortgage is a valid, existing and enforceable Second Lien Mortgage on the Mortgaged Property, including all improvements on the Mortgaged Property, except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and subject only to (i) the First Lien Mortgage, (ii) the lien of current real property taxes and assessments not yet due and payable, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions which do not materially affect adversely the Appraised Value of the Mortgaged Property, and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.
          (j) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.
          (k) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.
          (l) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor, and there is no obligation for the Mortgagee to advance additional funds thereunder.

          (m) If required by the Underwriting Guidelines, the Mortgage Loan is covered by an ALTA lender’s title insurance policy or other form of title insurance policy acceptable to the Agency, issued by a title insurer acceptable to the Agency and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (h) (i) (ii) and (iii) above for First Lien Mortgage Loans and in paragraph (i)(i), (ii), (iii) and (iv) above for Second Lien Mortgage Loans) the originator and its successors and assigns as to the first or second mortgage lien priority, as applicable, in the original principal amount of the Mortgage Loan. Seller is the insured under such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the related Closing Date. No claims have been made under such lender’s title insurance policy, and Seller has not done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.
          (n) There is no default or event of acceleration existing under the Mortgage or the Mortgage Note, and Seller has not waived any default or event of acceleration. With respect to each Second Lien Mortgage Loan, as of the related Closing Date, (i) the First Lien Mortgage Loan is in full force and effect, (ii) Seller has not received any notice of default under the First Lien Mortgage Loan or its related First Lien Mortgage which has not been cured, and (iii) Seller has not waived any default or event of acceleration with respect thereto.
          (o) The Mortgage Loan was either (A) originated by (i) a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar banking institution which is supervised and examined by a federal or state authority, or (ii) a Mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act; or (B) originated and underwritten by an entity employing underwriting standards consistent with the underwriting standards of an institution described in (A)(i) or (A)(ii) above.
          (p) Unless otherwise disclosed on the Mortgage Loan Schedule, the Mortgage Loan has an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. The Mortgage Note evidencing a Fixed Rate Mortgage Loan requires a monthly payment which is sufficient to fully amortize the unpaid principal balance over the remaining term and to pay interest at the related Mortgage Interest Rate. The Mortgage Note evidencing an Adjustable Rate Mortgage Loan requires a Monthly Payment that is sufficient (after the IO Conversion Date with respect to an IO Mortgage Loan) (i) during the period prior to the first adjustment to the Mortgage Interest Rate, to amortize the original principal balance fully over the remaining term thereof and to pay interest at the related Mortgage Interest Rate, and (ii) during the period following each Adjustment Date, to amortize the outstanding principal balance fully as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. In any case, no Mortgage Loan contains terms or provisions which would result in negative amortization. Payments of principal and/or interest on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan.
          (q) There is no proceeding pending or, to Seller’s knowledge, threatened for the total or partial condemnation of the Mortgaged Property, and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to materially affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.
          (r) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, or (ii) otherwise by judicial foreclosure, except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law. Following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;
          (s) The Mortgage Note and Mortgage are on forms acceptable to the Agency.
          (t) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property.
          (u) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the Mortgage Loan application by a Qualified Appraiser and the appraisal and appraiser both satisfy the requirements of the Agency and Title XI of FIRREA and the regulations promulgated thereunder, if applicable, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to the Agency;
          (v) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.
          (w) The Mortgage Loan is not a graduated payment mortgage loan or buydown loan, and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.
          (x) All material disclosures required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan have been made, including rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan.
          (y) Each Conventional First Lien Mortgage Loan that had a LTV at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by a Qualified Insurer, in at least such amount as is required by the Agency. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any First Lien Mortgage Loan subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith unless terminable in accordance with the Agency Guidelines or applicable law.
          (z) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.
          (aa) All payments required to be made prior to the related Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made.
          (bb) All escrow deposits and Escrow Payments, if any, are in the possession of, or under the control of, Seller and have been handled in accordance with the Real Estate Settlement Procedures Act (“RESPA”). If such Mortgage Loan provides that the interest rate on the principal balance of the Mortgage Note may be adjusted, all of the terms of the Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are enforceable (except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law), and all such adjustments have been properly made, including any required notices, and such adjustments do not and will not affect the priority of the Mortgage lien. No payment with respect to the Mortgage Loan has been delinquent during the preceding twelve-month period;
          (cc) Immediately prior to the payment of the Purchase Price, Seller was the sole owner and holder of the Mortgage Loan. The Mortgage Loan was not assigned or pledged by Seller and Seller had good and marketable title thereto, and Seller had full right to transfer and sell the Mortgage Loan to Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority, subject to no interest or participation in, or agreement with, any other party to sell or otherwise transfer the Mortgage Loan.
          (dd) The Mortgage Loan compiles with all the terms conditions and requirements of the Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.
          (ee) With respect to Mortgage Loans that are secured by a leasehold estate, the lease is valid, in full force and effect, and conforms to the Agency Guidelines for leasehold estates.
          (ff) No fraud, nor any material misrepresentation, error, omission, or negligence, has taken place on the part of Seller or the Mortgagor any other Person involved in the origination of the Mortgage Loan.
          (gg) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence or a two-to-four-family dwelling erected thereon, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured housing unit that is not permanently attached to its foundation. As of the date of origination, no portion of the

Mortgaged Property was used for commercial purposes, and, since the date of origination no portion of the Mortgaged Property has been used for commercial purposes;
          (hh) Seller used no adverse selection procedures in selecting the Mortgage Loan from among the residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.
          (ii) Seller has delivered to Purchaser or Purchaser’s designee the Mortgage Loan Documents and the Mortgage File for each Mortgage Loan as required by this Agreement and/or the Commitment Letter.
          (jj) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances.
          (kk) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state.
          (ll) As of the related Closing Date, the Mortgaged Property is lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.
          (mm) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the eligibility requirements of the Agency.
          (nn) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to Seller’s knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.
          (oo) The Mortgagor has not notified Seller requesting relief under the Servicemembers’ Civil Relief Act, formerly known as the Soldiers’ and Sailors’ Civil Relief Act of 1940, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act.
          (pp). There are no mechanics’ or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such a lien) affecting the related Mortgage Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.
          (qq) As of the related Closing Date, the Mortgage Loan was not in construction or rehabilitation status or has facilitated the trade-in or exchange of a Mortgaged Property.
          (rr) No action has been taken or failed to be taken by Seller on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any insurance policy related to the Mortgage Loan (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of Seller, or for any other reason under such coverage.
          (ss) With respect to any broker fees collected and paid on the Mortgage Loan, all broker fees have been properly assessed to the Mortgagor and no claims will arise as to broker fees that are double charged and for which the Mortgagor would be entitled to reimbursement.
          (tt) To Seller’s knowledge, there does not exist on the related Mortgage Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation; provided however, that commonly used household items shall not constitute “hazardous substances” for purposes of this subsection.
          (uu) The Mortgage Loan did not have a Loan-to-Value Ratio at the time of origination of more than 95%.
          (vv) None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies.
          (xx) Unless set forth on the Mortgage Loan Schedule, the Mortgage Loan is not a balloon loan.
          (yy) With respect to the Mortgage Loan, Seller has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations.
     Section 6.02. Representations of Seller.
     Seller hereby represents and warrants to Purchaser that as to itself, as of the related Closing Date:

          (a) It is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted and is qualified and in good standing in the states where the Mortgaged Property is located. It has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by Purchaser, evidences the valid, binding and enforceable obligation of it, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by it to make this Agreement valid and binding upon it in accordance with its terms.
          (b) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over it; or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date, be obtained.
          (c) The consummation of the transactions contemplated by this Agreement are in Seller’s ordinary course of business and will not result in the breach of any term or provision of its charter or by-laws or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which it or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject.
          (d) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by it pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.
          (e) There is no action, suit, proceeding or to its knowledge investigation pending or, to its knowledge, threatened against it, which, either individually or in the aggregate, would likely result in any material adverse change in the business, operations, financial condition, properties or assets of it, or in any material impairment of the right or ability of it to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of it contemplated herein, or which would likely impair materially the ability of it to perform under the terms of this Agreement.
          (f) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.
          (h) Seller will treat the transfer of the Mortgage Loans to Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes. Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of such Mortgage Loan by Purchaser.
          (i) Seller is an approved seller/servicer of residential mortgage loans for the Agency and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws and regulations and is in good standing to sell mortgage loans to and service mortgage loans for the Agency and no event has occurred which would make Seller unable to comply with eligibility requirements or which would require notification to either of the Agency.
          (j) The consideration received by Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans.
          (k) Seller has delivered to Purchaser financial statements as to its last two complete fiscal years. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of Seller and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of Seller since the date of Seller’s financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement or the related Commitment Letter.
          (l) Seller has not dealt with any third-party broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.
     Section 6.03. Remedies for Breach of Representations and Warranties.
     It is understood and agreed that the representations and warranties set forth in Sections 6.01 and 6.02 shall survive the sale of the Mortgage Loans to Purchaser and shall inure to the benefit of Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by either Seller or Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of Purchaser therein (or which materially and adversely affects the interest of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other party.
     Within sixty (60) days of the earlier of either discovery by or notice to Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of Purchaser therein, Seller shall at its discretion either cure such breach in all material respects or repurchase such Mortgage Loan or Mortgage Loans at the Repurchase Price. However, Seller may, with Purchaser’s prior consent and assuming that Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a

Qualified Substitute Mortgage Loan or Loans; provided, however, that any such substitution shall be effected not later than one hundred eighty (180) days after the related Closing Date. Any repurchase of a Mortgage Loan pursuant to the foregoing provisions of this Section 6.03 shall be accomplished by Seller depositing the amount of the Repurchase Price in the Custodial Account for distribution to Purchaser on the next Remittance Date.
     At the time of repurchase of any Mortgage Loan (or removal of any Deleted Mortgage Loan), Purchaser and Seller shall arrange for the assignment of the repurchased Mortgage Loan (or Deleted Mortgage Loan) to Seller or its designee and the delivery to Seller of any documents held by Purchaser relating to the repurchased Mortgage Loan in the manner required by this Agreement with respect to the purchase and sale of such Mortgage Loan on the related Closing Date. Upon such repurchase, the Mortgage Loan Schedule shall be amended to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement.
     As to any Deleted Mortgage Loan for which Seller substitutes one or more Qualified Substitute Mortgage Loans, Seller shall effect such substitution by delivering to Purchaser, or its designee, for each Qualified Substitute Mortgage Loan the Mortgage Loan Documents. Seller shall remit to the Custodial Account the Monthly Payment less the Servicing Fee due on each Qualified Substitute Mortgage Loan in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by Seller. For the month of substitution, distributions to Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and Seller shall thereafter be entitled to retain all amounts subsequently received by Seller in respect of such Deleted Mortgage Loan. Seller shall give written notice to Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, each Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Sections 6.01 and 6.02, and Seller shall have no further liability or obligation to Purchaser for the Deleted Mortgage Loan.
     For any month in which Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be remitted for distribution by Seller to Purchaser in the month of substitution pursuant to Section 11.04. Accordingly, on the date of such substitution, Seller shall remit from its own funds for deposit into the Custodial Account an amount equal to the amount of such shortfall plus one month’s interest thereon at the Mortgage Loan Remittance Rate.
     If within sixty (60) days of the Closing Date, Seller receives written notice from Purchaser that it has breached a representation of warranty set forth in Sections 6.01 or 6.02 which materially and adversely affects the value of the Mortgage Loan or the interest of Purchaser therein, and Seller within sixty (60) days after receipt of such notices does not cure such breach or substitute a Qualified Substitute Mortgage Loan satisfactory to Purchaser, then Seller shall repurchase the Mortgage Loan pursuant to the provisions of this Section at a price equal to the outstanding principal balance at the time of repurchase, times the percentage of par set forth in the Commitment Letter related to that Mortgage Loan, plus any accrued and unpaid interest.
     Section 6.04. Indemnification.
     Seller agrees to indemnify and hold harmless Purchaser against any and all actual losses, claims, damages, actions, cost, expenses, penalties, fines, forfeitures or liabilities, including reasonable attorneys fees and related costs, which Purchaser sustains that are caused by any material breach by Seller of any representation or warranty contained in Sections 6.01 and 6.02 hereof, excluding, however, any and all consequential and punitive damages.
     If Purchaser seeks indemnification under this Section 6.04, it must promptly give Seller notice of any legal action or potential claim. However, delay or failure by Purchaser to provide such notice shall not release Seller from any indemnity obligations, except and only to the extent that Seller shows that such delay or failure materially prejudiced the defense of such action or increased the amount of such claim. Seller shall be responsible to conduct such defense through counsel reasonably satisfactory to Purchaser; provided, however, that Seller is permitted to control fully the defense of any such claim and to settle any such claim subject to Purchaser’s approval, which approval shall not be unreasonably withheld; provided further that Purchaser shall have the right to retain counsel to represent it at its expense in connection with any such claim. If Seller fails to assume the defense of an action within twenty (20) days after receiving notice, then Seller shall be bound by any determination made in the action or by any compromise or settlement Purchaser may effect. Without the consent of the other party, neither Purchaser nor Seller shall agree to any settlement if the matter involves any possible criminal action or proceeding, or contains a stipulation to, or admission or acknowledgment of, any wrongdoing (in tort or otherwise) on the part of the other party, and the settlement of any such matter without the prior written consent of the other party shall be void and of no effect with respect to that other party. Purchaser agrees to use reasonable efforts to mitigate any claims tendered to Seller. Purchaser shall assign to Seller all of its claims for recovery against third parties for any indemnification provided by Seller, whether such claims arise pursuant to insurance coverage, contribution, subrogation or otherwise.
     No action may be brought against Seller relating to or arising out of the breach of any representations and warranties made in Sections 6.01 or 6.02 with respect to any Mortgage Loan unless and until (i) discovery of such breach by Purchaser or notice thereof by Seller to Purchaser, (ii) failure by Seller to cure such breach, repurchase such Mortgage Loan as specified above, or substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan as specified above and (iii) demand upon Seller by Purchaser for compliance with the terms of this Agreement.
     It is understood and agreed that the obligations of Seller set forth in Section 6.03 to cure, repurchase or substitute for a defective Mortgage Loan, or in Section 6.04 to indemnify Purchaser, constitute the sole remedies of Purchaser respecting a breach of the representations and warranties set forth in Sections 6.01 and 6.02.

     Section 6.05 Early Payment Default.
     If a Monthly Payment becomes one (1) or more scheduled Monthly Payments delinquent at any time on or prior to the first day of the second calendar month following the related Closing Date (or such other date set forth in the related Commitment Letter), then Seller, at Purchaser’s option, shall promptly repurchase the related Mortgage Loan from Purchaser at the Purchase Price.
     Section 6.06 Purchase Price Protection
     With respect to any Mortgage Loan that prepays in full on or prior to the last day of the first full month following the related Closing Date (or such other date set forth in the related Term Sheet, Seller shall reimburse Purchaser an amount equal to the product of (a) the amount by which Purchase Price Percentage paid by Purchaser to Seller for such Mortgage Loan exceeds 100% and (b) the outstanding principal balance of the Mortgage Loan as of the Cut-off Date. Such payment shall be made within thirty (30) days of such payoff.
     SECTION 7. Representations, Warranties and Covenants of Purchaser; Remedies for Breach.
     Section 7.01. Representations and Warranties of Purchaser.
     Purchaser hereby makes the following representations and warranties, which have been deemed to have been made as of each related Closing Date or such other date thereafter as specified herein:
          (a) Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.
          (b) There is no litigation pending or, to its knowledge, threatened, which, if determined adversely to it, would have a material adverse effect on its financial condition, or which would adversely affect the execution, delivery and performance of this Agreement.
          (c) Purchaser has full power and authority (corporate or otherwise) to enter into and perform its obligations under this Agreement.
          (d) With regard to each Mortgagor, Purchaser shall at all times comply with all laws and regulations regarding use, disclosure and safeguarding of any and all customer information, including without limitation the Gramm Leach Bliley Act, the Interagency Guidelines Establishing Standards for Safeguarding Customer Information (12 CFR Part 30, Appendix B), the Fair Credit Reporting Act and Regulation P.
          (e) This Agreement has been duly authorized, executed and delivered by Purchaser, and constitutes the valid, legal and binding agreement of Purchaser, enforceable against Purchaser in accordance with its respective terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

          (f) Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Purchaser’s charter or by-laws or any legal restriction or any agreement or instrument to which Purchaser is now a party or by which it is bound, or constitute default or result in acceleration under any of the foregoing, or result in the violation of any rule, regulation, order, judgment or decree to which Purchaser or its property is subject.
     Section 7.02. Remedies.
     The representations, warranties and covenants set forth in Section 7.01 shall survive the purchase and sale of the Mortgage Loans and shall inure to the benefit of Seller. Purchaser agrees to indemnify and hold harmless Seller against any and all actual losses, damages, actions or liabilities, including reasonable attorneys fees, which Seller sustains that are caused by any breach by Purchaser of any representations or warranties, excluding, however, any and all consequential and punitive damages.
     SECTION 8. Closing. The closing for the purchase and sale of each Mortgage Loan Package shall take place on the related Closing Date. The closing shall be by telephone, confirmed by letter or wire as the parties shall agree. The closing for each Mortgage Loan Package shall be subject to each of the following conditions:
          (a) Purchaser shall have received all Closing Documents as specified in Section 9, duly executed by all signatories as required pursuant to the terms hereof;
          (b) all of the representations and warranties of Seller under this Agreement shall be true and correct as of the related Closing Date (or, with respect to Subsection 6.01, such other date specified therein) in all material respects no default shall have occurred hereunder which, with notice or the passage of time or both, would constitute an Event of Default hereunder; or such compliance has been waived by Purchaser; and
          (c) all other terms and conditions of this Agreement and the related Commitment Letter shall have been complied with in all material respects.
          Upon satisfaction of the foregoing conditions, Purchaser shall pay to Seller on the Closing Date the Purchase Price for the related Mortgage Loan Package, plus accrued interest pursuant to Section 4 of this Agreement.
     SECTION 9. Closing Documents.
     (a) On or before the first Closing Date, Seller shall deliver to Purchaser:
(i)	this Agreement, executed by Seller, in four counterparts;

(ii)	if requested by Purchaser, the certification of the Custodial Account as described in Section 11.04;

(iii)	if requested by Purchaser, the certification of the Escrow Account as described in Section 11.06;

(iv)	a Seller’s Officer’s Certificate, in the form of Exhibit 3 hereto, including all attachments thereto; and

(v)	an opinion of counsel in the form of Exhibit 4 hereto.
     (b) On or before each Closing Date, Seller shall submit to Purchaser fully executed originals of the following documents:
(i)	the related Commitment Letter;

(ii)	the related Mortgage Loan Schedule; and

(iii)	a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by Seller by merger or acquired or originated by Seller while conducting business under a name other than its present name, if applicable.
     SECTION 10. Costs. Purchaser shall pay the fees and expenses of its due diligence, the legal fees and expenses of its attorneys, the costs and expenses incurred in connection with the recording of Assignments of Mortgage from Seller, and the fees and expenses of its custodian, if any. Seller shall pay the costs and expenses incurred in connection with the initial transfer and delivery of the Mortgage Loan Documents hereunder and the legal fees and expenses of its attorneys. Each party shall pay any commissions due its salesmen.
     SECTION 11. Administration and Servicing of the Mortgage Loans.
     Section 11.01. Seller to Act as Servicer.
     Seller, as an independent contract servicer, shall service and administer the Mortgage Loans for the benefit of Purchaser in accordance with this Agreement, Customary Servicing Procedures and the terms of the Mortgage Notes and Mortgages. Subject to such standards, Seller shall have full power and authority, acting alone or through sub-servicers or agents, to do or cause to be done any and all things in connection with such servicing and administration that Seller may deem necessary or desirable to perform consistent with the terms of this Agreement. Seller may perform its servicing responsibilities through agents, subcontractors or independent contractors, but shall not thereby be released from any of its responsibilities hereunder.
     Consistent with the terms of this Agreement, Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, Seller shall not, unless it has first obtained the consent of Purchaser, permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of any principal or interest, change the outstanding principal amount (except for actual payments of principal), make any future advances, extend the final maturity date, as the case may be, with respect to such Mortgage Loan or accept substitute or additional collateral or release any collateral for a Mortgage Loan. Without limiting the generality of the foregoing, Seller in its own name or acting through sub-servicers or agents is hereby authorized and empowered by Purchaser when Seller believes it appropriate and reasonable in its judgment, to execute and deliver, on behalf of itself and Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of Purchaser pursuant to the provisions of Section 11.13. Seller shall make all required Servicing Advances, shall service and administer the Mortgage Loans, and shall provide to the Mortgagors any reports required to be provided to them hereunder. Purchaser shall furnish to Seller any powers of attorney and other documents reasonably necessary or appropriate to enable Seller to carry out its servicing and administrative duties under this Agreement.
     Section 11.02. Liquidation of Mortgage Loans.
     If any payment due under any First Lien Mortgage Loan is not paid when the same becomes due and payable, or if the Mortgagor fails to perform any other covenant or obligation under the First Lien Mortgage Loan and such failure continues beyond any applicable grace period, Seller shall take such action as it shall deem to be in the interest of Purchaser. If any payment due under any First Lien Mortgage Loan remains delinquent for such period as provided in the Servicing Guidelines, Seller shall commence foreclosure proceedings in accordance with those Servicing Guidelines, unless otherwise directed by Purchaser. Seller shall not sell any such First Lien Mortgage Loan unless Seller has first obtained the consent of Purchaser. Purchaser may instruct Seller to commence foreclosure proceedings on any First Lien Mortgage Loan for which any payment remains delinquent for a period of 120 days or more. If Seller has commenced foreclosure proceedings, it shall promptly notify Purchaser and thereafter periodically advise Purchaser of the status of the foreclosure proceedings and follow Purchaser’s instructions in connection therewith. Whether in connection with the foreclosure of a Mortgage Loan or otherwise, Seller shall from its own funds make all necessary and proper Servicing Advances, provided, however, that Seller is not required to make a Servicing Advance unless Seller determines in the exercise of its good faith reasonable judgment that such Servicing Advance would ultimately be recoverable from Liquidation Proceeds, Insurance Proceeds, REO Disposition Proceeds or Condemnation Proceeds (with respect to each of which Seller shall have the priority described in Section 4.05 for purposes of withdrawals from the Custodial Account). If the portion of any Liquidation Proceeds or REO Disposition Proceeds allocable as a recovery of interest on any First Lien Mortgage Loan is less than the full amount of accrued and unpaid interest on such First Lien Mortgage Loan as of the date such proceeds are received, then the Servicing Fees and Servicing Advances shall be paid first to Seller, and any amounts remaining thereafter shall be distributed to Purchaser.
     Within fifteen (15) days of receiving a monthly remittance report from Seller indicating (i) that a payment due under any Second Lien Mortgage Loan is delinquent and remains delinquent for a period of thirty (30) days beyond the expiration of any grace or cure period therefor; or (ii) that any other default under a Second Lien Mortgage Loan continues for a period of sixty (60) days beyond the expiration of any grace or cure period therefor, Purchaser shall notify Seller in writing to commence foreclosure proceedings, including accepting a deed in lieu of foreclosure. In no event, shall Seller ever be required to fund any amounts necessary to satisfy any liens superior to the lien of the Mortgage being foreclosed or to clear title to the related Mortgaged Property. Prior to the time such funds are needed, Purchaser shall provide Seller with all funds needed to pay off prior lien holders and to clear title. Upon request therefor, Purchaser shall promptly reimburse Seller for all other funds of an incidental nature that Seller expends or incurs in connection with such foreclosure, including Seller’s fees, expenses and attorneys fees. Upon Purchaser’s acquisition of the Mortgaged Property through foreclosure or deed in lieu of foreclosure, or upon failure of Seller to receive written direction of Purchaser to commence foreclosure within fifteen (15) days after Purchaser receives its monthly remittance report from Seller indicating a sixty (60) day default, Seller shall not thereafter have any obligation or liability to Purchaser, or to any other Person, for or on account of such Mortgage Loan or such Mortgaged Property, including the collection of any indebtedness due under the Mortgage Loan. Purchaser, however, shall promptly reimburse Seller for all costs and expenses incurred by Seller with respect to the Mortgage Property and the related Mortgage Loan, including without limitation any unreimbursed Servicing Advances, unpaid Servicing Fees and reasonable attorneys fees. Once responsibility for a Mortgaged Property is transferred to Purchaser pursuant to the provisions of this section, Purchaser shall have no right to transfer it back to Seller.
     Section 11.03. Collection of Mortgage Loan Payments.
     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, Seller will proceed, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable, in accordance with the Servicing Guidelines. Further, Seller will in accordance with RESPA and all applicable state law ascertain and estimate taxes, assessments, fire and hazard insurance premiums, premiums for Primary Mortgage Insurance Policies, and all other charges that, as provided in any Mortgage, will become due and payable in order that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.
     Section 11.04. Establishment of Custodial Account; Deposits in Custodial Account.
     Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the “Custodial Account”), titled in the name of ABN AMRO Mortgage Group, Inc., in trust for RWT Holdings, Inc. as Purchaser of Mortgage Loans. Such Custodial Account shall be established as an Eligible Account with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of Seller) which meets the guidelines set forth by the Agency as an eligible depository institution for custodial accounts. The creation of any Custodial Account shall be evidenced by a certification, a copy of which certification shall be furnished to Purchaser upon request.
     Seller shall deposit in the Custodial Account on a daily basis, and retain therein, the following payments and collections received or made by it subsequent to the related Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the related Cut-off Date as provided in Section 11.17):

          (a) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;
          (b) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;
          (c) all Liquidation Proceeds;
          (d) all proceeds received by Seller under any title insurance policy, hazard insurance policy, Primary Mortgage Insurance Policy or other insurance policy, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures and the Mortgage Loan Documents;
          (e) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Customary Servicing Procedures and the Mortgage Loan Documents;
          (f) any amount required to be deposited in the Custodial Account pursuant to Sections 11.15, 11.17 and 11.19;
          (g) any amount required to be deposited by Seller in connection with any REO Property pursuant to Section 11.13;
          (h) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 6.03, and all amounts required to be deposited by Seller in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 6.03; and
          (i) with respect to each Principal Prepayment in full, the Prepayment Interest Shortfall (to be paid by Seller out of its funds, but not in excess of its aggregate Servicing Fee for the related Due Period).
     The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees, prepayment penalties or premium and other ancillary fees need not be deposited by Seller in the Custodial Account, and may be retained by Seller as additional compensation.
     Seller may invest the funds in the Custodial Account in Eligible Investments designated in the name of Seller for the benefit of Purchaser, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the institution with which the Custodial Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if Seller shall advance funds on such Remittance Date, pending receipt thereof, to the extent necessary to make distributions to Purchaser) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of Seller and shall be subject to withdrawal by Seller. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by Seller out of its own funds immediately as realized.
     Section 11.05. Withdrawals From the Custodial Account.
     Seller shall, from time to time, withdraw funds from the Custodial Account for the following purposes:
          (a) to make payments to Purchaser in the amounts and in the manner provided for in Section 11.15;
          (b) to reimburse itself for P&I Advances, Seller’s right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, Seller’s right thereto shall be prior to the rights of Purchaser, except that, where Seller is required to repurchase a Mortgage Loan, pursuant to Section 6.03, Seller’s right to such reimbursement shall be subsequent to the payment to Purchaser of the Repurchase Price pursuant to Section 6.03 and all other amounts required to be paid to Purchaser with respect to such Mortgage Loan;
          (c) to reimburse itself for any unpaid Servicing Fees and for unreimbursed Servicing Advances, Seller’s right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, Seller’s right thereto shall be prior to the rights of Purchaser unless Seller is required to repurchase a Mortgage Loan pursuant to Section 6.03, in which case Seller’s right to such reimbursement shall be subsequent to the payment to Purchaser of the Repurchase Price pursuant to Section 6.03 and all other amounts required to be paid to Purchaser with respect to such Mortgage Loan;
          (d) to reimburse itself for unreimbursed Servicing Advances and for unreimbursed P&I Advances, in accordance with Section 11.17, to the extent that such amounts are nonrecoverable by Seller pursuant to subclause (b) or (c) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by Seller pursuant to Section 6.03;
          (e) to withdraw amounts to make P&I Advances in accordance with Section 11.17;
          (f) to reimburse itself for expenses incurred by and reimbursable to it pursuant to this Agreement;
          (g) to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account, net of any losses on such investments;

          (h) to withdraw any amounts inadvertently deposited in the Custodial Account; and
          (i) to clear and terminate the Custodial Account upon the termination of this Agreement.
     Upon request, Seller will provide Purchaser with copies of reasonably acceptable invoices or other documentation relating to Servicing Advances that have been reimbursed from the Custodial Account.
     Section 11.06. Establishment of Escrow Account; Deposits in Escrow Account.
     Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the “Escrow Account”), titled in the name of ABN AMRO Mortgage Group, Inc., in trust for RWT Holdings, Inc as Purchaser of Mortgage Loans. The Escrow Account shall be established as an Eligible Account with a financial institution (which may be a depository affiliate of Seller), which meets the guidelines set forth by the Agency as an eligible institution for escrow accounts. The creation of any Escrow Account shall be evidenced by a certification, a copy of which certification shall be furnished to Purchaser upon request. The Escrow Account may be combined with other Escrow Accounts maintained by Seller for various Mortgagors.
     Seller shall deposit in the Escrow Account on a daily basis, and retain therein: (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (b) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. Seller shall make withdrawals therefrom only in accordance with Section 11.07 hereof. As part of its servicing duties, Seller shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.
     Section 11.07. Withdrawals From Escrow Account.
     Withdrawals from the Escrow Account shall be made by Seller only (a) to effect timely payments of ground rents, taxes, assessments, premiums for Primary Mortgage Insurance Policies, fire, or hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse Seller for any Servicing Advance made by Seller pursuant to Section 11.08 hereof with respect to a related Mortgage Loan, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property in accordance with the Mortgage Loan Documents, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (h) to withdraw suspense payments that are deposited into the Escrow Account, (i) to withdraw any amounts inadvertently deposited in the Escrow Account, (j) to withdraw any Escrow Payments related to a Mortgage

Loan repurchased by Seller pursuant to Subsection 6.03 or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.
     Section 11.08. Payment of Taxes, Insurance and Other Charges; Collections Thereunder.
     With respect to each Mortgage Loan for which an Escrow Account is maintained, Seller shall maintain accurate records reflecting the status of taxes and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums for Primary Mortgage Insurance Policies and fire and hazard insurance coverage and shall obtain, from time to time, for all Mortgage Loans with an Escrow Account, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, Seller shall determine that any such payments are made by the Mortgagor. Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments, subject to its ability to recover such Servicing Advances pursuant to Section 11.07(b).
     Section 11.09. Transfer of Accounts.
     Seller may transfer the Custodial Account or the Escrow Account to a different depository institution. Such transfer shall be made only upon obtaining the prior written consent of Purchaser; such consent shall not be unreasonably withheld.
     Section 11.10. Maintenance of Hazard Insurance.
     Seller shall cause to be maintained for each Mortgaged Property fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located by an insurer acceptable to the Agency, in an amount acceptable to the Agency. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as a special flood hazard area (and such flood insurance has been made available), Seller shall maintain for that Mortgaged Property a flood insurance policy meeting the requirements of the current requirements of the National Flood Insurance Program and the coverage amount requirements of the Agency. Seller shall also maintain on REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the principal balance of the related Mortgage Loan foreclosed, liability insurance and, to the extent required and available under the National Flood Insurance Program, flood insurance in an amount of the lesser of the principal balance of the related Mortgage Loan foreclosed or the maximum amount of flood insurance available under the National Flood Insurance Program. Any amounts collected by Seller under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures and the Mortgage Loan Documents) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 11.05. It is understood and agreed that no earthquake or other additional insurance need be required by Seller of any Mortgagor or maintained on REO Property other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Seller, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to Seller. Seller shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent; provided, however, that Seller shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.
     Section 11.11. Maintenance of Primary Mortgage Insurance Policy; Claims.
     With respect to each First Lien Mortgage Loan with a LTV in excess of 80%, Seller shall, without any cost to Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the First Lien Mortgage Loan in excess of a percentage in conformance with the Agency requirements. Seller shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the LTV of such l First Lien Mortgage Loan is reduced to 80%, or such amount as required by applicable law, or such other amount as the Agency permits for cancellation of mortgage insurance. If such Primary Mortgage Insurance Policy shall be terminated, other than as required by law, Seller shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be a qualified insurer, Seller shall and obtain from another Qualified Insurer a replacement insurance policy. Seller shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 11.18, Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, Seller shall obtain a replacement Primary Mortgage Insurance Policy as provided above.
     In connection with its activities as Seller, Seller agrees to prepare and present, on behalf of itself and Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Conventional First Lien Mortgage Loan. Pursuant to Section 11.06, any amounts collected by Seller under any Primary Mortgage Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant to Section 11.07.
     Section 11.12. Maintenance of Fidelity Bond and Errors and Omissions Insurance.

     Seller shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans. These policies must insure Seller against losses resulting from theft, errors, omissions, negligence, dishonest or fraudulent acts committed by Seller’s personnel, any employees of outside firms that provide data processing services for Seller, and temporary contract employees or student interns. The Fidelity Bond shall also protect and insure Seller against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 11.12 requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts, including deductible requirements, required by the Agency in the Servicing Guidelines, as amended or restated from time to time, or in an amount as may be permitted to Seller by express waiver of the Agency. Upon request of Purchaser, Seller shall cause to be delivered to Purchaser a certificate evidencing such Fidelity Bond and insurance policy.
     Section 11.13. Title, Management and Disposition of REO Property.
     Subject to Section 11.02, if title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Purchaser or its nominee, which, with the consent of Seller, may be Seller. The Person or Persons holding such title other than Purchaser shall acknowledge in writing that such title is being held as nominee for Purchaser. Unless Purchaser elects not to have Seller manage and dispose of the REO Property and has notified Seller of such decision within five (5) Business Days of receiving a notice from Seller that a foreclosure sale of a Mortgaged Property has occurred or that a deed-in-lieu of foreclosure has been obtained, Seller shall manage and dispose of the REO Property.
     If Purchaser elects to have Seller manage and dispose of the REO Property, and the parties agree with respect to management and disposition of an REO Property and the fee therefor, Seller shall either itself, or through an agent selected by Seller, manage and dispose of the REO Property in the same manner that it manages and disposes of other foreclosed property for its own account. If, Purchaser does not timely notify Seller as provided above that it elects to have Seller manage and dispose of the REO Property, or does not agree with Seller with respect to management and disposition of the REO Property and the fee therefor, Purchaser shall be deemed to have elected itself to manage and dispose of the REO Property, and Seller shall not thereafter have any liability to Purchaser, or to any other Person, for or on account of the REO Property, including without limitation any liability for the management and disposition of the REO Property. Purchaser, however, shall promptly reimburse Seller for all costs and expenses incurred by Seller with respect to the REO Property and the related Mortgage Loan, including without limitation any unreimbursed Servicing Advances, unpaid Servicing Fees, unreimbursed advances made pursuant to Section 11.17 and reasonable attorney’s fees. Once a REO Property is transferred to Purchaser, Purchaser shall have no right to transfer it back to Seller.
     If Purchaser and Seller have agreed that Seller shall manage and dispose of the REO Property, prior to any disposition of REO Property, Seller shall provide notice to Purchaser of such proposed disposition, requesting its consent thereto. If Purchaser has not expressly denied its consent by written notice to Seller within five (5) Business Days of the request therefor, Purchaser shall be deemed to have consented to such disposition of REO Property. Upon the request of Purchaser, Seller shall furnish Purchaser a statement describing Seller’s efforts in connection with the sale of such REO Property.
     Seller shall cause to be deposited on a daily basis in the Custodial Account all revenues received by it with respect to the REO Property and shall withdraw therefrom funds, as needed, to pay any and all expenses relative to the REO Property, including but not limited to those necessary for the proper operation, maintenance, repair, management, care, conservation, and protection of the REO Property by it pursuant to this Section 11.13, including the cost of maintaining any hazard or flood insurance pursuant to Section 11.10 hereof and the fees of any managing agent acting on behalf of Seller. Any single disbursement in excess of $10,000 shall be made only with the approval of Purchaser, provided, however, Seller may pay property taxes and insurance premiums without obtaining Purchaser’s approval. Seller shall make distributions as required on each Remittance Date to Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).
     The net proceeds of sale by Seller of a REO Property shall be promptly deposited in the Custodial Account and, as soon as practical thereafter; (i) the expenses of such sale shall be paid, including without limitation any commissions and the cost of any collateral assessment reports performed pursuant to this Section; (ii) Seller shall reimburse itself for any related unpaid expenses as described above, management fees, maintenance expenses or costs, unreimbursed Servicing Advances, unpaid Servicing Fees, and unreimbursed advances made pursuant to Section 11.17; and (iii) the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to Purchaser on the next Remittance Date.
     Section 11.14. Servicing Compensation.
     As compensation for its services hereunder, Seller shall be entitled to retain the Servicing Fee from interest payments on the Mortgage Loans. Additional servicing compensation in the form of assumption fees, late payment charges, fees payable in connection with the conversion of any Mortgage Loan which is a Convertible Mortgage Loan, fees for non-sufficient funds, prepayment penalties or premiums, and other ancillary income shall be retained by Seller to the extent not required to be deposited in the Custodial Account. Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.
     Section 11.15. Distributions.
     On each Remittance Date Seller shall remit by wire transfer of immediately available funds to the account designated in writing by Purchaser of record on the preceding Record Date the sum of (a) all amounts deposited in the Custodial Account as of that Record Date, plus (b) all amounts, if any, which Seller is obligated to distribute pursuant to Section 11.17, minus (c) all amounts that may be withdrawn from the Custodial Account pursuant to Section 11.05 (b) through (i), minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month of the Remittance Date.

     With respect to any remittance received by Purchaser after the Business Day on which such payment was due, Seller shall pay to Purchaser interest on any such late payment at the daily federal funds rate. Such interest shall be paid by Seller to Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and up to but excluding the Business Day on which such payment is made. The payment by Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by Seller.
     Section 11.16. Statements to Purchaser.
     On or before each Determination Date, Seller shall forward to Purchaser a statement setting forth (a) the amount of the distribution to be made on such Remittance Date which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by Seller during the prior calendar month; and (c) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the preceding month. Such statement shall also include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one (1), two (2) or three (3) or more month’s delinquent. Upon written request of Purchaser, Seller shall deliver remittance information on a loan-by-loan basis that is of the type typically maintained by Seller’s computerized servicing system. Upon request, Seller shall provide Purchaser with a liquidation report with respect to each Mortgaged Property sold in a foreclosure sale as of the related Record Date and not previously reported.
     Seller shall prepare and distribute to each Mortgagor forms required by applicable law relating to interest paid by the Mortgagor on the Mortgage Loans and, to the extent that monies are paid to the Mortgagor in respect of escrow accounts, forms relating to interest paid to the Mortgagor. Seller shall provide Purchaser with such information as Purchaser may reasonably request from time to time concerning the Mortgage Loans as is necessary for Purchaser to prepare federal income tax returns.
     Section 11.17. Advances by Seller.
     On the Business Day immediately preceding each Remittance Date, Seller shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period, and which were delinquent on the close of business on the immediately preceding Determination Date (each such advance, a “P&I Advance”), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Section 11.17, used by Seller in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made. Any amounts held for future distribution and so used shall be replaced by Seller by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to Purchaser required to be made on such Remittance Date. Seller’s obligation to make P&I Advances as to any Mortgage Loan will continue through the latter to occur of (a) the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or (b) the last Remittance Date following the ultimate liquidation of the

Mortgage Loan and related REO Property and the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if Seller, in its good faith judgment, determines that P&I Advances would not be recoverable pursuant to Section 11.05(d). The determination by Seller that an advance, if made, would be nonrecoverable, shall be evidenced by an Officer’s Certificate of Seller delivered to Purchaser and detailing the reasons for such determination.
     Section 11.18. Assumption Agreements.
     Seller will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note, provided that Seller shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note. When the Mortgaged Property has been conveyed prior to payment in full of the Mortgage Loan, Seller will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto; provided, however, Seller will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. In connection with any such assumption, without the prior consent of Purchaser, Seller shall not change the outstanding principal amount of the Mortgage Loan, the Monthly Payment and the Mortgage Interest Rate of the related Mortgage Note, nor increase or decrease the term of the Mortgage Loan. If an assumption is allowed pursuant to this Section 11.18, Seller, with the prior consent of the issuer of the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.
     Notwithstanding the foregoing paragraph or any other provision of this Agreement, Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 11.18, the term “assumption” shall also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.
     Section 11.19. Satisfaction of Mortgages and Release of Mortgage Loan Documents.
     Upon the payment in full of any Mortgage Loan, or the receipt by Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, Seller will obtain the portion of the Mortgage Loan Documents that is in the possession of Purchaser or its designee, prepare and process any required satisfaction or release of the Mortgage and notify Purchaser or its designee in accordance with the provisions of this Agreement. Purchaser agrees to deliver or cause to be delivered to Seller the Mortgage Loan Documents for any such Mortgage Loan not later than three (3) Business Days following its receipt of a notice from Seller that such a payment in full has been received or that a notification has been received that such a payment in full shall be made. The Mortgage Note shall be held by Seller for the purpose of canceling such Mortgage Note and delivering the canceled Mortgage Note to the Mortgagor in a timely manner as and to the extent provided under applicable state law.

     If Seller grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage and should Seller otherwise prejudice any right Purchaser may have under the mortgage instruments, Seller shall remit to Purchaser the Stated Principal Balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Fidelity Bond shall insure Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.
     Section 11.20. Annual Statement of Compliance.
     On or before March 1st of each year, Seller shall deliver to Purchaser an officer’s certificate (each, an “Annual Statement of Compliance”) stating that (i) a review of the activities of Seller during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, provided however, that a Servicing Compliance Statement delivered pursuant to Section 11A.04 shall be deemed to comply with this Section 11.20.
     Section 11.21. Annual Independent Public Accountants’ Servicing Report.
     On or before March 1st of each year, Seller at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish to Purchaser a statement for the calendar year just ended to the effect that such firm has, with respect to Seller’s overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm’s conclusions relating thereto, provided however, that a Report on Assessment of Compliance and Attestation delivered pursuant to Section 11A.05 shall be deemed to comply with this Section 11.21.
     Section 11.22. Seller Shall Provide Access and Information as Reasonably Required.
     Seller shall provide to Purchaser, and for any Purchaser insured by FDIC, the supervisory agents and examiners of FDIC and the applicable financial institution regulator, access to any documentation regarding the Mortgage Loans which may be required by applicable regulations; provided, however, that any such access shall be (i) upon reasonable advance notice to Seller, (ii) at Purchaser’s expense, (iii) during Seller’s normal business hours, and (iv) in a manner which conforms to Seller’s security and confidentiality policies and does not unreasonably interfere with Seller’s business.
     Section 11.23. Notification of Adjustments.
     On each Adjustment Date, Seller shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. Seller shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. Seller also shall provide timely notification to Purchaser of all applicable data and information regarding such interest rate.

     Section 11.24 Whole Loan Transfers or Securitization Transactions.
     Seller and Purchaser agree that with respect to the Mortgage Loans in each Mortgage Loan Package, Purchaser may effect one or more Whole Loan Transfers and one or more Securitization Transactions (each, a “Reconstitution”); provided, however, that if the number of Reconstitutions from a single Mortgage Loan Package exceeds two, Purchaser will pay to Seller a fee in the amount of $5,000 (the “Reconstitution Fee”) for the third and each subsequent Reconstitution that includes one or more Mortgage Loans from the same Mortgage Loan Package.
     With respect to each Reconstitution, Purchaser shall give Seller a written notice of such Reconstitution setting forth: (i) Seller’s applicable Mortgage Loan identifying number for each Mortgage Loan affected by the Reconstitution; (ii) the aggregate scheduled transfer balance of such Mortgage Loans; and (iii) the full name, address and wiring instructions of the Transferee and the name and telephone number of an the authorized individual representative for such Transferee, to whom Seller should (A) send remittances; (B) send any notices required by or provided for in this Agreement; and (C) deliver any legal documents relating to the Mortgage Loans (including but not limited to, contents of any Mortgage File obtained after the effective date of any assignment).
     With respect to each Reconstitution, Purchaser shall pay Seller the Reconstitution Fee; reimburse Seller for any and all expenses, costs and fees incurred by Seller in response to requests for information and assistance under this Section 11.24 and Section 11A; and shall execute and deliver to Seller an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit 5 for Whole Loan Transfers or substantially in the form of Exhibit 6 hereto, together with an Indemnification Agreement substantially in the form of Exhibit 7 for Securitization Transactions; provided, however, that, with respect to this Agreement or any Mortgage Loan subject of a Reconstitution, Seller shall be under no obligation to deal with any Person as Purchaser, other than the undersigned, unless a duly executed Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit 5 or Exhibit 6 hereto, or in a form satisfactory to Seller as described in (b) below, together with the Reconstitution Fee therefor, has been delivered to Seller.
     Purchaser shall not assign any of the rights or benefits with respect to any of the Mortgage Loans or this Agreement separate from Purchaser’s obligations under this Agreement, unless Seller shall have first received from a Purchaser-affiliated indemnifier acceptable to Seller, which has financial strength satisfactory to Seller, a written indemnification satisfactory to Seller, indemnifying Seller for timely performance of Purchaser’s obligations under this Agreement.
     With respect to each Reconstitution, Seller agrees provided that any Reconstitution Fee due has been paid:
     (a) to cooperate with the reasonable requests of Purchaser and a Transferee;
     (b) to execute agreements reasonably required to be executed by Seller in connection with such Securitization Transaction or Whole Loan Transfer (including, an assignment assumption and recognition agreement substantially in the form of Exhibit 5 for Whole Loan

Transfers or substantially in the form of Exhibit 6, together with an Indemnification Agreement substantially in the form of Exhibit 7 for Securitization Transactions), provided that any such agreements be consistent with the terms hereof and impose no greater duties, liabilities or obligations upon Seller than those set forth herein and provided that Seller is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein, and provided further the form of any Reconstitution Agreement or indemnification agreement (other than agreements substantially in the form of Exhibits 5, 6, and 7 hereto) to be entered into by Purchaser and Seller, if any, with respect to Reconstitutions shall be satisfactory in form and substance to Seller (giving due regard to any rating agency requirements), and no such Reconstitution Agreement or Reconstitution Agreements shall change or modify, by amendment, incorporation or otherwise, the representations and warranties, servicing provisions, and indemnity and liability obligations set forth in this Agreement, unless agreed to by Seller;
     (c) With respect to a Reconstitution in connection with a Securities Transaction, to bring down the representations and warranties of Sections 6.01 to the date of closing of the Securitization Transaction of the Mortgage Loan, only provided that the date of closing of that Securitization Transaction of the Mortgage Loan occurs on or before the last Business Day of the calendar month following the calendar month of the related Closing Date of the Mortgage Loan, and to execute an appropriate Bring Down Letter not inconsistent with the terms and conditions hereof, substantially in the form of Exhibit 8 hereto. No other document need be prepared indicating that Seller is making such representations and warranties as to the applicable Mortgage Loans as of such date;
     (d) to deliver to Purchaser or Purchaser’s Agent for inclusion in a prospectus or other offering material in connection with a Securitization Transaction of Mortgage Loans the information required to be provided pursuant to Section 11A below; provided that any and all expenses in connection with providing such information, including the costs of any comfort letters, shall be paid by Purchaser;
     (e) to arrange for delivery to Purchaser and to any Person designated by Purchaser, at Purchaser’s expense, such comfort letters of reputable, certified public accountants pertaining to information provided by Seller pursuant to clause (d) above as shall be reasonably requested by Purchaser; and
     It is expressly understood that, in any Reconstitution Agreement or other Reconstitution document (other than agreements substantially in the form of Exhibits 5, 6, and 7 hereto), whether or not incorporated into an Assignment, Assumption and Recognition Agreement, Seller is not required without its consent to:
(a)	enter into a servicing agreement other than this Agreement, or service the Mortgage Loans according to servicing guidelines other than the Servicing Guidelines as defined herein;

(b)	increase its liability, servicing obligations or procedures without its consent and adequate additional compensation therefor;

(c)	decrease its fees or other income from servicing;

(d)	make any Rule 10b–5 type of representations, warranties, or indemnities, except (i) to Purchaser and its underwriter and only for information provided by Seller, in the complete form provided by Seller, for inclusion in a prospectus or prospectus supplement in connection with a Securitization Transaction involving Mortgage Loans, and only provided that Seller receive, in turn, from a Purchaser affiliated indemnifier acceptable to Seller, which has financial strength satisfactory to Seller, and in a writing in the form of Exhibit 7 hereto, cross-indemnities for any losses or damages as a result of all other information in such prospectus or prospectus supplement; or (ii) to Purchaser or Purchaser’s Agent in an annual certification in the form of Exhibit 11 hereto;

(e)	bring down any representations and warranties set forth in Sections 6.01 of this Agreement beyond the time allowed for such bringdown as stated in this Section 11.24 above; or

(f)	increase any reporting obligations to assess compliance with the terms of this Agreement.
     Section 11.25 Compliance With REMIC Provisions.
          If Seller has received written notice from Purchaser or Purchaser’s Agent that a REMIC election has been made with respect to the arrangement under which any Mortgage Loans and REO Property are held, Seller shall not take any action, or omit to take any action, that, under the REMIC Provisions, if taken or not taken, as the case may be, would (i) cause the termination of the status of the REMIC as a REMIC, (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860G(d) of the Code), or (iii) cause any REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under Section 860G(a)(1) of the Code, unless either (A) Seller has received an opinion of counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax, or (B) Purchaser or its assignee has directed or requested the contemplated action after being advised by Seller that such action might compromise the REMIC, in which case Seller shall not be responsible for obtaining such opinion of counsel.
     If Seller has received written notice from Purchaser or Purchaser’s Agent that a REMIC election has been made with respect to the arrangement under which REO Property is held, Seller shall use good faith efforts to dispose of such REO Property within three years or such other period as may be permitted under Section 860G(a)(8) of the Code. Notwithstanding any other provision of this Agreement, Seller shall have no liability under this Agreement for not selling any REO Property within such three year period if, after Seller has made a good faith effort to dispose of the REO Property, the REO Property is unsalable for any reason, or if Purchaser withholds its consent to the disposition thereof. Seller shall in no event be obligated to purchase the REO Property.

Section 11.26 Fair Credit Reporting Act.
     Seller, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g. favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information, on a monthly basis.
     SECTION 11A. Compliance with Regulation AB.
     Section 11A.01. Regulation AB Matters.
     In order to facilitate a Securitization Transaction, Seller agrees pursuant to the provisions of this Agreement to provide Purchaser, its designees, affiliates, successors and assigns with such information as is necessary to comply with Regulation AB. Purchaser shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. Purchaser (including any of its assignees or designees) shall cooperate with Seller to afford Seller timely notice of parties and calculations of requisite threshold percentages involved in a Securitization Transaction; to afford Seller reasonable lead time to provide the information necessary for compliance with Regulation AB; to minimize where possible the burden of Seller, and by reasonably limiting requests to information required, in Purchaser’s reasonable judgment, to comply with Regulation AB.
     Section 11A.02. Additional Representations and Warranties of Seller.
     (a) Seller hereby represents and warrants to Purchaser, any Master Servicer and to any Depositor, as of the date on which information is first provided to Purchaser, any Master Servicer or any Depositor under Section 11A.03 that, except as disclosed in writing to Purchaser, such Master Servicer or such Depositor prior to such date:
(i) Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization;
(ii) Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
(iii) no material noncompliance with the applicable Serving Criteria with respect to other securitizations of residential mortgage loans involving Seller as servicer has been disclosed or reported by Seller;
(iv) no material changes to Seller’s policies or procedures with respect to the servicing function it will perform under the Agreement and any applicable Reconstitution Agreement related thereto for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction;

(v) there are no aspects of Seller’s financial condition that are expected to have a material adverse effect on the performance by Seller of its servicing obligations under the Agreement or any applicable Reconstitution Agreement related thereto;
(vi) there are no legal proceedings pending (or known to be contemplated by governmental authorities) against Seller, any Subservicer or any Third-Party Originator that are material to security holders; and
(vii) there are no affiliations, relationships or transactions relating to Seller, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.
     (b) If so requested by Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to Purchaser, any Master Servicer or any Depositor under Section 11A.03, Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.
     Section 11A.03. Information to Be Provided by Seller.
     In connection with any Securitization Transaction occurring on or after January 1, 2006, and provided Seller receives written request from Purchaser, identifying the Mortgage Loans in the Securitization Transaction, notifying Seller that the Mortgage Loans meet the threshold percentages of Regulation AB, and stating those percentages, Seller shall (i) within five Business Days following request by Purchaser or any Depositor, provide to Purchaser or such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing, the information and materials specified in paragraphs (a), (b), (c), (f), and (g) of this Section 11A.03, and as promptly as practicable following notice to or discovery by Seller, provide to Purchaser and any Depositor (as required by Regulation AB) the information specified in paragraph (d) of this Section 11A.03.
     (a) If so requested by Purchaser or any Depositor and necessary for compliance with Regulation AB, Seller shall provide such information regarding (i) Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator of the Mortgage Loans, and (iii) as applicable, each Subservicer, in each case, as is requested and necessary for the purpose of compliance with Items 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include:
          (A) the originator’s form or organization;
     (B) a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s portfolio; and information that may be material to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;
     (C) a brief description of any legal proceedings pending (or known to be contemplated by governmental authorities) against Seller, each Third-Party Originator and each Subservicer that are material to security holders; and
     (D) a description of any affiliation or relationship between Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to Seller by Purchaser or any Depositor in writing in advance of such Securitization Transaction:
(1) any Servicer;
(2) any trustee;
(3) any originator;
(4) any significant obligor;
(5) any enhancement or support provider; and
(6) any other material transaction party.
     (b) If so requested by Purchaser or any Depositor, and necessary for compliance with Regulation AB, Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to Mortgage Loans originated by Seller if Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or each Third-Party Originator. Such Static Pool Information shall be prepared by Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. The content of such Static Pool Information may be in the form customarily provided by Seller, and need not be customized for Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format agreeable to Seller and Purchaser. Promptly following notice or discovery of a material error in the information provided pursuant to this subsection (b) (including an omission to include therein information required to be provided pursuant thereto), Seller shall provide corrected information to Purchaser or any Depositor in the same format in which the information was previously provided to such party by the Seller.
     If so requested by Purchaser or any Depositor, Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to the

Agreement), such comfort letter statements and agreed-upon procedures of certified public accountants therefor reasonably relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to Seller’s or Third-Party Originator’s originations or purchases, to calendar months commencing January 1, 2006, as Purchaser or Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as Purchaser or such Depositor shall designate, which may include, by way of example, any sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction, and subject to such conditions as may be imposed by the certified public accountants therefor. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by Purchaser or such Depositor.
     (c) If so requested by Purchaser or any Depositor and necessary for compliance with Regulation AB, Seller shall provide such information regarding Seller, as servicer of the Mortgage Loans, and each Subservicer, if any, of the Mortgage Loans (each of Seller and each Subservicer, for purposes of this paragraph, a “Servicer”), as is necessary for compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include:
     A) the Servicer’s form of organization:
(B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any applicable Reconstitution Agreements related thereto; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable:
     (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;
     (2) the extent of outsourcing the Servicer utilizes;
     (3) whether there has been previous disclosure of material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;
     (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

     (5) such other information as Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB.
(C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s policies or procedures with respect to the servicing function it will perform under the Agreement and any applicable Reconstitution Agreements related thereto for mortgage loans of a type similar to the Mortgage Loans/
(D) information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by Seller of its servicing obligations under the Agreement or any applicable Reconstitution Agreement related thereto;
(E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;
(F) a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;
(G) a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation or mortgaged properties, sale of defaulted mortgage loans or workouts;
(H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;
(I) a brief description of any legal proceedings pending (or known to be contemplated by governmental authorities) against the Servicer that are material to security holders; and
(J) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1) any servicer;
(2) any trustee;
(3) any originator;
(4) any significant obligor;
(5) any enhancement or support provider; and
(6) any other material transaction party.
     (d) If so requested by Purchaser or any Depositor and necessary for compliance with Regulation AB for the purpose of satisfying reporting obligations under the Exchange Act with respect to any class of asset-backed securities, Seller shall (or shall cause each Subservicer and Third-Party Originator to):
     (i) promptly notify Purchaser and Purchaser’s Agent in writing of
(A)	any legal proceedings pending (or known to be contemplated by governmental authorities) against Seller, any Subservicer or any Third-Party Originator, which are material to security holders,

(B)	with respect to such Securitization Transaction, any affiliate relationships necessary to be disclosed by Item 1119 of Regulation AB that develop following the closing date of a Securitization Transaction between Seller, any Subservicer or any Third-Party Originator, and any of the parties specified in clause (D) of paragraph (a) of this Section;

(C)	any Event of Default under the terms of this Agreement or any applicable Reconstitution Agreement related thereto;

(D)	any merger, consolidation or sale of substantially all of the assets of Seller; and

(E)	Seller’s entry into an agreement with a Subservicer to perform or assist in the performance of any of Seller’s obligations under this Agreement or any applicable Reconstitution Agreement related thereto with respect to the Mortgage Loans; and
     (ii) provide to Purchaser and any Depositor a description of such proceedings, affiliations or relationships.
     (e) As a condition to the succession to Seller or any Subservicer as seller or subservicer under this Agreement or any applicable Reconstitution Agreement related thereto by any Person (i) into which Seller or any Subservicer is merged or consolidated or (ii) which may be appointed as a successor to Seller or any Subservicer, Seller shall provide to Purchaser and Purchaser’s Agent, at least 15 days prior to the effective date of such succession or appointment (x) written notice of such succession or appointment, and (y), within ten (10 days of receipt of a written request of Purchaser or any Depositor all information reasonably requested in order to comply with the reporting obligation of Purchaser or its designee under Item 6.02 of Form 8-K.
     (f) Not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect to any Securitization Transaction that includes any of the Mortgage

Loans serviced by Seller or any Subservicer, as part of its regular monthly report to Purchaser or its designee, Servicer shall, to the extent Seller or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following , together with such information and data related thereto as may be required to be included in such report (as specified in the provisions of Regulation AB referenced below):
(i)	any material modifications, extensions or waivers of the terms, fees, penalties or payments of the Mortgage Loans during the distribution period, or that have cumulatively become material over time (Item 1121(a) (11) of Regulation AB);

(ii)	material breaches of Mortgage Loan representations and warranties or covenants (Item 1121(a)(12) of Regulation AB); and

(iii)	information regarding new asset backed securities issuances backed by the same Mortgage Loans, any Mortgage Loan changes (such as additions, substitutions, or repurchases), and any material changes in origination, underwriting or other criteria for acquisitions or selection of the Mortgage Loans (Item 1121(a)(14) of Regulation AB).
     (g) Upon request of Purchaser or Purchaser’s Agent, Seller shall provide to Purchaser and Purchaser’s Agent, such other information related to Seller or any Subservicer or Seller or such Subservicer’s performance hereunder as may be necessary for compliance with Regulation AB.
     Section 11A.04. Servicer Compliance Statement .
     On or before March 1st of each calendar year, commencing in 2007, Seller shall deliver to the Purchaser or Purchaser’s Agent a statement of compliance addressed to Purchaser, any Master Servicer and any Depositor and signed by an authorized officer of Seller, to the effect that (i) a review of Seller’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement related thereto during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, Seller has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement related thereto in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.
     Section 11A.05. Report on Assessment of Compliance and Attestation.
     (a) On or before March 1st of each calendar year, commencing in 2007, Seller shall:
          (i) deliver to Purchaser and Purchaser’s Agent a report regarding Seller’s assessment of compliance with the Servicing Criteria specified on Exhibit 9 hereto during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, in the form annexed hereto as Exhibit 10. Such report shall be addressed to Purchaser, any Master Servicer, and any Depositor and signed by an authorized officer of Seller, and shall address each of the applicable Servicing Criteria specified on Exhibit 9 hereto;
          (ii) deliver to Purchaser or Purchaser’s Agent a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;
          (iii) cause each Subservicer, and each Subcontractor determined by Seller to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to Purchaser or Purchaser’s Agent an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section;
          (iv) for so long as any of the Mortgage Loans are being serviced by Seller as part of a Securitization Transaction and if requested by Purchaser or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered (except that no request is required in the first year after the date of the Securitization), deliver, and cause each Subservicer and Subcontractor described in clause (iii)above to deliver, to Purchaser, Purchaser’s Agent and any other Person who will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction, signed by the appropriate officer of the Seller, a certification in the form attached as Exhibit 11.
     Seller acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by Seller pursuant to such clause in signing a Sarbanes Certification filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.
     (b) Each assessment of compliance provided by a Subservicer pursuant to Section 11A.05 (a)(i) shall address each of the applicable Servicing Criteria specified on Exhibit 9 hereto delivered to Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 11A.05 (a)(iii) need not address any elements of the Servicing Criteria other than those specified by Seller pursuant to Section 11A.06(b). For purposes of clarification, the following terms used in Exhibit 9 shall have the following means for the purposes of the assessment of compliance:
(i)	Regarding 1122(d)(2)(iii), “related accounts” means one or more custodial accounts maintained pursuant to the agreement or agreements to which Servicer is a party; and “transaction agreements” means the agreement or agreements to which Servicer is a party;

(ii)	Regarding 1122(d)(3)(i) through (iv), “Reports to investors”; “investor reports” and “reports” each mean, where used, reports Servicer delivers to Purchaser or its agent, such as a master servicer; “investor” and “investors” each mean, where used, Purchaser or Purchaser’s agent;
“transaction agreements” means, where used, agreements to which Servicer is a party.

(iii)	Regarding 1122(d)(3)(i) (C) and (D), Servicer has no knowledge of, and is not responsible for, Commission filings, or books and records of others, such as trustees, investors or master servicers.
     Section 11A.06. Use of Subservicers and Subcontractors .
     Seller shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of Seller as servicer under this Agreement or any applicable Reconstitution Agreement related thereto unless Seller complies with the provisions of paragraph (a) of this Section. Seller shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of Seller as servicer under this Agreement or any applicable Reconstitution Agreement related thereto unless Seller complies with the provisions of paragraph (b) of this Section.
     (a) It shall not be necessary for Seller to seek the consent of Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. If necessary for compliance with Reg. AB, and after reasonable notice from Purchaser of the parties involved in Purchaser’s Securitization Transaction and their threshold percentage involvement, Seller shall cause any Subservicer used by Seller (or by any Subservicer of Seller) to for the benefit of Purchaser and any Depositor to comply with the provisions of this Section and with Sections 11A.02, 11A.03(c), (e), (f) and (g), 11A.04, 11A.05 and 11A.07 of this Agreement as if such Subservicer were Seller, and to provide the information required with respect to such Subservicer under Section 11A.03(d) of this Agreement. Seller shall be responsible for obtaining from each Subservicer and delivering to Purchaser any servicer compliance statement required to be delivered by such Subservicer under Section 11A.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 11A.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 11A.05 as and when required to be delivered pursuant to this Agreement.
     (b) It shall not be necessary for Seller to seek the consent of Purchaser or any Purchaser’s Agent to the utilization of any Subcontractor. If necessary for compliance with Reg. AB, and after reasonable notice from Purchaser of the parties involved in Purchaser’s Securitization Transaction and their threshold percentage involvement, Seller shall promptly upon request provide to Purchaser (or any designee of Purchaser, such as a Master Servicer) a written description of the role and function of each Subcontractor utilized by Seller or any Subservicer who is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB and Instruction 2 to the Instructions to Item 1122, specifying which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to this paragraph.
     (c) As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function within the meaning of Item 1122 of Regulation AB, Seller shall cause any such Subcontractor used by Seller (or by any Subservicer) to comply with the provisions of Sections 11A.05 and 11A. 07 of this Agreement to the same extent as if such Subcontractor were Seller. Seller shall be responsible for obtaining from each Subcontractor and delivering to Purchaser and Purchaser’s Agent any such assessment of compliance and attestation required to be delivered by such Subcontractor and such Subservicer under Section 11.04, in each case as and when required to be delivered pursuant to this Agreement.
     Section 11A.07. Indemnifications; Remedies.
     (a) Seller shall indemnify Purchaser, each affiliate of Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an “Indemnified Party”), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:
(i)(A) any untrue statement of a material fact contained or alleged to be contained in Seller Information or (B) or the omission or alleged omission to state in Seller Information a material fact required to be stated in Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether Seller Information or any portion thereof is presented together with or separately from such other information;
(ii) any breach by Seller of its obligations under this Section 11A, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 11A, including any failure by Seller to identify pursuant to Section 11A.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB; or
(iii) any breach by Seller of a representation or warranty set forth in, or furnished pursuant to, Section 11A.02(a) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by Seller of a representation or warranty in a writing furnished pursuant to Section 11A.02(b) to the extent made as of a date subsequent to such closing date; or
     (iv) the negligence bad faith or willful misconduct of Seller in connection with its performance under this Section 11A.
     These indemnities shall survive termination of this Agreement. If the indemnification provided for in this Section 11A.07 is unavailable or insufficient to hold harmless an Indemnified Party as so provided in this Section 11A.07, then Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party, as a result of the indemnified losses, claims, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and Seller on the other.
     In the case of any failure of performance described in clause (a)(ii) of this Section, Seller shall promptly reimburse Purchaser, any Depositor, applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by Seller, any Subservicer, any Subcontractor or any Third-Party Originator.
     (b)(i) Any failure by Seller to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 11A, or any breach by Seller of a representation or warranty set forth in Section 11A.02(a) or in a writing furnished pursuant to Section 11A.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 11.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to Seller under this Agreement and any applicable Reconstitution Agreement related thereto, and shall entitle Purchaser ,or any Depositor to terminate the rights and obligations of Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement related thereto without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement related thereto to the contrary) of any compensation to Seller (and if Seller is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement related thereto expressly provides for the survival of certain rights or obligations following termination of Seller as servicer, such provision shall be given effect.
          (ii) Any failure by Seller to deliver any information, report, certification or accountants’ letter when and as required under Section 11A.04 and 11A.05, including any failure by Seller to identify pursuant to Section 11A.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to Seller under this Agreement and any applicable Reconstitution Agreement related thereto, and shall entitle Purchaser, any Master Servicer or any Depositor, as applicable, to terminate the rights and obligations of Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement related thereto without payment of a termination fee as provided in Section 14.02 (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement related thereto to the contrary); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement related thereto expressly provides for the survival of certain rights or obligations following termination of Seller as servicer, such provision shall be given effect. Neither Purchaser nor any agent of Purchaser shall be entitled to terminate the rights and obligations of Seller pursuant to this subparagraph (b)(ii) if a failure of Seller to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.
     (iii) Seller shall promptly reimburse Purchaser or (any designee of a Purchaser, such as a Master Servicer) and any Depositor, as applicable, for all reasonable expenses incurred by Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the parties may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement related thereto or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.
     Section 11A.08. Third Party Beneficiary.
     For purposes of this Section 11A, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits as if it were a direct party to this Agreement.
     SECTION 12. Seller.
     Section 12.01. Indemnification; Third Party Claims.
     Seller agrees to indemnify and hold harmless Purchaser against any and all actual losses, damages, actions, or liabilities, including reasonable attorneys fees, which Purchaser sustains, which are caused by the failure of Seller to perform its duties, obligations and covenants in material compliance with the terms of this Agreement, excluding, however, any and all consequential and punitive damages.
     If Purchaser seeks indemnification under this Section 12.01, it must promptly give Seller notice of any legal action or potential claim. However, delay or failure by Purchaser to provide such notice shall not release Seller from any indemnity obligations, except and only to the extent that Seller shows that such delay or failure materially prejudiced the defense of such action or increased the amount of such claim. Seller shall be responsible to conduct such defense through counsel reasonably satisfactory to Purchaser; provided, however, that Seller is permitted to control fully the defense of any such claim and to settle any such claim subject to Purchaser’s approval, which approval shall not be unreasonably withheld; provided further, that Purchaser shall have the right to retain counsel to represent it at its expense in connection with any such claim. If Seller fails to assume the defense of an action within twenty (20) days after receiving notice, then Seller shall be bound by any determination made in the action or by any compromise or settlement Purchaser may effect. Without the consent of the other party, neither Purchaser nor Seller shall agree to any settlement if the matter involves any possible criminal action or proceeding, or contains a stipulation to, or admission or acknowledgment of, any wrongdoing (in tort or otherwise) on the part of the other party, and the settlement of any such matter without the prior written consent of the other party shall be void and of no effect with respect to that other party. Purchaser agrees to use reasonable efforts to mitigate any claims tendered to Seller. To the extent of any amounts paid by Seller pursuant to the indemnification provided above, Purchaser shall assign to Seller all of its claims for recovery against third parties for any indemnification provided by Seller, whether such claims arise pursuant to insurance coverage, contribution, subrogation or otherwise. The provisions of this Section 12.01 shall survive termination of this Agreement.
     Section 12.02. Merger or Consolidation of Seller.
     Seller will keep in full effect its existence, rights and franchises, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.
     Any Person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller shall be a party, or any Person succeeding to substantially all of the business of Seller (whether or not related to loan servicing), shall be the successor of Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
     Section 12.03. Limitation on Liability of Seller and Others.
     The duties and obligations of Seller shall be determined solely by the express provisions of this Agreement; Seller shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement; and no implied warranties, covenants or obligations shall be read into this Agreement against Seller. Neither Seller nor any of the directors, officers, employees or agents of Seller shall be under any liability to Purchaser for taking or for refraining from taking any action in accordance with Customary Servicing Procedures and otherwise in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect Seller against any liability resulting from any material breach of any representation or warranty made herein; and, provided further, that this provision shall not protect Seller against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of its obligations or duties hereunder. Seller and any director, officer, employee or agent of Seller may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 12.01, Seller shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to Seller’s duty to service the Mortgage Loans in accordance with this Agreement.
     Section 12.04. Seller Not to Resign.
     Except as provided in Section 12.02, Seller shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of Seller and Purchaser or upon the determination that Seller’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Seller. Any such determination permitting the unilateral resignation of Seller shall be evidenced by an opinion of counsel to such effect delivered to Purchaser, which opinion of counsel shall be in form and substance acceptable to Purchaser. Except as provided in Section 12.02, no such resignation or assignment shall become effective until a successor has assumed Seller’s responsibilities and obligations hereunder in accordance with Section 14.03.
     SECTION 13. Default.
     Section 13.01. Events of Default.
     In case one or more of the following Events of Default by Seller shall occur and be continuing:
          (a) any failure by Seller to remit to Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Seller by Purchaser; or
          (b) failure by Seller to duly observe or perform, in any material respect, any other covenants, obligations or agreements of Seller as set forth in this Agreement which failure continues unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Seller by Purchaser; or
          (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Seller and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days; or
          (d) Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Seller or relating to all or substantially all of Seller’s property; or

          (e) Seller shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;
then, and in each and every such case, so long as an Event of Default shall not have been remedied, Purchaser, by notice in writing to Seller, may, in addition to whatever rights Purchaser may have at law or equity, including damages, injunctive relief and specific performance, commence termination of all the rights and obligations of Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof. Upon receipt by Seller of such written notice from Purchaser stating that it intends to terminate Seller as a result of such Event of Default, all authority and power of Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 14.03. Upon written request from Purchaser, Seller shall prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor’s possession all Mortgage Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor at Seller’s expense. Seller agrees to cooperate with Purchaser and such successor in effecting the termination of Seller’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all amounts which shall at the time be credited by Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.
     Section 13.02. Waiver of Defaults.
     Purchaser may waive any default by Seller in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.
     SECTION 14. Termination.
     Section 14.01. Termination.
     Unless terminated with respect to all or a portion of the Mortgage Loans on an earlier date pursuant to Section 13, the respective obligations and responsibilities of Seller, as Seller, shall terminate upon the distribution to Purchaser of the final payment or disposition with respect to the last Mortgage Loan (or advances of same by Seller) and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder. Upon written request from Purchaser in connection with any such termination, Seller shall prepare, execute and deliver, any and all reasonable and necessary documents and other instruments, place in Purchaser’s possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at Purchaser’s sole expense. Seller agrees to cooperate with Purchaser and such successor in effecting the termination of Seller’s responsibilities and rights hereunder as Seller, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.
     Section 14.02. Termination of Seller Without Cause.
     Notwithstanding anything herein to the contrary, Purchaser may terminate the obligations and responsibilities of Seller, without cause, upon payment to Seller of a termination fee equal to three percent (3%) of the aggregate outstanding principal balance of the Mortgage Loans as of the date of such termination. In addition, Purchaser shall reimburse Seller for any and all out-of-pocket costs incurred by Seller in connection with such termination. The termination fee provided for in this Section 14.02 shall be paid by Purchaser within ten (10) Business Days of any such termination without cause by Purchaser, and Purchaser shall reimburse Seller for its out-of-pocket costs resulting from such termination within ten (10) Business Days following Purchaser’s receipt of an invoice for such costs.
     Section 14.03. Successors to Seller.
     Prior to the termination of Seller’s responsibilities and duties under this Agreement pursuant to Sections 12.04, 13.01, 14.01 or 14.02, Purchaser shall (a) succeed to and assume all of Seller’s servicing responsibilities, rights, duties and obligations under this Agreement or (b) within one hundred eighty (180) days appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of Seller under this Agreement upon such termination. In connection with such appointment and assumption, Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. If Seller’s duties, responsibilities and liabilities under this Agreement shall be terminated pursuant to the aforementioned Sections, Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence which it is obligated to exercise under this Agreement. The resignation or removal of Seller pursuant to the aforementioned Sections shall not become effective until the earlier of (i) appointment of a successor pursuant to this Section, or (ii) expiration of a period of one hundred eighty (180) days after receipt by Seller from Purchaser or Purchaser’s agent of a notice of termination or receipt by Purchaser or Purchaser’s agent of a notice of resignation. Prior to the transfer of servicing to a successor servicer, Purchaser or Purchaser’s designee shall reimburse Seller for any and all Servicing Advances and any other amounts due and owning pursuant to this Agreement.
     Any successor to Seller appointed as servicer as provided herein shall execute, acknowledge and deliver to Seller and to Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of Seller or this Agreement pursuant to Sections 12.04, 13.01 or 14.01 shall not affect any claims that Purchaser may have against Seller under this Agreement which arose prior to any such termination or resignation.
     Seller shall do such things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of Seller.

     Upon a successor’s acceptance of appointment as such, Purchaser shall immediately notify Seller of such appointment.
     SECTION 15. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, return receipt requested, or, if by other means, when received by the other party at the address as follows:
     (a) if to Seller:
ABN AMRO Mortgage Group, Inc.
7159 Corklan Drive
Jacksonville, FL 32258
Attn:     Raymond Barbone
Phone:  904/288-5211
Fax:      904/288-5089
With a copy to:
LaSalle Bank Corporation
Legal Department
2600 West Big Beaver Rd.
Troy, Michigan 48084
Attn:     Thomas E. Reiss
Phone:   248/637-2571
Fax:       248/637-2768
     (b) if to Purchaser:
     (c)
RWT Holdings, Inc.
One Belvedere Place, Suite 310
Mill Valley, CA 94941
Attn:     Laura Jeffery
Phone:  (415) 380-2337
Fax:       (415) 381-1773
or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).
     SECTION 16. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.
     SECTION 17. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of Seller shall be rendered as an independent contractor and not as agent for Purchaser.
     SECTION 18. Counterparts and Facsimile Transmission. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement may be delivered via facsimile transmission of executed counterparts, and each executed counterpart so delivered shall be deemed an original.
     SECTION 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA, AND, TO THE EXTENT NOT PREEMPTED THEREBY, THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO THE CHOICE OF LAW RULES OF MICHIGAN OR ANY OTHER JURISDICTION.
     SECTION 20. Intention of the Parties. It is the intention of the parties that Purchaser is purchasing, and Seller is selling, the Mortgage Loans and not a debt instrument of Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by Seller, and a purchase by Purchaser, of the Mortgage Loans. Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and Seller shall cooperate with all reasonable requests made by Purchaser in the course of such review.
     It is not the intention of the parties that such conveyances be deemed a pledge thereof. However, if, notwithstanding the intent of the parties, such assets are held to be the property of Seller or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of Michigan and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by Seller to Purchaser of a security interest in all of the assets transferred, whether now owned or hereafter acquired.
     Purchaser agrees that, when interpreting this Agreement or any other document delivered by Purchaser to Seller, there shall be no presumption against Seller on account of the fact that Seller is the party causing the drafting of this Agreement.

     SECTION 21. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by Purchaser, Seller, and the respective successors and assigns of Purchaser and Seller.
     SECTION 22. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.
     SECTION 23. Exhibits. The Exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
     SECTION 24. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;
          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;
          (c) references herein to “Sections,” “Paragraphs” and other subdivisions without reference to a document are to designated sections, paragraphs and other subdivisions of this Agreement;
          (d) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;
          (e) the term “include” or “including” shall mean without limitation by reason of enumeration; and
          (f) the terms “state law” or “local law” or other references to state law or local laws shall mean such laws except as they are preempted by federal law or federal regulations.
     SECTION 25. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.
     SECTION 26. Amendment. This Agreement may be amended from time to time by Purchaser and Seller by written agreement signed by the parties hereto.

     SECTION 27. Confidentiality and Information Security.
     (a) Confidentiality of Agreement. Purchaser and Seller shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent: (a) the disclosure thereof is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party’s employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person’s duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by Purchaser (or an affiliate assignee thereof) or to any Person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; or (d) reasonably believed by such party to be necessary for the enforcement of such party’s rights under this Agreement.
     (b) Confidentiality of Information. Each party represents and warrants to the other that it and its directors, officers, employees and agents, including subcontractors, shall safeguard and hold as confidential all Confidential Information disclosed to it by the other party, and shall use such Confidential Information of the other party solely for the purposes contemplated by this Agreement and shall not disclose such information to persons other than its directors, officers, employees and agents having a need to know such Confidential Information of the other party in order to perform its corporate obligations, the obligations under this Agreement, to enforce this Agreement, or as otherwise required by law. If a party is required by law to disclose the Confidential Information of the other party (such as pursuant to subpoena, discovery, search warrant, order of a court or government agency or similar process), the party, to the extent allowed by law, shall promptly notify the other party of the receipt of such legal process, and cooperate with the other party should that other party seek to quash the process or obtain a protective order or other appropriate relief to protect its Confidential Information. The term “Confidential Information” shall mean all proprietary information of a party, all information of a party marked restricted or confidential, all information of a party regarding its customers and prospective customers (including the non-public personal information of individual consumers), account information, products and services, financial, technical, procurement or marketing information, business or marketing strategies, operating and security policies and procedures, trade secrets and similar proprietary information, in whatever form, which could reasonably be expected to be confidential information. Confidential Information does not, however, include information (i) which was rightfully in possession of or known to the receiving party without any obligation of confidentiality prior to receiving it from the disclosing party; (ii) which is, or subsequently becomes, legally and publicly available without breach of this Agreement; (iii) which is rightfully obtained by the receiving party from a source other than the disclosing party without any obligation of confidentiality; (iv) which is independently developed by a party without use of the other party’s confidential information; (v) which is disclosed by the receiving party with the written permission of the disclosing party; and (vi) which is disclosed pursuant to an order issued by a court or government agency of competent jurisdiction or a subpoena. Confidential Information will be used by the receiving party solely for the purposes for which the Confidential Information is provided. Disclosure of Confidential Information to a party’s outside counsel and accountants and its regulatory agencies in the course of their professional duties with respect to a party shall be deemed not to be a breach of the confidentiality provisions of this Agreement.
     (c) Information Security. Further, in accordance with the requirements of the Interagency Guidelines Establishing Information Security Standards, 12 C.F.R., Part 30, Appendix B, promulgated under section 39 of the Federal Deposit Insurance Act, 12 U.S.C §1831p-1, or under section 93a of the National Bank Act, 12 U.S.C. §93a and sections 501 and 505(b) of the Gramm-Leach-Bliley Act (the “Interagency Guidelines”), each party agrees, as applicable, to implement appropriate information security measures, including disaster recovery measures, designed to meet the objectives of the Interagency Guidelines, and that the party providing non-public personal information of individual consumers (“Customer Information) has the right to review audits, summaries of test results, or other equivalent evaluations of the information security measures of the party receiving the Customer Information, or to conduct audits of the same, in order to insure that the party receiving the Customer Information is meeting the objectives of the Interagency Guidelines. All of the provisions of this Section 27 shall survive the termination of this Agreement.
     SECTION 28. Entire Agreement. This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.
     SECTION 29. Further Information and Agreements. Upon reasonable requests of Purchaser, Seller shall provide Purchaser with (i) evidence of the authorization of the person signing any certification or statement, (ii) copies or other evidence of Fidelity Bond and errors and omission insurance policies, and (iii) such other information related, including financial information, as may be necessary or appropriate to effectuate the purposes of this Agreement. Seller and Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.
(CONTINUED ON FOLLOWING PAGE)

     SECTION 30. JURY WAIVER. EACH PARTY ACKNOWLEDGES THAT THE RIGHT OF TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT ONE THAT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH LEGAL COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, FOR ITS OWN BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION IN ANY WAY RELATED TO THIS AGREEMENT, PERFORMANCE THEREUNDER, AND/OR ENFORCEMENT THEREOF.
     Purchaser and Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

RWT Holdings, Inc.
as Purchaser

/s/ RWT HOLDINGS, INC.

By:

Name:

Title:

ABN AMRO Mortgage Group, Inc.,
as Seller

/s/ ABN AMRO MORTGAGE GROUP, INC.

By:

Name:

Title:

EXHIBIT 1
MORTGAGE LOAN DOCUMENTS
     With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:
(a)	the original Mortgage Note bearing all intervening endorsements and signed in the name of Seller by an officer thereof, or if the Mortgage Note has been lost or destroyed, a lost note affidavit;

(b)	the original Assignment of Mortgage;

(c)	the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon; or if such documents have not been returned from the applicable recording office or have been lost, a true and complete copy of the original;

(d)	the original recorded Mortgage, or imaged copy of the recorded Mortgage, or if any such Mortgage has not been returned from the applicable recording office, a true and complete copy of the original Mortgage; provided, however, that such original recorded document or imaged copy thereof shall be delivered to Purchaser no later than one (1) year following the related Closing Date, unless there has been a delay at the applicable recording office;

(e)	the originals of all intervening assignments of mortgage, or imaged copies of the recorded documents, with evidence of recording thereon, or if any such intervening assignment of mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, a true and complete copy of the original intervening assignment of mortgage; and

(f)	if required, the original mortgagee title insurance policy or if not yet issued, a copy of the title commitment with proof of payment, or imaged copies thereof.

EXHIBIT 2
CONTENTS OF EACH MORTGAGE FILE
     With respect to each Mortgage Loan, the Mortgage File, which may be an image thereof, shall include each of the following items, unless otherwise disclosed to Purchaser on the data tape:
(a)	Mortgage Loan application.

(b)	Mortgage Loan closing statement.

(c)	Verification of employment and income, if required.

(d)	Verification of acceptable evidence of source and amount of down payment, if required.

(e)	Credit report on Mortgagor, in a form acceptable to the Agency.

(f)	Residential collateral assessment report in a form acceptable to the Agency, if required.

(g)	Survey of the Mortgaged Property, unless a survey is not required.

(h)	Copies of all required disclosure statements.

(i)	Sales contract, if applicable and required.

(j)	The Primary Mortgage Insurance Policy or certificate of insurance or electronic notation of the existence of such policy, where required.

(k)	Evidence of electronic notation of the hazard insurance policy, and, if required by law, evidence of the flood insurance policy.

EXHIBIT 3
SELLER’S OFFICER’S CERTIFICATE
I,                                                             , hereby certify that I am a duly elected                      Vice President of ABN AMRO Mortgage Group, Inc., a Delaware corporation (the “Company”), and further certify on behalf of the Company as follows:
1.	Attached hereto as Exhibit A is a true and complete copy of the Certificate of Incorporation of the Company, as amended, as filed with the Secretary of State of the State of Delaware. Such Certificate of Incorporation has not been amended and is in full force and effect on the date hereof.
2.	Attached hereto as Exhibit B is a true and correct copy of the Certificate of the Secretary of State of the State of Delaware, dated , 2006, as to the good standing of the Company.
3.	Attached hereto as Exhibit C is a true and complete copy of the Amended and Restated By-Laws of the Company. Such By-Laws have not been amended or revoked and are in full force and effect on the date hereof.
4.	Section 11.1 of the Amended and Restated By-Laws, entitled “Execution of Instruments,” authorizes any Vice President, First Vice President, or Senior Vice President of the Company, among others, to execute and deliver documents in connection with the sale, assignment, transfer, conveyance, management or handling in any way of any property held or controlled by the Company.
5.	Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Mortgage Loan Sale and Servicing Agreement (the “Agreement”) dated as of , 2006, by and between the Company and , a corporation, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of Mortgage Loans in accordance with the Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact.
6.	Set forth below is the name, title and specimen signature of the person who has been duly elected and qualified to serve in the capacity set forth opposite his or her name:

Name	Title		Signature

Vice President
7.	The signature of each such person appearing on such documents is his or her genuine signature. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.
IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: , 2006	ABN AMRO MORTGAGE
GROUP, INC.

By:

, Vice President
     I,                                         , Assistant Secretary of ABN AMRO Mortgage Group, Inc., hereby certify that                                          is a duly elected, qualified and acting                      Vice President of ABN AMRO Mortgage Group, Inc., that the signature appearing above is his genuine signature, and that pursuant to By-Law 11.1 of the Amended and Restated By-Laws of the Company attached hereto as Exhibit C he is authorized to execute and deliver the Agreement.
     IN WITNESS WHEREOF, I have hereunto signed my name.

Dated as of , 2006	ABN AMRO MORTGAGE GROUP, INC.

By:

Assistant Secretary

EXHIBIT 4
OPINION OF COUNSEL TO THE SELLER
(Date)
RWT Holdings, Inc.
One Belvedere Place, Suite 310
Mill Valley, CA 94941
Attention: Laura Jeffery

Re:	Master Mortgage Loan Sale and Servicing Agreement, dated as of [ ] 1, 200[ ]
Ladies and Gentlemen:
     I am special counsel to ABN AMRO Mortgage Group, Inc., a Delaware corporation (the “Company”), with respect to certain matters in connection with the sale and servicing by the Company of the Mortgage Loans pursuant to that certain Master Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2006 (the “Agreement”), by and between the Company and RWT Holdings, Inc., a Delaware corporation, (the “Purchaser”). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.
     In rendering the opinions set forth below, I have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of the Company, the Agreement and such corporate records, agreements or other instruments of the Company, and such certificates, records and other documents, agreements and instruments, as I have deemed necessary and proper as the basis for my opinions. In connection with such examination, I have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity to executed original documents of all documents submitted to me in draft and the accuracy of the matters set forth in the documents we reviewed. I have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto. As to any facts material to such opinions that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company as I have deemed necessary and proper as the basis for my opinions, including, among other things, the representations and warranties in the Agreement.
     I am a member of the State Bar of Michigan and my opinions herein are limited to matters governed by the laws of Michigan and the federal laws of the United States of America. I have not made any examination of the laws of any other jurisdiction as to the extent or manner in which such laws may govern or affect the Agreement or the transactions contemplated thereby.
Subject to the foregoing, it is my opinion that:

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is authorized to service and administer the Mortgage Loans in the states where the Mortgaged Properties are located.
          2. The execution, delivery and performance by the Company and the transactions contemplated thereby are within its corporate power and have been duly authorized by all necessary corporate action on the part of the Company.
          3. The Agreement is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws of general application affecting the rights of creditors and subject to the rules of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          4. The execution, delivery and performance by the Company of the Agreement and the transactions contemplated thereby: (a) do not contravene or conflict with its certificate of incorporation or by-laws or any law or regulation to which the Company is subject; or (b) to the best of my knowledge (without independent investigation), neither result in the creation or imposition of any lien on the property or assets of the Company; nor require any action by or in respect of, or filing with, any governmental body, agency or official.
          5. There is no action, suit, proceeding or, investigation pending or threatened against the Company which, in my judgment, either in any instance or in the aggregate, will likely result in any material adverse change in the business, operations, financial conditions, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreement or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreement.
     Except as expressly provided herein, this opinion is being furnished solely to the addressee hereof solely for their benefit in connection with the transactions contemplated in the Agreement, and it is not to be used, circulated, quoted or otherwise referred to, or relied upon by anyone other than such addressee, or used for any purpose without my express written consent. Further, I assume no obligation to revise or supplement this opinion should the present laws or regulations be changed by legislative or administrative action, judicial decision or otherwise.

Sincerely, ABN AMRO Mortgage Group, Inc.

By:

Thomas E. Reiss
Its:	Special Counsel
TER/-

EXHIBIT 5
ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
(for Whole Loan Transfers)
between

,
as Assignee,

as Assignor
and
ABN AMRO Mortgage Group, Inc.,
as the Company
Dated ______

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
(for Whole Loan Transfers)
     This Assignment, Assumption and Recognition Agreement (the “Agreement”) is made and entered into on                     , by                     , having an address at                                                              (“Assignor”),                                         , having an address at                                                              (“Assignee”) and ABN AMRO Mortgage Group, Inc., having an address at 2600 West Big Beaver Road, Troy, Michigan 48084 (“Company”).
     In consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Assignment and Assumption. Except as expressly provided for herein, and upon payment by Assignee to Assignor of the amounts referenced in that certain trade confirmation dated as of                      (the “Trade Confirmation”) and duly executed by Assignor and Assignee (such amounts, the “Purchase Price”), and upon payment to Company of any Reconstitution Fee required pursuant to the Sale Agreement defined below, Assignor hereby grants, transfers and assigns to Assignee (a) all of its right, title and interest in and to each of the mortgage loans identified in Exhibit A attached hereto, excluding the servicing rights related thereto (“Mortgage Loans”) and (b) with respect to the Mortgage Loans, all of its right, title and interest as “Purchaser” in that certain Master Mortgage Loan Sale and Servicing Agreement dated                     , and duly executed by the Company and Assignor, a copy of which is attached hereto as Exhibit B (the “Sale Agreement”). Notwithstanding anything to the contrary contained herein, Assignor is not assigning to Assignee any of the servicing rights related to the Mortgage Loans.
     Except as is otherwise expressly provided herein, Assignor makes no representations, warranties or covenants to Assignee and Assignee acknowledges that Assignor has no obligations to Assignee under the terms of the Sale Agreement, or otherwise relating to the transaction contemplated herein, including but not limited to, any obligation to repurchase any of the Mortgage Loans or to indemnify Assignee.
     2. Payment of Purchase Price. Assignee shall pay the Purchase Price to Assignor on or prior to the date hereof by wire transfer of immediately available funds to the account designated below:

ABA -

ACCT -
REF –
     3. Recognition of Assignee by the Company. From and after the date hereof, and on the condition that Assignor shall have paid any Reconstitution Fee required pursuant to the Sale

Agreement, the Company shall recognize Assignee as the owner of the Mortgage Loans and the “Purchaser” under the Sale Agreement with respect to such Mortgage Loans.
     4. Servicing of the Mortgage Loans. From and after the date hereof, and on the condition that Assignor shall have paid any Reconstitution Fee required pursuant to the Sale Agreement, the Company shall service the Mortgage Loans for Assignee in accordance the Sale Agreement. The address of “Purchaser” set forth in Section 15 of the Sale Agreement shall be amended to read as follows:
Attn:
     The wire transfer instructions for distributions to Assignee on the remittance dates shall be as follows:
Bank:
City:
ABA Routing Number:
For Credit to:
Account No.:
Attn:
     5. Status of Sale Agreement. The Company and Assignor represent and warrant to Assignee that as of the date hereof (a) the Sale Agreement with respect to each of the Mortgage Loans is in full force and effect, (b) the Sale Agreement has not been amended or modified in any respect (except as provided herein), and (c) there has been no waiver or any agreement to waive any provision, nor has any notice of termination been given, under the Sale Agreement.
     6. No Claims. The Company represents and warrants to Assignor and Assignee that it has no offsets, counterclaims or other defenses available to it with respect to the Sale Agreement. Assignor represents and warrants to the Company and Assignee that it has no offsets, counterclaims or other defenses available to it with respect to the Sale Agreement.
     7. Covenants, Representations and Warranties of Assignor. Assignor represents and warrants to, and covenants with, Assignee that:
          a. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and sell the Mortgage Loans;
          b. Assignor has full corporate power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of Assignor of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of Assignor. This Agreement has been fully executed and delivered by Assignor and constitutes the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its respective terms, except as enforcement is limited by applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;
          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transaction contemplated hereby;
          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignor’s knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would materially and adversely affect (i) the sale of the Mortgage Loans to Assignee, (ii) the execution, delivery or enforceability of this Agreement, or (iii) Assignor’s ability to perform its obligations under this Agreement; and
          e. Immediately prior to payment of the Purchase Price for the Mortgage Loans, Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever.
     8. Covenants, Representations and Warranties of Assignee. Assignee represents and warrants to, and covenants with, Assignor and the Company that except for the provisions pertaining to the payment of the purchase price thereunder, from and after the date hereof, Assignee agrees to be bound as “Purchaser” by all of the terms, covenants and conditions of the Sale Agreement and Assignee assumes for the benefit of Assignor and the Company all of Assignor’s obligations as “Purchaser” thereunder.
     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the United States of America, and to the extent not preempted thereby, the laws of the State of Michigan, without regard to the choice of law rules of Michigan or any other jurisdiction.
     10. Confidentiality. The Company, Assignor and Assignee hereby acknowledge and agree that this Agreement shall be kept confidential and its contents will not be divulged to any party without the other party’s consent except to the extent that it is appropriate for the Company, Assignor or Assignee to do so in working with their respective directors, officers, employees, agents, legal counsel, auditors, taxing authorities or other governmental agencies.
     11. Conflict with Sale Agreement. To the extent there is any conflict between the terms of the Sale Agreement and this Agreement, the latter shall be controlling, notwithstanding anything to the contrary contained in the Sale Agreement.
     12. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Sale Agreement.
     13. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument. This Agreement may be delivered via facsimile transmission of executed counterparts, and each executed counterpart so delivered shall be deemed an original.

     14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, return receipt requested, or, if by other means, when received by the other party at the address as follows:
          (a) if to Assignee:
          With copy to:
          (b) if to the Company:
ABN AMRO Mortgage Group, Inc.
7159 Corklan Drive
Jacksonville, FL 32258
Attn: Raymond Barbone
Phone: 904/288-5211
Fax: 904/288-5089
With copy to:
LaSalle Bank Corporation
Legal Department – M 0900-380
2600 West Big Beaver Road
Troy, Michigan 48084
Attn: Thomas E. Reiss
Phone: 248/637-2571
Fax: 248/637-2768
          (c) if to Assignor:
With copy to

     SECTION 15. JURY WAIVER. EACH PARTY ACKNOWLEDGES THAT THE RIGHT OF TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT ONE THAT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH LEGAL COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, FOR ITS OWN BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION IN ANY WAY RELATED TO THIS AGREEMENT, PERFORMANCE THEREUNDER, AND/OR ENFORCEMENT THEREOF.
     The parties hereto have executed this Agreement on the date first above written.
,

Assignor

By

Name:
Title:
,

Assignee

By

Name:
Title:

ABN AMRO MORTGAGE GROUP, INC., the Company

By

Name:
Title:

EXHIBIT A
MORTGAGE LOANS
(attached)

EXHIBIT B
MORTGAGE LOAN
SALE AND SERVICING
AGREEMENT
(attached)

EXHIBIT 6
FORM OF
ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
(For Securitization Transactions #1)
[This agreement is for use in transferring rights and obligations relating to the Mortgage Loans from Purchaser to a Depositor in connection with a Securitization Transaction.]
     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of [     ], 2006 (the “Assignment”), is entered into among RWT Holdings, Inc. (the “Assignor”), [          ] (the “Assignee”) and ABN AMRO Mortgage Group, Inc., as the seller and servicer (the “Company”).
RECITALS
WHEREAS, the Assignor and the Company have entered into a certain Master Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2006, and pursuant to the Commitment Letter(s) issued under the Master Mortgage Loan Sale and Servicing Agreement and listed in Appendix A hereto(together with the Master Mortgage Loan and Servicing Agreement, the “Agreement”) Assignor acquired from the Company certain Mortgage Loans (the “Specified Mortgage Loans”) which are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”) and the Company agreed to service such Mortgage Loans; and
     WHEREAS, the Assignor has agreed to sell, assign and transfer to Assignee all of its right, title and interest in the Specified Mortgage Loans and its rights under the Agreement with respect to the Specified Mortgage Loans; and
     WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.
     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:
     1. Assignment and Assumption.
     (a) Effective on and as of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all of its rights and obligations provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Company hereby acknowledges such assignment and assumption.
     (b) Effective on and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee’s interest in the Specified Mortgage Loans since the date of the Assignor’s acquisition of the Specified Mortgage Loans.
2. Recognition of the Assignee.
From and after the date hereof, the Company shall recognize the Assignee as the holder of the rights and benefits of the Purchaser with respect to the Specified Mortgage Loans and the Company will service the Specified Mortgage Loans for the Assignee pursuant to the Master Mortgage Loan Sale and Servicing Agreement, which is incorporated herein, as amended hereby, with the Assignee as Purchaser thereunder. It is the intention of the parties hereto that this Assignment will be binding upon and for the benefit of the respective successors and assigns of the parties hereto.
3. Representations and Warranties.
     (a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Company or the Assignor other than those contained in the Agreement or this Assignment.
     (b) The Assignee represents and warrants to, and covenants with, Assignor and the Company that except for the provisions pertaining to the payment of the purchase price thereunder, from and after the date hereof, Assignee agrees to be bound as “Purchaser” by all of the terms, covenants and conditions of the Agreement and Assignee assumes for the benefit of Assignor and the Company all of Assignor’s obligations as “Purchaser” thereunder.
     (c) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.
     (d) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).
4. Continuing Effect.
Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms. This Assignment constitutes a Reconstitution Agreement as defined in the Master Mortgage Loan Sale and Servicing Agreement, and the Reconstitution Date shall be the date hereof with respect to the Specified Mortgage Loans listed on Exhibit I on the date hereof.

5. Governing Law.
This Assignment shall be governed by, and construed in accordance with, the laws of the United States of America, and to the extent not preempted thereby, the laws of the State of Michigan, with out regard to the choice of law rules of Michigan or any other jurisdiction.
6. Notices.
Any notices or other communications permitted or required under the Agreement to be made to the Assignor and Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Assignor and Assignee as follows:
RWT Holdings, Inc.
One Belvedere Place, Suite 310
Mill Valley, CA 94941
[ASSIGNEE]
or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Agreement.
7. Counterparts.
This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.
     8. Definitions.
Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:

RWT HOLDINGS, INC.

By:

Name:

Title:

ASSIGNEE:

[ ].

By:

Name:

Title:

COMPANY:

ABN AMRO MORTGAGE GROUP, INC.

By:

Name:

Title:

EXHIBIT I

APPENDIX A
Commitment Letter(s)

EXHIBIT 6 (continued)
FORM OF
ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
[For Securitization Transactions #2]
[This agreement is for use in transferring from Depositor to a trustee in connection with a Securitization Transaction, the rights and benefits in Mortgage Loans, but not Purchaser’s obligations, and is subject upon Company (“Seller” in the Master Mortgage Loan Sale and Servicing Agreement) receiving an indemnification of Purchaser’s obligations under the Master Mortgage Loan Sale and Servicing Agreement, pursuant to Section 11.24 of that agreement.]
     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of [     ] ___, 2006 (the “Assignment”), is entered into among [     ] (the “Assignor”), ABN AMRO Mortgage Group, Inc., Inc., as the seller and servicer (the “Company”), and [          ] (“     ”) as Trustee under a Pooling and Servicing Agreement dated as of [     ], 2006 (the “Pooling and Servicing Agreement”), among the Assignor, as Depositor, [     ](in such Trustee capacity, the “Assignee”) and [          ] as Master Servicer and Securities Administrator.
RECITALS
     WHEREAS, RWT Holdings, Inc. (“RWT”) and the Company have entered into a certain Master Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2006 (the “Master Mortgage Loan Sale and Servicing Agreement”), and pursuant to the Commitment Letter(s) issued under the Master Mortgage Loan Sale and Servicing Agreement and listed in Appendix A hereto, (together with the Master Mortgage Loan and Servicing Agreement, the “Agreement”) RWT has acquired from the Company certain Mortgage Loans (the “Mortgage Loans”) and the Servicer has agreed to service such Mortgage Loans; and
          WHEREAS, RWT has previously sold, assigned and transferred all of its right, title and interest in certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”) and certain rights under the Agreement with respect to the Specified Mortgage Loans to Assignor; and
          WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment;
          NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:
     1. Assignment and Assumption.
     (a) Effective on and as of the date hereof, the Assignor hereby pledges, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all of its rights (but none of the Purchaser’s obligations) provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Company hereby acknowledges such assignment and assumption.
     (b) Effective on and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee’s interest in the Specified Mortgage Loans since the date of the Assignor’s acquisition of the Specified Mortgage Loans.
     2. Recognition of the Assignee.
From and after the date hereof, subject to Section 3 below, the Company shall recognize the Assignee as the holder of the rights and benefits of the Purchaser with respect to the Specified Mortgage Loans and the Company will service the Specified Mortgage Loans for the Assignee pursuant to the Master Mortgage Loan Sale and Servicing Agreement, which is incorporated herein, as amended hereby, with the Assignee as Purchaser thereunder. It is the intention of the parties hereto that this Assignment will be binding upon and for the benefit of the respective successors and assigns of the parties hereto.
     3. Assignor’s Continuing Rights and Responsibilities.
Notwithstanding Sections 1 and 2 above, the parties hereto agree that the Assignor rather than the Assignee shall have the ongoing rights to take action and the responsibilities of the Purchaser under the following sections of the Agreement:
          Master Mortgage Loan Sale and Servicing Agreement:

Section	Matter

6.03, 1st and 2nd ¶’s	(a) Remedies for Breach of Representations and Warranties.

6.05	(b) Early Payment Default.

11.01, 2nd ¶	(c) Company to Act as Servicer.

11.02	(d) Liquidation of Mortgage Loans.

11.13, 3rd ¶	(e) Title, Management and Disposition of REO Property.

11.18	(f) Assumption Agreements.

Section	Matter

11.22	(g) Company Shall Provide Access and Information as Reasonably Required.

12.01	(h) Indemnification; Third Party Claims.

12.04	(i) Company Not to Resign.
In addition, the Company agrees to furnish to the Assignor as well as the Assignee copies of reports, notices, statements and other communications required to be delivered by the Company pursuant to any of the sections of the Agreement referred to above and under the following sections, at the times therein specified:
          Master Mortgage Loan Sale and Servicing Agreement:

Section

11.09	(a) Transfer of Accounts.

11.16	(b) Statements to Purchaser.

11A.03	(c) Servicer Compliance Statement.

11A.04	(d) Report on Assessment of Compliance and Attestation.

11.21	(e) Annual Independent Public Accountant’s Servicing Report.
     4. Representations and Warranties.
     (a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Company or the Assignor other than those contained in the Agreement or this Assignment.
     (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

     (c) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).
     5. Continuing Effect.
Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms. This Assignment constitutes a Reconstitution Agreement as defined in the Master Mortgage Loan Sale and Servicing Agreement, and the Reconstitution Date shall be the date hereof with respect to the Specified Mortgage Loans listed on Exhibit I on the date hereof.
     6. Governing Law.
This Assignment shall be governed by, and construed in accordance with, the laws of the United States of America, and to the extent not preempted thereby, the laws of the State of Michigan, with out regard to the choice of law rules of Michigan or any other jurisdiction.
     7. Notices.
Any notices or other communications permitted or required under the Agreement to be made to the Assignor and Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Assignor and Assignee as follows:
[ASSIGNOR]
[ASSIGNEE]
or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Agreement.
     8. Counterparts.
This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.
     9. Definitions.
Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.
     10. Master Servicer.

     The Company hereby acknowledges that the Assignee has appointed                     the “Master Servicer”) to act as master servicer under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under the Agreement to enforce the obligations of the Company thereunder. Any notices or other communications permitted or required under the Agreement to be made to the Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Master Servicer at the following address:
[MASTER SERVICER]
or to such other address as may hereafter be furnished by the Master Servicer to Company. Any such notices or other communications permitted or required under the Agreement may be delivered in electronic format unless manual signature is required in which case a hard copy of such report or communication shall be required.
     11. Successors and Assigns.
     Upon a transfer of the Specified Mortgage Loans by the Assignee (other than in respect of repurchases pursuant to Section 5.03 or Section 6.03 of the Agreement) to a buyer (“buyer”), such transfer shall constitute a Reconstitution subject to the terms of Section 11.24 of the Agreement. Upon the closing of such transfer, the rights and obligations of Purchaser retained by the Assignor pursuant to this Assignment shall automatically terminate and the buyer shall be deemed to possess all of the rights and obligations of Purchaser under the Agreement, provided, however, that the Assignor shall remain liable for any obligations as Purchaser arising from or attributable to the period from the date hereof to the closing date of such transfer.
IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:

[ ]

By:

Name:

Title:

(CONTINUED ON FOLLOWING PAGE)

ASSIGNEE:

[ ]

By:

Name:

Title:

COMPANY:
ABN AMRO MORTGAGE GROUP, INC.

By:

Name:

Title:

EXHIBIT I

EXHIBIT II

APPENDIX A
Commitment Letter(s)

EXHIBIT 7
FORM OF INDEMNIFICATION AGREEMENT
     Indemnification Agreement dated as of [DATE] (the “Agreement”) among ABN AMRO Mortgage Group, Inc. (“ABN AMRO”), [UNDERWRITER] [any other underwriters] (the “Underwriter”) [DEPOSITOR]. (the “Depositor”), [ISSUING ENTITY], RWT HOLDINGS, INC. and REDWOOD TRUST, INC.
     Reference is made to the issuance of [          ] (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of [DATE] (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, [MASTER SERVICER], as master servicer and securities administrator, and [TRUSTEE], as trustee (the “Trustee”). The Depositor will sell certain of the Certificates to the Underwriter(s) for offer and sale pursuant to the terms of an Underwriting Agreement, dated [DATE] (the “Underwriting Agreement”), between the Depositor, RWT Holdings, Inc. and Redwood Trust, Inc. (the Depositor, RWT Holdings, Inc. and Redwood Trust, Inc. together, the “Redwood Entities”) and the Underwriter(s). Reference is also made to the Term Sheet dated [DATE](the “Term Sheet”) and the Prospectus Supplement dated [DATE] (the “Prospectus Supplement”) relating to the Certificates (the Term Sheet and the Prospectus Supplement together, the “Offering Materials”).
     ABN AMRO Mortgage Group, Inc. (“ABN AMRO”) hereby agrees to indemnify and hold harmless the Redwood Entities, [ISSUING ENTITY] (the “Issuing Entity”) and the Underwriter(s), the respective present and former directors, officers, employees and agents of each of the foregoing and each person, if any, who controls each of the Redwood Entities or the Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any and all losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain as and when such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses are incurred, insofar as such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the ABN AMRO Information (as defined herein), or arise out of, or are based upon, the omission or alleged omission to state in the ABN AMRO Information any material fact required to be stated therein or necessary to make the statements in the ABN AMRO Information, in light of the circumstances under which they were made, not misleading, and will reimburse the Redwood Entities, the Issuing Entity and each Underwriter, the present and former respective officers, directors, employees and agents of each of the foregoing and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses, as and when incurred.

2

     The Underwriters, severally and not jointly, hereby agree to indemnify and hold harmless ABN AMRO, the respective present and former directors, officers, employees and agents of ABN AMRO and each person, if any, who controls ABN AMRO within the meaning of Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain as and when such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses are incurred, insofar as such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Underwriters’ Information (as defined herein), or arise out of, or are based upon, the omission or alleged omission to state in the Underwriters’ Information any material fact required to be stated therein or necessary to make the statements in the Underwriters’ Information, in light of the circumstances under which they were made, not misleading, and will reimburse ABN AMRO, the present and former respective officers, directors, employees and agents of ABN AMRO and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses, as and when incurred.
     The Redwood Entities hereby agree to indemnify and hold harmless ABN AMRO, the respective present and former directors, officers, employees and agents of ABN AMRO and each person, if any, who controls ABN AMRO within the meaning of Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain as and when such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses are incurred, insofar as such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Term Sheet or the Prospectus Supplement other than the ABN AMRO Information and the Underwriters’ Information (the “Redwood Entities’ Information”), or arise out of, or are based upon, the omission or alleged omission to state in the Redwood Entities’ Information any material fact required to be stated therein or necessary to make the statements in the Redwood Entities’ Information, in light of the circumstances under which they were made, not misleading, and will reimburse ABN AMRO, the present and former respective officers, directors, employees and agents of ABN AMRO and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses, as and when incurred.
     For purposes of this Indemnification Agreement, the Redwood Entities, the Issuing Entity, each Underwriter and ABN AMRO acknowledge and agree that “ABN AMRO Information” shall mean the information set forth in Exhibit A hereto and on ABN AMRO’s internet website at [www.___] as to static pool information, [UPDATE AS NEEDED FOR EACH DEAL] (the “ABN AMRO Information”), and ABN AMRO hereby represents and

3

warrants, as of the date of the Offering Materials, that the ABN AMRO Information is true and correct in all material respects. and includes all information that is required to be provided pursuant to Section 11A.03 of the Agreement.
     For purposes of this Indemnification Agreement, the Redwood Entities, the Issuing Entity, each Underwriter and ABN AMRO also acknowledge and agree that the statements set forth in the last paragraph on the front cover page of the Prospectus Supplement and in the second and fourth paragraphs under the heading “Method of Distribution” in the Prospectus Supplement, constitute the only information furnished by the Underwriters for inclusion in the Offering Materials (the “Underwriters’ Information”)[UPDATE AS NEEDED FOR EACH DEAL] and each Underwriter hereby represents and warrants, as of the date of the Offering Materials, that the Underwriters’ Information is true and correct in all material respects.
     Each of the Redwood Entities hereby represents and warrants, as of the date of the Offering Materials, that the Redwood Entities’ Information is true and correct in all material respects, and that the ABN AMRO Information has been incorporated into the Term Sheet, the Prospectus Supplement and any other related disclosure document in the complete form and substance as set forth in Exhibit A hereto or as set forth in ABN AMRO’s internet website at [www.___] as to static pool information.
     Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that such indemnifying party may have to any indemnified party under this Agreement except to the extent that such indemnifying party has been materially prejudiced by such failure; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability that such indemnifying party may have to any indemnified party otherwise than under this Agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that such indemnifying party may wish, to assume (at its own expense) the defense thereof, with counsel satisfactory to such indemnified party (which counsel may be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party hereunder, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnifying party shall have agreed in writing to the continuing participation of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would, in the opinion of such counsel, be inappropriate due to the actual or potential differing interests between them. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party, which will not be unreasonably withheld or delayed or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party; provided, however, that the indemnifying party, without the prior written consent of the indemnified party, shall not agree to any settlement if the matter involves any possible criminal action or proceeding, or contains a stipulation to, or admission or acknowledgment of any wrongdoing (in tort or otherwise) on the part of the indemnified party, and any such settlement

4

agreed to without the prior written consent of the indemnified party shall be void and of no effect with respect to the indemnified party.
     If recovery is not available under the foregoing indemnification provisions for any reason other than as specified therein, each indemnified party shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of such contribution, there shall be considered the parties’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission, the relative fault of the parties, and any other equitable considerations appropriate under the circumstances; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this Indemnification Agreement, each Person, if any, that controls any Underwriter or the Redwood Entities within the meaning of either the 1933 Act or the 1934 Act shall have the same rights to contribution as does each Underwriter, the Redwood Entities, and each Person, if any, that controls ABN AMRO within the meaning of either the 1933 Act or the 1934 Act and each director of ABN AMRO shall have the same rights to contribution as ABN AMRO. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph, notify in writing such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph.
     The agreements, indemnities and representations of the parties thereto contained herein or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any parties hereto or any of the controlling persons referred to herein, and will survive the sale of the Certificates.
     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA, AND, TO THE EXTENT NOT PREEMPTED THEREBY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assignees and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument.

5

     JURY WAIVER. EACH PARTY ACKNOWLEDGES THAT THE RIGHT OF TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT ONE THAT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH LEGAL COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, FOR ITS OWN BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION IN ANY WAY RELATED TO THIS AGREEMENT, PERFORMANCE THEREUNDER, AND/OR ENFORCEMENT THEREOF.
     Executed as of the day and year first above written.

ABN AMRO MORTGAGE GROUP, INC.

By:

Name:
Title:

[DEPOSITOR]

By:

Name:
Title:

[UNDERWRITER]

By:

Name:
Title:

[OTHER UNDERWRITER]

By:

Name:
Title:

(CONTINUED ON FOLLOWING PAGE

6

[OTHER UNDERWRITER]

By:

Name:
Title:

[ ], as Issuing Entity

By: [TRUSTEE], not in its individual capacity but solely as Trustee

By:

Name:
Title:

RWT HOLDINGS, INC.

By:

Name:
Title:

REDWOOD TRUST, INC.

By:

Name:
Title:

7

EXHIBIT A – ABN AMRO INFORMATION
[Information for this Exhibit to be supplied by Seller on a deal by deal basis]

8

EXHIBIT 8
Form of Bring Down Letter
[Purchaser’s Letterhead]
[Only good IF the date of closing of the Securitization Transaction of the Mortgage Loan occurs on or before the last Business Day of the calendar month following the calendar month of the related Closing Date of the Mortgage Loan]
                    , 200___
[Name of Seller] [Address of Seller]

Re:	Master Mortgage Loan Sale and Servicing Agreement, dated as of ___, 200_
Ladies and Gentlemen:
     Reference is made to Section 11.24 of the referenced Master Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006 (the “Agreement”), between RWT Holdings, Inc., as Purchaser and                     , as Seller. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement.
     Pursuant to such Section 11.24, we hereby notify you that the representations and warranties set forth in Section 6.01 of the Agreement with respect to the Mortgage Loans identified on Exhibit A hereto are being made by you as of ___, 200___(the “Bring-Down Date”).
     This letter will be the only document evidencing your obligation to make the representations and warranties set forth in Section 6.01 with respect to the Mortgage Loans identified on Exhibit A hereto as of the Bring-Down Date. Reference is made to Section 6.03 of the Agreement for the procedures to be followed by the parties to the Agreement in the event of any breach of a representation and warranty and the remedies therefore.

Very truly yours,
as Purchaser
By:

Name:

9

EXHIBIT 9
SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
     The assessment of compliance to be completed by a Primary Servicer:

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	Yes

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	Yes

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	Yes

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	Yes

Cash Collection and Administration

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	Yes

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	Yes

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	Yes

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	Yes

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	Yes

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	Yes

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	Yes

10

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.	Yes

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	Yes

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	Yes

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other forms of payment, or custodial bank statements.	Yes

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	Yes

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	Yes

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	Yes

1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	Yes

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	Yes

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	Yes

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	Yes

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	Yes

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	Yes

11

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.	Yes

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	Yes

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	Yes

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	Yes

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	Yes

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	No

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EXHIBIT 10
ITEM 1122 FORM OF SERVICING ASSESSMENT
Re:           The [                    ] agreement dated as of [          ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]
I,                     , the                      of [NAME OF SELLER], certify to Purchaser. [MASTER SERVICER][DEPOSITOR] as follows:
(1) I am responsible for assessing compliance by ABN AMRO Mortgage Group, Inc.(“AAMG”), with the with the servicing criteria of Item 1122(d) of Regulation AB applicable to it, set forth in the Servicing Criteria to be Addressed in Assessment of Compliance annexed hereto as Exhibit A (the “Servicing Criteria”);
(2) I used the criteria of Item 1122 (d) of Regulation AB to assess AAMG’s compliance with the Servicing Criteria.
(3) For purposes of this certification, the following terms used in Exhibit A hereto shall have the following meanings:
[Changes in (i), (ii), and (iii) are not really necessary, and are less accurate]
(i) Regarding 1122(d)(2)(iii), “related accounts” means one or more custodial accounts maintained pursuant to the agreement or agreements to which Servicer is a party; and “transaction agreements” means the agreement or agreements to which Servicer is a party.
(ii)	Regarding 1122(d)(3)(i) through (iv), “Reports to investors”; “investor reports” and “reports” each mean, where used, reports Servicer delivers to the Master Servicer on behalf of the trust[Depositor?].

“investor” and “investors” each mean, where used, the Master Servicer on behalf of the trust[Depositor?].

“transaction agreements” means, where used, agreements to which Servicer is a party.

(iii)	Regarding 1122(d)(3)(i) (C) and (D), Servicer has no knowledge of, and is not responsible for, Commission filings, or books and records of others, such as trustees, investors or Master Servicers.
(4) Based on my knowledge, it is my assessment that AAMG has complied with the Servicing Criteria for the period ending the end of the fiscal year 200___(the “Applicable Period”); except for any material instances of noncompliance disclosed on the Non-Compliance Disclosure attached hereto as Exhibit B hereto.

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(5) A registered public accounting firm has issued an attestation report on my assessment of compliance with the Servicing Criteria as of and for the Applicable Period.
ABN AMRO MORTGAGE GROUP, INC

By:

Name:

Title:

14

EXHIBIT A
TO SERVICING ASSESSMENT
Dated                     , 200____
Re:      The [                    ] agreement dated as of [          ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]
SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
     The assessment of compliance to be completed by a Primary Servicer:

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	Yes

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	Yes

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	Yes

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	Yes

Cash Collection and Administration

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	Yes

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	Yes

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	Yes

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	Yes

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	Yes

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	Yes

15

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	Yes

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.	Yes

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	Yes

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	Yes

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other forms of payment, or custodial bank statements.	Yes

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	Yes

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	Yes

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	Yes

1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	Yes

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	Yes

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	Yes

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	Yes

16

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	Yes

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	Yes

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.	Yes

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	Yes

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	Yes

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	Yes

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	Yes

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	No

17

EXHIBIT B
TO SERVICING ASSESSMENT
Dated                     , 200____
Re:      The [                    ] agreement dated as of [          ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]
NONCOMPLIANCE DISCLOSURE
     The following are disclosures of AAMG noncompliance with the Servicing Criteria for the Applicable Period:
[NONE, OR ITEMIZE IF APPLICABLE ]

18

EXHIBIT 11
FORM OF ANNUAL BACKUP CERTIFICATION
Re:      The [                    ] agreement dated as of [          ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]
I,                                         , the                                           of [NAME OF SELLER] (the “Company”), hereby certify to RWT Holdings, Inc, [DEPOSITOR] and [MASTER SERVICER], with the knowledge and intent that they will rely upon this certification, that:
(1) I have reviewed the servicer compliance statement of Seller provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of Seller’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122(a) of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports and officer certificates related to the servicing of the Mortgage Loans during 200___, that were delivered pursuant to the Agreement (collectively, the “Company Servicing Information”);
(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by Company Servicing Information;
(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [DEPOSITOR], [MASTER SERVICER][SECURITIES ADMINISTRATOR][TRUSTEE];
(4) I am responsible for reviewing the activities performed by Seller as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement, and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, Seller has fulfilled its obligations under the Agreement in all material respects; and
(5) The Compliance Statement required to be delivered by Seller pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by Seller and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to

19

[DEPOSITOR][MASTER SERVICER]. Any material instances of noncompliance with the Agreement and any Reconstitution Agreement and any material instances of noncompliance with the Servicing Criteria have been disclosed in such reports.
     ABN AMRO MORTGAGE GROUP, INC.

By:

Name:

Title:	Date:

20

ABN AMRO — SEQUOIA TO TRUSTEE
ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
For
Master Mortgage Loan Sale and Servicing Agreement
     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of March 30, 2007 (the “Assignment”), is entered into among Sequoia Residential Funding, Inc. (the “Assignor”), ABN AMRO Mortgage Group, Inc., Inc., as the seller and servicer (the “Company”), and HSBC Bank USA, National Association (“HSBC Bank”) as Trustee under a Pooling and Servicing Agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), among the Assignor, as Depositor, HSBC Bank (in such Trustee capacity, the “Assignee”) and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.
RECITALS
WHEREAS, RWT Holdings, Inc. (“RWT”) and the Company have entered into a certain Master Mortgage Loan Sale & Servicing Agreement, dated as of July 1, 2006 (the “Master Mortgage Loan Sale and Servicing Agreement”), and pursuant to the terms of commitment letter(s) issued under the Master Mortgage Loan Sale and Servicing Agreement and listed in Appendix A hereto RWT has acquired from the Company certain Mortgage Loans (the “Mortgage Loans”) and the Company has agreed to service such Mortgage Loans; and
     WHEREAS, RWT has previously sold, assigned and transferred all of its right, title and interest in certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”) and certain rights under the Agreement with respect to the Specified Mortgage Loans to Assignor; and
     WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.
     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:
     1. Assignment and Assumption.
          (a) Effective on and as of the date hereof, the Assignor hereby pledges, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all of its rights (but none of the Purchaser’s obligations) provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Company hereby acknowledges such assignment and assumption.

21

     (b) Effective on and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee’s interest in the Specified Mortgage Loans since the date of the Assignor’s acquisition of the Specified Mortgage Loans.
     2. Recognition of the Assignee.
From and after the date hereof, subject to Section 3 below, the Company shall recognize the Assignee as the holder of the rights and benefits of the Purchaser with respect to the Specified Mortgage Loans and the Company will service the Specified Mortgage Loans for the Assignee pursuant to the Master Mortgage Loan Sale and Servicing Agreement, which is incorporated herein, as amended hereby, with the Assignee as Purchaser thereunder. It is the intention of the parties hereto that this Assignment will be binding upon and for the benefit of the respective successors and assigns of the parties hereto.
     3. Assignor’s Continuing Rights and Responsibilities.
Notwithstanding Sections 1 and 2 above, the parties hereto agree that the Assignor rather than the Assignee shall have the ongoing rights to take action and the responsibilities of the Purchaser under the following sections of the Agreement:
          Master Mortgage Loan Sale and Servicing Agreement:

Section	Matter
6.03, 1st and 2nd¶’s	(a) Remedies for Breach of Representations and Warranties.

6.05	(b) Early Payment Default.

11.01, 2nd¶	(c) Seller to Act as Servicer.

11.02	(d) Liquidation of Mortgage Loans.

11.13, 3rd¶	(e) Title, Management and Disposition of REO Property.

11.18	(f) Assumption Agreements.

11.22	(g) Seller Shall Provide Access and Information as Reasonably Required.

12.01	(h) Indemnification; Third Party Claims.

12.04	(i) Seller Not to Resign.

22

In addition, the Company agrees to furnish to the Assignor as well as the Assignee and the Master Servicer copies of reports, notices, statements and other communications required to be delivered by the Company pursuant to any of the sections of the Agreement referred to above and under the following sections, at the times therein specified:
          Master Mortgage Loan Sale and Servicing Agreement:

Section
11.09	(a) Transfer of Accounts.

11.16	(b) Statements to Purchaser.

11A.04	(c) Servicer Compliance Statement.

11A.05	(d) Report on Assessment of Compliance and Attestation.
     4. Amendments to the Agreement.
     The Agreement is hereby amended as set forth in Appendix B hereto with respect to the Specified Loans.
     5. Representations and Warranties.
     (a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Company or the Assignor other than those contained in the Agreement or this Assignment.
     (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.
     (c) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

23

     6. Wire Instructions.
     The Company shall make all distributions under the Master Mortgage Loan Sale and Servicing Agreement, as they relate to the Specified Mortgage Loans, to the Master Servicer by wire transfer of immediately funds to:
Wells Fargo Bank, NA
San Francisco, CA
ABA# 121-000-248
Acct# 3970771416
Acct Name: SAS Clearing
FFC: 50996600
     7. Continuing Effect.
Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms. This Assignment constitutes a Reconstitution Agreement as defined in the Master Mortgage Loan Sale and Servicing Agreement and the Reconstitution Date shall be the date hereof with respect to the Specified Mortgage Loans listed on Exhibit I on the date hereof.
     8. Governing Law.
This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the United States of America, and to the extent not preempted thereby, the laws of the State of Michigan, without regard to the choice of law rules of Michigan or any other jurisdiction.
     9. Notices.
Any notices or other communications permitted or required under the Agreement to be made to the Assignor and Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Assignor and Assignee as follows:
     If to the Assignor:
Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 330
Mill Valley, CA 94941
     If to the Assignee:
HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Agreement.

24

     10. Counterparts.
This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.
     11. Definitions.
Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.
     12. Master Servicer.
          The Company hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N. A. (the “Master Servicer”) to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under the Agreement to enforce the obligations of the Company thereunder. Any notices or other communications permitted or required under the Agreement to be made to the Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Master Servicer at the following address:
Wells Fargo Bank, N. A.
P.O. Box 98
Columbia, Maryland 21046
(or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045)
Attention: Sequoia Mortgage Trust 2007-1
or to such other address as may hereafter be furnished by the Master Servicer to the Company. Any such notices or other communications permitted or required under the Agreement may be delivered in electronic format unless manual signature is required in which case a hard copy of such report or communication shall be required.
          The Company further acknowledges that the Assignor has engaged the Master Servicer to provide certain default administration and that the Master Servicer, acting as agent of the Assignor, may exercise any of the rights of the Purchaser retained by the Assignor in Section 3 above.
     13. Successors and Assigns.
     Upon a transfer of the Specified Mortgage Loans by the Assignee (other than in respect of repurchases pursuant to Section 5.03 or Section 6.03 of the Agreement) to a buyer (“buyer”), such transfer shall constitute a Reconstitution subject to the terms of Section 11.24 of the Agreement. Upon the closing of such transfer, the rights and obligations of the Purchaser retained by the Assignor pursuant to this Assignment shall automatically terminate and the buyer shall be deemed to possess all of the rights and obligations of the Purchaser under the Agreement, provided, however, that the Assignor shall remain liable for any obligations as Purchaser arising from or attributable to the period from the date hereof to the closing date of such transfer.

25

[remainder of page intentionally left blank]

26

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:

SEQUOIA RESIDENTIAL FUNDING, INC.

By:

Name:

Title:

ASSIGNEE:

HSBC BANK USA, NATIONAL

ASSOCIATION

By:

Name:

Title:

COMPANY:

ABN AMRO MORTGAGE GROUP, INC.

By:

Name:

Title:

27

APPENDIX A
Commitment Letter(s) Dates
January 30, 2007
February 5, 2007
March 1, 2007

28

EXHIBIT I

APPENDIX B
     1. Item (i) in the definition of “Eligible Account” in SECTION 1 of the Agreement is hereby deleted in its entirety and replaced with the following:
     “Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts held on deposit therein,”
     2. The definition of “Business Day” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in (i) Maryland or Minnesota, (ii) in the state where the Company is located or (iii) in the state where the Custodial Account is maintained, are authorized or obligated by law or executive order to be closed.”
     3. The definition of “Master Servicer” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Master Servicer: Wells Fargo Bank, National Association, or its successors in interest.”
     4. The definition of “Servicing Fee Rate” is hereby deleted in its entirety and replaced with the following:
“Servicing Fee Rate: The per annum rate at which the Servicing Fee accrues, which rate with respect to each Serviced Loan is 0.375%.”
     5. Section 6.01 of the Agreement is hereby modified by adding the following:
“(zz) No Mortgage Loan was originated on or after October 1, 2002 and prior to March 7, 2003, which is secured by property located in the State of Georgia. No Mortgage Loan was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act, which became effective October 1, 2002.
(aaa) No Mortgage Loan contains prepayment penalties that extend beyond five years after the date of origination.”
     6. Section 13.01(a) of the Agreement is hereby modified by deleting the words “five (5) Business Days” and replacing them with the words “one (1) Business Day” .

     7. A new Section 31 is hereby added to the Agreement as follows:
     “SECTION 31. Monthly Reports. On or before the tenth (10th) calendar day of each month, the Company shall furnish to the Master Servicer, in mutually agreeable electronic format and as to the latest Due Period, the monthly remittance information, the delinquency and default information and the realized loss information. The information to be provided in each case shall be in such forms as the parties have previously agreed upon, which forms are attached hereto as Exhibit 1, or as the parties may hereafter agree upon.”

EXHIBIT 1

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
654572894	ZAIMES	595,000.00	594,462.12	3/1/2007	ABN AMRO	ABN AMRO
654697872	INGOLDSBY	1,000,000.00	1,000,000.00	3/1/2007	ABN AMRO	ABN AMRO
651852886	KELLY	635,000.00	584,987.91	3/1/2007	ABN AMRO	ABN AMRO
652180011	WILSON	450,000.00	444,211.07	3/1/2007	ABN AMRO	ABN AMRO
654100928	MARTOCCI	188,000.00	187,948.10	3/1/2007	ABN AMRO	ABN AMRO
654682693	TASSINARI	640,000.00	640,000.00	3/1/2007	ABN AMRO	ABN AMRO
648879881	BASILE	386,100.00	376,806.43	3/1/2007	ABN AMRO	ABN AMRO
648968457	AHEARN	225,000.00	218,948.01	3/1/2007	ABN AMRO	ABN AMRO
650089388	GROOMS	598,000.00	584,433.14	3/1/2007	ABN AMRO	ABN AMRO
652151492	JHANJEE	650,000.00	637,137.86	3/1/2007	ABN AMRO	ABN AMRO
653192426	CHANG	524,000.00	519,316.30	3/1/2007	ABN AMRO	ABN AMRO
650377844	O'LEARY	508,800.00	508,424.69	3/1/2007	ABN AMRO	ABN AMRO
651811465	PETOLINO	269,950.00	266,521.18	3/1/2007	ABN AMRO	ABN AMRO
654475419	AMBRO	495,000.00	495,000.00	3/1/2007	ABN AMRO	ABN AMRO
654889442	DEROSE	220,000.00	220,000.00	3/1/2007	ABN AMRO	ABN AMRO
654886245	GOSKI	1,605,000.00	1,605,000.00	3/1/2007	ABN AMRO	ABN AMRO
652261850	STEELE	556,000.00	549,901.62	3/1/2007	ABN AMRO	ABN AMRO
550212137	Schwartz	525,000.00	524,983.70	3/1/2007	ABN AMRO	ABN AMRO
652554810	LEADER	378,000.00	374,317.65	3/1/2007	ABN AMRO	ABN AMRO
652080931	GIAMELLI	277,000.00	273,518.26	3/1/2007	ABN AMRO	ABN AMRO
651965109	NEMIROFF	800,000.00	800,000.00	3/1/2007	ABN AMRO	ABN AMRO
654720223	BERK	1,473,750.00	1,473,750.00	3/1/2007	ABN AMRO	ABN AMRO
654902290	DECKER	616,000.00	615,606.40	3/1/2007	ABN AMRO	ABN AMRO
654851368	BODY	581,250.00	581,250.00	3/1/2007	ABN AMRO	ABN AMRO
652225398	PETTE, JR	334,000.00	330,147.71	3/1/2007	ABN AMRO	ABN AMRO
651614821	DOWD	420,000.00	414,768.74	3/1/2007	ABN AMRO	ABN AMRO
654580510	MALONEY	618,400.00	618,400.00	3/1/2007	ABN AMRO	ABN AMRO
654521665	PIETTE	958,000.00	957,590.42	3/1/2007	ABN AMRO	ABN AMRO
648867832	AGEE	250,000.00	250,000.00	3/1/2007	ABN AMRO	ABN AMRO
652432468	NAPPI, II	161,900.00	160,381.74	3/1/2007	ABN AMRO	ABN AMRO
654765147	RABAUER	519,000.00	518,519.31	3/1/2007	ABN AMRO	ABN AMRO
651793394	SCHREIBER	280,800.00	280,800.00	3/1/2007	ABN AMRO	ABN AMRO
651585314	CARROW	540,000.00	537,882.93	3/1/2007	ABN AMRO	ABN AMRO
652012687	HERRING	240,000.00	239,301.51	3/1/2007	ABN AMRO	ABN AMRO
651851783	RAMOS	504,850.00	494,676.12	3/1/2007	ABN AMRO	ABN AMRO
652278132	REZEK	608,000.00	607,946.06	3/1/2007	ABN AMRO	ABN AMRO
653109721	MALLICK	520,000.00	519,503.22	3/1/2007	ABN AMRO	ABN AMRO
654900959	AHMED	999,950.00	999,950.00	3/1/2007	ABN AMRO	ABN AMRO
654737379	SHAFFI	582,000.00	582,000.00	3/1/2007	ABN AMRO	ABN AMRO
649569467	PRINCE	262,000.00	261,962.63	3/1/2007	ABN AMRO	ABN AMRO
654891195	GRIFFIN	520,000.00	520,000.00	3/1/2007	ABN AMRO	ABN AMRO
652164339	BARNES	469,550.00	469,550.00	3/1/2007	ABN AMRO	ABN AMRO
652271738	GODFREY	440,000.00	440,000.00	3/1/2007	ABN AMRO	ABN AMRO
652370146	BRENNAN	650,000.00	650,000.00	3/1/2007	ABN AMRO	ABN AMRO
651745293	ISAYIW	491,750.00	491,549.27	3/1/2007	ABN AMRO	ABN AMRO
652122895	GAFFNEY JR.	558,000.00	551,460.35	3/1/2007	ABN AMRO	ABN AMRO
654889829	HEINTZ JR.	725,000.00	725,000.00	3/1/2007	ABN AMRO	ABN AMRO
652163942	KAZMIERSKI	511,200.00	511,200.00	3/1/2007	ABN AMRO	ABN AMRO
651990246	CHERRY	772,000.00	761,564.45	3/1/2007	ABN AMRO	ABN AMRO
651821445	HUGGINS	896,250.00	711,250.00	3/1/2007	ABN AMRO	ABN AMRO
652166876	HAUCK	579,900.00	579,861.33	3/1/2007	ABN AMRO	ABN AMRO
652018865	SCHALL	705,000.00	704,699.78	3/1/2007	ABN AMRO	ABN AMRO
652137621	MURPHY	520,000.00	520,000.00	3/1/2007	ABN AMRO	ABN AMRO
652386598	HURTADO	490,000.00	489,999.99	3/1/2007	ABN AMRO	ABN AMRO
649287821	CASTANEDA	272,000.00	271,566.41	3/1/2007	ABN AMRO	ABN AMRO
651916472	RIBBLE	477,500.00	296,236.62	3/1/2007	ABN AMRO	ABN AMRO
651920786	ATTAI	583,850.00	583,850.00	3/1/2007	ABN AMRO	ABN AMRO
648778516	HERNANDEZ	290,850.00	290,850.00	3/1/2007	ABN AMRO	ABN AMRO
652400288	LAURO	639,200.00	639,074.66	3/1/2007	ABN AMRO	ABN AMRO

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
649393820	FEILER	449,350.00	448,717.35	3/1/2007	ABN AMRO	ABN AMRO
649367657	DOLSEY	480,000.00	465,010.57	3/1/2007	ABN AMRO	ABN AMRO
652785864	MUMPOWER	417,000.00	417,000.00	3/1/2007	ABN AMRO	ABN AMRO
653674715	DONVITO	214,800.00	214,800.00	3/1/2007	ABN AMRO	ABN AMRO
654882800	KIELWASSER	551,920.00	551,920.00	3/1/2007	ABN AMRO	ABN AMRO
651772311	GODWIN	417,000.00	410,082.36	3/1/2007	ABN AMRO	ABN AMRO
654463391	HELMINK	1,320,150.00	1,320,150.00	3/1/2007	ABN AMRO	ABN AMRO
654586732	MOSER	750,000.00	749,999.75	3/1/2007	ABN AMRO	ABN AMRO
650317987	STEPHENSON	229,500.00	229,500.00	3/1/2007	ABN AMRO	ABN AMRO
654879166	WHEELER	760,000.00	760,000.00	3/1/2007	ABN AMRO	ABN AMRO
654842743	GULLICKSON	524,000.00	524,000.00	3/1/2007	ABN AMRO	ABN AMRO
652167753	NODLAND	520,450.00	520,395.81	3/1/2007	ABN AMRO	ABN AMRO
652181078	CORTNER	553,000.00	552,999.94	3/1/2007	ABN AMRO	ABN AMRO
655138812	BORCHERS	520,000.00	519,518.38	3/1/2007	ABN AMRO	ABN AMRO
652155680	BRYAN, JR	505,000.00	505,000.00	3/1/2007	ABN AMRO	ABN AMRO
654913590	LIPSMEYER	585,000.00	585,000.00	3/1/2007	ABN AMRO	ABN AMRO
652409562	GORLING	625,000.00	625,000.00	3/1/2007	ABN AMRO	ABN AMRO
654775935	MORRISON	500,000.00	500,000.00	3/1/2007	ABN AMRO	ABN AMRO
651840983	EVERT	613,450.00	613,450.00	3/1/2007	ABN AMRO	ABN AMRO
649267929	HARPER	595,000.00	580,303.01	3/1/2007	ABN AMRO	ABN AMRO
652268880	BOND	925,000.00	925,000.00	3/1/2007	ABN AMRO	ABN AMRO
652397001	IANNOTTI	1,111,550.00	1,111,330.26	3/1/2007	ABN AMRO	ABN AMRO
649679277	BLOUGH	250,000.00	250,000.00	3/1/2007	ABN AMRO	ABN AMRO
654633900	ROBINSON	1,400,000.00	1,400,000.00	3/1/2007	ABN AMRO	ABN AMRO
652145368	CURETON	495,300.00	495,292.66	3/1/2007	ABN AMRO	ABN AMRO
654815487	CLINTON, JR	429,500.00	429,500.00	3/1/2007	ABN AMRO	ABN AMRO
652141079	BELANS	787,500.00	787,500.00	3/1/2007	ABN AMRO	ABN AMRO
651721353	NONES	472,000.00	464,257.62	3/1/2007	ABN AMRO	ABN AMRO
651956200	DETLEFSEN	612,000.00	612,000.00	3/1/2007	ABN AMRO	ABN AMRO
654813555	HARMAN, JR.	999,000.00	997,980.84	3/1/2007	ABN AMRO	ABN AMRO
652192059	FLANAGAN	209,000.00	205,112.35	3/1/2007	ABN AMRO	ABN AMRO
654792969	FITZPATRICK	732,700.00	732,700.00	3/1/2007	ABN AMRO	ABN AMRO
651874109	ADELMAN	636,000.00	635,844.31	3/1/2007	ABN AMRO	ABN AMRO
652361305	BAILEY	540,000.00	540,000.00	3/1/2007	ABN AMRO	ABN AMRO
654888566	COLLINS	490,000.00	490,000.00	3/1/2007	ABN AMRO	ABN AMRO
653670345	LACORTE	398,200.00	395,899.19	3/1/2007	ABN AMRO	ABN AMRO
652655696	WILEY	119,000.00	119,000.00	3/1/2007	ABN AMRO	ABN AMRO
651515810	NEGRI	394,900.00	394,900.00	3/1/2007	ABN AMRO	ABN AMRO
648843003	JONES	600,000.00	190,569.42	3/1/2007	ABN AMRO	ABN AMRO
649060407	ZEARO	494,000.00	494,000.00	3/1/2007	ABN AMRO	ABN AMRO
649010155	RUBY	387,900.00	386,268.84	3/1/2007	ABN AMRO	ABN AMRO
654992870	RANDALL	440,000.00	440,000.00	3/1/2007	ABN AMRO	ABN AMRO
654587378	GARCIA	205,000.00	205,000.00	3/1/2007	ABN AMRO	ABN AMRO
649208847	MILGRIM	650,000.00	649,999.36	3/1/2007	ABN AMRO	ABN AMRO
648960006	RODRIGUEZ	456,800.00	456,800.00	3/1/2007	ABN AMRO	ABN AMRO
651553500	WEISMANTLE	862,500.00	862,442.02	3/1/2007	ABN AMRO	ABN AMRO
649281778	GIES	436,500.00	426,516.77	3/1/2007	ABN AMRO	ABN AMRO
649541044	GLAZE	500,000.00	487,264.94	3/1/2007	ABN AMRO	ABN AMRO
654696381	COHEN	750,000.00	749,893.45	3/1/2007	ABN AMRO	ABN AMRO
648987392	CHAPMAN	476,000.00	476,000.00	3/1/2007	ABN AMRO	ABN AMRO
649344396	DAVENPORT	450,000.00	438,538.96	3/1/2007	ABN AMRO	ABN AMRO
649166299	DIPIERRO	264,000.00	229,999.25	3/1/2007	ABN AMRO	ABN AMRO
654841456	MOTTO	175,000.00	175,000.00	3/1/2007	ABN AMRO	ABN AMRO
648912882	HOLMES	604,000.00	604,000.00	3/1/2007	ABN AMRO	ABN AMRO
649201214	BLANCHARD	375,000.00	374,469.16	3/1/2007	ABN AMRO	ABN AMRO
649387833	BRIGNOLE	440,000.00	428,976.82	3/1/2007	ABN AMRO	ABN AMRO
649513302	PEDONE	270,000.00	269,999.97	3/1/2007	ABN AMRO	ABN AMRO
649244716	JOHNSON	524,000.00	511,466.02	3/1/2007	ABN AMRO	ABN AMRO
649412026	MANHEIM	650,000.00	636,224.92	3/1/2007	ABN AMRO	ABN AMRO

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
654373245	DOVARRO	423,000.00	423,000.00	3/1/2007	ABN AMRO	ABN AMRO
649443250	KELSON	547,500.00	533,548.28	3/1/2007	ABN AMRO	ABN AMRO
649561744	BERTOT	372,000.00	364,962.46	3/1/2007	ABN AMRO	ABN AMRO
649063718	BITTORF	629,600.00	629,600.00	3/1/2007	ABN AMRO	ABN AMRO
649437081	DOLAN, II	900,000.00	898,739.82	3/1/2007	ABN AMRO	ABN AMRO
648918490	LAWRENCE, JR	542,000.00	528,488.46	3/1/2007	ABN AMRO	ABN AMRO
649230377	HERRERA	585,000.00	585,000.00	3/1/2007	ABN AMRO	ABN AMRO
649166346	LUNT	608,000.00	585,910.85	3/1/2007	ABN AMRO	ABN AMRO
652288292	LEVIN	336,000.00	329,553.93	3/1/2007	ABN AMRO	ABN AMRO
649656383	ZINSER	480,000.00	479,960.82	3/1/2007	ABN AMRO	ABN AMRO
649553196	BEEKHUIZEN	532,000.00	532,000.00	3/1/2007	ABN AMRO	ABN AMRO
652162439	MASON	550,000.00	250,000.00	3/1/2007	ABN AMRO	ABN AMRO
649051053	THORNTON	464,000.00	464,000.00	3/1/2007	ABN AMRO	ABN AMRO
649634514	LICKSTEIN	618,000.00	577,958.88	3/1/2007	ABN AMRO	ABN AMRO
649641784	FINK	580,000.00	580,000.00	3/1/2007	ABN AMRO	ABN AMRO
649497017	BROWN	525,000.00	512,992.77	3/1/2007	ABN AMRO	ABN AMRO
649001553	KASLE	1,000,000.00	997,583.40	3/1/2007	ABN AMRO	ABN AMRO
649398222	MULHERN	446,200.00	436,743.97	3/1/2007	ABN AMRO	ABN AMRO
648856190	ISENSTEIN	225,000.00	225,000.00	3/1/2007	ABN AMRO	ABN AMRO
649670427	MELIS	680,000.00	662,230.37	3/1/2007	ABN AMRO	ABN AMRO
649702802	DECLAIRE	320,600.00	320,600.00	3/1/2007	ABN AMRO	ABN AMRO
651844317	HOFFMAN	521,500.00	521,500.00	3/1/2007	ABN AMRO	ABN AMRO
649472600	DAVIDOFSKY	536,000.00	535,979.99	3/1/2007	ABN AMRO	ABN AMRO
649562324	KAY	650,000.00	649,972.65	3/1/2007	ABN AMRO	ABN AMRO
649679197	ELKIN	725,000.00	693,607.20	3/1/2007	ABN AMRO	ABN AMRO
651667596	DAVIS	230,000.00	225,701.38	3/1/2007	ABN AMRO	ABN AMRO
649212934	TAYLOR	1,000,000.00	996,725.94	3/1/2007	ABN AMRO	ABN AMRO
649270560	MCLAUGHLIN	413,000.00	411,517.76	3/1/2007	ABN AMRO	ABN AMRO
649493400	ORR	735,000.00	735,000.00	3/1/2007	ABN AMRO	ABN AMRO
649564612	KELLY	441,000.00	439,780.54	3/1/2007	ABN AMRO	ABN AMRO
652209979	MARINO	407,000.00	396,786.76	3/1/2007	ABN AMRO	ABN AMRO
653696619	ALLEN	469,200.00	468,938.75	3/1/2007	ABN AMRO	ABN AMRO
651245802	MCLAUGHLIN	400,000.00	400,000.00	3/1/2007	ABN AMRO	ABN AMRO
649105901	BRADFORD	450,000.00	450,000.00	3/1/2007	ABN AMRO	ABN AMRO
648925945	NEIL	400,000.00	400,000.00	3/1/2007	ABN AMRO	ABN AMRO
649634570	HERER	608,500.00	594,703.07	3/1/2007	ABN AMRO	ABN AMRO
654934620	MALLE	1,900,000.00	1,899,260.90	3/1/2007	ABN AMRO	ABN AMRO
649394956	WEIS	650,000.00	250,000.00	3/1/2007	ABN AMRO	ABN AMRO
654246967	PARKES	647,000.00	647,000.00	3/1/2007	ABN AMRO	ABN AMRO
649336706	CARUSO	392,000.00	392,000.00	3/1/2007	ABN AMRO	ABN AMRO
649709240	MANN	594,000.00	594,000.00	3/1/2007	ABN AMRO	ABN AMRO
651623639	SCHAFER	568,500.00	566,664.11	3/1/2007	ABN AMRO	ABN AMRO
652387704	ROBERTSON	576,000.00	576,000.00	3/1/2007	ABN AMRO	ABN AMRO
649373848	WALHA	623,000.00	607,545.29	3/1/2007	ABN AMRO	ABN AMRO
649513299	HERRERA	400,000.00	400,000.00	3/1/2007	ABN AMRO	ABN AMRO
649072127	STEVENS	572,500.00	572,500.00	3/1/2007	ABN AMRO	ABN AMRO
649112513	MCCOY	363,000.00	354,666.19	3/1/2007	ABN AMRO	ABN AMRO
654719663	WALTERS	375,000.00	375,000.00	3/1/2007	ABN AMRO	ABN AMRO
652273126	SINANIS	527,200.00	527,200.00	3/1/2007	ABN AMRO	ABN AMRO
649276032	TAGERT	600,000.00	584,661.39	3/1/2007	ABN AMRO	ABN AMRO
651917872	MARCZAK	1,000,000.00	986,349.46	3/1/2007	ABN AMRO	ABN AMRO
649620949	NICHOLS	340,000.00	339,989.38	3/1/2007	ABN AMRO	ABN AMRO
649716352	MOONEY	650,000.00	649,463.27	3/1/2007	ABN AMRO	ABN AMRO
649055843	MONTAGUE	650,000.00	618,018.04	3/1/2007	ABN AMRO	ABN AMRO
649393396	KROLL	379,200.00	90,000.00	3/1/2007	ABN AMRO	ABN AMRO
654176849	HUTCHINSON	460,000.00	460,000.00	3/1/2007	ABN AMRO	ABN AMRO
649076427	LITSINGER	496,720.00	496,720.00	3/1/2007	ABN AMRO	ABN AMRO
649343921	BROWN	395,000.00	385,318.90	3/1/2007	ABN AMRO	ABN AMRO
651946149	SMITH	1,000,000.00	999,968.39	3/1/2007	ABN AMRO	ABN AMRO

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
649330334	LITTLEPAGE, III	450,000.00	437,207.42	3/1/2007	ABN AMRO	ABN AMRO
649551490	POSZ	451,200.00	439,948.16	3/1/2007	ABN AMRO	ABN AMRO
652303770	ORR	650,000.00	546,546.87	3/1/2007	ABN AMRO	ABN AMRO
654903667	STACK	200,000.00	200,000.00	3/1/2007	ABN AMRO	ABN AMRO
652638854	BROCK	520,000.00	520,000.00	3/1/2007	ABN AMRO	ABN AMRO
654590044	DE WARREN	560,000.00	560,000.00	3/1/2007	ABN AMRO	ABN AMRO
654742445	AMBROSE	999,000.00	999,000.00	3/1/2007	ABN AMRO	ABN AMRO
654899854	HENSDALE	268,000.00	268,000.00	3/1/2007	ABN AMRO	ABN AMRO
652431935	GARSON	514,500.00	514,499.38	3/1/2007	ABN AMRO	ABN AMRO
651825267	NIETO	269,800.00	266,249.93	3/1/2007	ABN AMRO	ABN AMRO
652387602	GAULDIN, III	560,000.00	560,000.00	3/1/2007	ABN AMRO	ABN AMRO
649132835	SMITH	508,000.00	508,000.00	3/1/2007	ABN AMRO	ABN AMRO
652354066	THOMPSON	516,000.00	516,000.00	3/1/2007	ABN AMRO	ABN AMRO
652368745	BENTON	637,000.00	628,817.74	3/1/2007	ABN AMRO	ABN AMRO
654132573	RAY	450,000.00	450,000.00	3/1/2007	ABN AMRO	ABN AMRO
649050735	STAFFORD	500,000.00	486,551.16	3/1/2007	ABN AMRO	ABN AMRO
654842936	SUTHERLAND	340,000.00	340,000.00	3/1/2007	ABN AMRO	ABN AMRO
648880522	ADCOCK	532,000.00	519,287.96	3/1/2007	ABN AMRO	ABN AMRO
648982581	KEEN	460,000.00	445,692.42	3/1/2007	ABN AMRO	ABN AMRO
649147547	BLALOCK	555,000.00	553,000.00	3/1/2007	ABN AMRO	ABN AMRO
649781487	OSWALT	564,000.00	564,000.00	3/1/2007	ABN AMRO	ABN AMRO
649792845	STANSBURY	550,000.00	550,000.00	3/1/2007	ABN AMRO	ABN AMRO
654721872	WERSCHKY	799,200.00	799,200.00	3/1/2007	ABN AMRO	ABN AMRO
654832923	MAHER	652,000.00	652,000.00	3/1/2007	ABN AMRO	ABN AMRO
654597121	HAZLETT	580,000.00	579,866.65	3/1/2007	ABN AMRO	ABN AMRO
649048159	TILLMAN	100,000.00	97,161.50	3/1/2007	ABN AMRO	ABN AMRO
652125627	BOLLENBACHER	507,500.00	507,499.90	3/1/2007	ABN AMRO	ABN AMRO
652164497	LANDRY	622,500.00	616,308.76	3/1/2007	ABN AMRO	ABN AMRO
651924052	ROWE	604,000.00	604,000.00	3/1/2007	ABN AMRO	ABN AMRO
654984723	O'MALLEY	450,000.00	450,000.00	3/1/2007	ABN AMRO	ABN AMRO
651840825	ANDERSON	536,000.00	528,683.37	3/1/2007	ABN AMRO	ABN AMRO
652286962	NEUHARD	550,000.00	547,338.93	3/1/2007	ABN AMRO	ABN AMRO
654726753	FRANKLIN	760,000.00	760,000.00	3/1/2007	ABN AMRO	ABN AMRO
216691947	GARRIS	892,000.00	892,000.00	3/1/2007	ABN AMRO	ABN AMRO
649437673	RENGERT	140,000.00	136,426.40	3/1/2007	ABN AMRO	ABN AMRO
651803524	KETSLAKH	493,500.00	486,763.45	3/1/2007	ABN AMRO	ABN AMRO
651872072	KLING II	535,000.00	527,000.00	3/1/2007	ABN AMRO	ABN AMRO
216092349	PLEBAN	589,100.00	586,300.00	3/1/2007	ABN AMRO	ABN AMRO
652008124	SHIPMAN	650,000.00	642,202.38	3/1/2007	ABN AMRO	ABN AMRO
655019885	PATEL	450,000.00	449,602.97	3/1/2007	ABN AMRO	ABN AMRO
654795882	KEENAN	815,000.00	815,000.00	3/1/2007	ABN AMRO	ABN AMRO
216056298	OLSON	402,000.00	401,401.74	3/1/2007	ABN AMRO	ABN AMRO
652381376	RABBAN	248,000.00	248,000.00	3/1/2007	ABN AMRO	ABN AMRO
652387418	BRINTON	665,000.00	665,000.00	3/1/2007	ABN AMRO	ABN AMRO
654782353	SLICKER	480,000.00	480,000.00	3/1/2007	ABN AMRO	ABN AMRO
652182228	MAKHENE	650,000.00	642,174.47	3/1/2007	ABN AMRO	ABN AMRO
652166193	OLDS	525,000.00	525,000.00	3/1/2007	ABN AMRO	ABN AMRO
653837675	HARTLIEB	430,400.00	357,169.84	3/1/2007	ABN AMRO	ABN AMRO
654691876	KINAS	638,000.00	637,349.53	3/1/2007	ABN AMRO	ABN AMRO
652156863	WELCIEK	172,000.00	169,838.11	3/1/2007	ABN AMRO	ABN AMRO
550232471	Erickson	548,000.00	546,861.43	3/1/2007	ABN AMRO	ABN AMRO
652872882	LARSON	141,992.00	141,961.08	3/1/2007	ABN AMRO	ABN AMRO
651935954	ATTEBERRY	486,000.00	485,930.20	3/1/2007	ABN AMRO	ABN AMRO
654032867	CURTIS	672,750.00	670,114.42	3/1/2007	ABN AMRO	ABN AMRO
652339681	PRAUS	770,000.00	770,000.00	3/1/2007	ABN AMRO	ABN AMRO
654776195	MYERS, JR	920,000.00	919,695.83	3/1/2007	ABN AMRO	ABN AMRO
654765568	JONES	606,750.00	606,750.00	3/1/2007	ABN AMRO	ABN AMRO
652302198	THEIS	622,500.00	615,830.95	3/1/2007	ABN AMRO	ABN AMRO
654767866	KNAPP	844,000.00	841,414.39	3/1/2007	ABN AMRO	ABN AMRO

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
654840375	PHILIPPE	651,000.00	651,000.00	3/1/2007	ABN AMRO	ABN AMRO
652440140	HORLOCK	135,800.00	134,480.89	3/1/2007	ABN AMRO	ABN AMRO
652354168	MASLOWSKI	211,200.00	211,152.03	3/1/2007	ABN AMRO	ABN AMRO
654666067	ANDREASEN	750,000.00	750,000.00	3/1/2007	ABN AMRO	ABN AMRO
654919701	ODDO	732,000.00	732,000.00	3/1/2007	ABN AMRO	ABN AMRO
652253417	MEALEY	600,000.00	582,112.21	3/1/2007	ABN AMRO	ABN AMRO
652286951	DICK	542,000.00	536,609.44	3/1/2007	ABN AMRO	ABN AMRO
652429407	MAGEE	962,000.00	952,510.01	3/1/2007	ABN AMRO	ABN AMRO
654742354	BELOUSEK	460,000.00	460,000.00	3/1/2007	ABN AMRO	ABN AMRO
649523736	COE	595,000.00	578,836.99	3/1/2007	ABN AMRO	ABN AMRO
651948130	HEIL	650,000.00	650,000.00	3/1/2007	ABN AMRO	ABN AMRO
651403779	BITTNER	400,000.00	400,000.00	3/1/2007	ABN AMRO	ABN AMRO
651533399	SHELEST	520,000.00	520,000.00	3/1/2007	ABN AMRO	ABN AMRO
654667978	BUCKINGHAM	768,000.00	568,000.00	3/1/2007	ABN AMRO	ABN AMRO
654896919	RACKOS	880,000.00	880,000.00	3/1/2007	ABN AMRO	ABN AMRO
652426051	MUI	634,800.00	634,765.53	3/1/2007	ABN AMRO	ABN AMRO
654794200	PUCH	767,200.00	767,200.00	3/1/2007	ABN AMRO	ABN AMRO
652112713	KISLENKO	536,000.00	533,368.49	3/1/2007	ABN AMRO	ABN AMRO
654887747	KANE	609,000.00	609,000.00	3/1/2007	ABN AMRO	ABN AMRO
652257375	SCHAMBERGER	446,000.00	440,873.84	3/1/2007	ABN AMRO	ABN AMRO
655081791	LUBBERT	744,000.00	743,241.46	3/1/2007	ABN AMRO	ABN AMRO
649766217	NEMOY	280,000.00	278,000.00	3/1/2007	ABN AMRO	ABN AMRO
654734252	MUSICK	532,000.00	532,000.00	3/1/2007	ABN AMRO	ABN AMRO
216687929	EISNER	298,000.00	298,000.00	3/1/2007	ABN AMRO	ABN AMRO
652099750	KULIKOVA	523,000.00	516,871.53	3/1/2007	ABN AMRO	ABN AMRO
654756976	BERG	628,900.00	628,258.81	3/1/2007	ABN AMRO	ABN AMRO
651843496	PALASZ	1,000,000.00	986,349.46	3/1/2007	ABN AMRO	ABN AMRO
654884061	FITZGERALD	506,250.00	506,250.00	3/1/2007	ABN AMRO	ABN AMRO
654140915	CANNON	790,000.00	789,194.56	3/1/2007	ABN AMRO	ABN AMRO
654756011	STOUT	930,000.00	928,053.39	3/1/2007	ABN AMRO	ABN AMRO
652106418	PAYNE	467,200.00	467,200.00	3/1/2007	ABN AMRO	ABN AMRO
652289055	WALKER	772,500.00	764,261.65	3/1/2007	ABN AMRO	ABN AMRO
652385370	HARMS	464,000.00	461,952.48	3/1/2007	ABN AMRO	ABN AMRO
652024716	SHARP	488,000.00	481,866.17	3/1/2007	ABN AMRO	ABN AMRO
649388457	LEMER	264,100.00	257,137.93	3/1/2007	ABN AMRO	ABN AMRO
654592433	SHARER	1,000,000.00	1,000,000.00	3/1/2007	ABN AMRO	ABN AMRO
652150139	MURRAY	605,600.00	600,800.00	3/1/2007	ABN AMRO	ABN AMRO
654795688	FIELDS	596,000.00	595,317.92	3/1/2007	ABN AMRO	ABN AMRO
654904021	UMENTUM	272,000.00	272,000.00	3/1/2007	ABN AMRO	ABN AMRO
652265477	METROS	226,000.00	226,000.00	3/1/2007	ABN AMRO	ABN AMRO
654845735	MASOOD	580,000.00	579,436.28	3/1/2007	ABN AMRO	ABN AMRO
654737552	ENRIGHT	1,150,000.00	1,150,000.00	3/1/2007	ABN AMRO	ABN AMRO
654752610	WITT	600,000.00	600,000.00	3/1/2007	ABN AMRO	ABN AMRO
654897636	SAUNDERS	534,000.00	534,000.00	3/1/2007	ABN AMRO	ABN AMRO
652399172	SIGNORELLA	690,000.00	683,839.57	3/1/2007	ABN AMRO	ABN AMRO
654830874	ZANNIS	845,000.00	845,000.00	3/1/2007	ABN AMRO	ABN AMRO
654384497	WALZ	765,300.00	765,206.22	3/1/2007	ABN AMRO	ABN AMRO
652072839	HENRIKSEN	260,600.00	260,247.54	3/1/2007	ABN AMRO	ABN AMRO
652408607	WILSON	615,000.00	602,954.07	3/1/2007	ABN AMRO	ABN AMRO
652027800	ALLEGRETTI	574,000.00	574,000.00	3/1/2007	ABN AMRO	ABN AMRO
652230578	PARTIN	463,900.00	463,900.00	3/1/2007	ABN AMRO	ABN AMRO
654657727	LIAUW	444,000.00	443,558.00	3/1/2007	ABN AMRO	ABN AMRO
654840433	MALAVE	108,900.00	108,900.00	3/1/2007	ABN AMRO	ABN AMRO
652120461	WONG	645,000.00	637,079.33	3/1/2007	ABN AMRO	ABN AMRO
652149419	PRITCHARD	500,000.00	493,840.00	3/1/2007	ABN AMRO	ABN AMRO
652276700	GERMEYER	588,000.00	588,000.00	3/1/2007	ABN AMRO	ABN AMRO
652154623	TAYLOR	1,250,000.00	1,250,000.00	3/1/2007	ABN AMRO	ABN AMRO
652271260	AHERN	525,000.00	525,000.00	3/1/2007	ABN AMRO	ABN AMRO
652401848	MCWHIRTER	458,000.00	452,976.44	3/1/2007	ABN AMRO	ABN AMRO

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
652169141	BITTNER	560,000.00	553,563.60	3/1/2007	ABN AMRO	ABN AMRO
651860557	BUSSMAN	300,000.00	295,998.50	3/1/2007	ABN AMRO	ABN AMRO
652295100	CORNELISSEN	492,800.00	492,244.79	3/1/2007	ABN AMRO	ABN AMRO
654940047	SAVAIANO	215,000.00	215,000.00	3/1/2007	ABN AMRO	ABN AMRO
652302757	DUFFY	455,200.00	449,968.10	3/1/2007	ABN AMRO	ABN AMRO
654037668	CARMONA	360,000.00	360,000.00	3/1/2007	ABN AMRO	ABN AMRO
651972051	HAMELBERG	122,850.00	121,296.14	3/1/2007	ABN AMRO	ABN AMRO
654901858	DUNLAP	700,000.00	700,000.00	3/1/2007	ABN AMRO	ABN AMRO
649567739	HECKLER	134,400.00	131,185.24	3/1/2007	ABN AMRO	ABN AMRO
648986563	LANDGREBE	188,000.00	188,000.00	3/1/2007	ABN AMRO	ABN AMRO
651579189	WATKINS	500,000.00	500,000.00	3/1/2007	ABN AMRO	ABN AMRO
654917505	MEYERS	860,000.00	860,000.00	3/1/2007	ABN AMRO	ABN AMRO
654904156	CANTALIN	529,500.00	529,000.00	3/1/2007	ABN AMRO	ABN AMRO
652252508	KELLERHALS	600,000.00	593,418.98	3/1/2007	ABN AMRO	ABN AMRO
654855351	LOY	1,275,000.00	1,275,000.00	3/1/2007	ABN AMRO	ABN AMRO
652176710	FOSTER	417,000.00	417,000.00	3/1/2007	ABN AMRO	ABN AMRO
652273262	COURTNEY	500,000.00	493,851.02	3/1/2007	ABN AMRO	ABN AMRO
649186124	VAN OPIJNEN	439,200.00	428,041.73	3/1/2007	ABN AMRO	ABN AMRO
654705439	PALAZAENO	405,000.00	405,000.00	3/1/2007	ABN AMRO	ABN AMRO
654833980	MERRELL	596,000.00	596,000.00	3/1/2007	ABN AMRO	ABN AMRO
652251654	WHITE	490,000.00	490,000.00	3/1/2007	ABN AMRO	ABN AMRO
652545794	HOYT	164,000.00	163,921.42	3/1/2007	ABN AMRO	ABN AMRO
651938127	TALIAFERRO	464,000.00	457,456.93	3/1/2007	ABN AMRO	ABN AMRO
649584104	DANILE	625,400.00	611,096.49	3/1/2007	ABN AMRO	ABN AMRO
649112158	STEVENS	739,100.00	736,900.00	3/1/2007	ABN AMRO	ABN AMRO
649829085	LAPIN	974,000.00	952,405.65	3/1/2007	ABN AMRO	ABN AMRO
649142290	VAN OS, JR.	625,950.00	625,950.00	3/1/2007	ABN AMRO	ABN AMRO
649536559	EASLEY	460,000.00	448,240.39	3/1/2007	ABN AMRO	ABN AMRO
649451400	CRAMER	459,800.00	459,800.00	3/1/2007	ABN AMRO	ABN AMRO
649556053	PAGE	580,000.00	174,000.00	3/1/2007	ABN AMRO	ABN AMRO
649675536	O'NEAL	496,000.00	496,000.00	3/1/2007	ABN AMRO	ABN AMRO
649644572	DICKERSON	811,500.00	810,847.98	3/1/2007	ABN AMRO	ABN AMRO
649147707	DE LOS SANTOS	68,800.00	68,800.00	3/1/2007	ABN AMRO	ABN AMRO
649660857	PIERCE III	600,000.00	600,000.00	3/1/2007	ABN AMRO	ABN AMRO
651906835	ENDOM, JR	462,750.00	462,750.00	3/1/2007	ABN AMRO	ABN AMRO
649773125	FOGARTY	786,800.00	768,960.47	3/1/2007	ABN AMRO	ABN AMRO
649703197	PORTER	475,000.00	475,000.00	3/1/2007	ABN AMRO	ABN AMRO
649582976	HENRY	775,000.00	775,000.00	3/1/2007	ABN AMRO	ABN AMRO
649728481	FOURE	576,000.00	561,596.15	3/1/2007	ABN AMRO	ABN AMRO
649310604	SPURLING	391,000.00	391,000.00	3/1/2007	ABN AMRO	ABN AMRO
649291348	OVERBEY, JR	498,750.00	498,750.00	3/1/2007	ABN AMRO	ABN AMRO
649797704	BAUCH	495,000.00	480,653.76	3/1/2007	ABN AMRO	ABN AMRO
652570331	RONLOV	169,400.00	168,966.72	3/1/2007	ABN AMRO	ABN AMRO
654896817	KLECK	559,000.00	557,409.10	3/1/2007	ABN AMRO	ABN AMRO
654441964	PRESTON, III	953,750.00	952,845.05	3/1/2007	ABN AMRO	ABN AMRO
654879634	HIERHOLZER	1,000,000.00	1,000,000.00	3/1/2007	ABN AMRO	ABN AMRO
652256034	DORCHEUS	442,700.00	442,700.00	3/1/2007	ABN AMRO	ABN AMRO
652873019	TESONE	232,000.00	232,000.00	3/1/2007	ABN AMRO	ABN AMRO
654805679	WESTON	850,000.00	850,000.00	3/1/2007	ABN AMRO	ABN AMRO
654920189	ANDERSON	540,800.00	540,800.00	3/1/2007	ABN AMRO	ABN AMRO
654870463	VAUGHN	198,000.00	198,000.00	3/1/2007	ABN AMRO	ABN AMRO
654705634	STEPANEK	660,000.00	660,000.00	3/1/2007	ABN AMRO	ABN AMRO
649436342	CHO	250,000.00	249,956.46	3/1/2007	ABN AMRO	ABN AMRO
654649760	ALMEIDA	312,000.00	312,000.00	3/1/2007	ABN AMRO	ABN AMRO
654800139	COOPER, JR	1,000,000.00	1,000,000.00	3/1/2007	ABN AMRO	ABN AMRO
652300301	GORE	975,000.00	965,154.83	3/1/2007	ABN AMRO	ABN AMRO
654760529	JOHNSON	1,550,000.00	1,550,000.00	3/1/2007	ABN AMRO	ABN AMRO
652271625	BITHER	153,600.00	153,600.00	3/1/2007	ABN AMRO	ABN AMRO
652161633	PETERSON	892,500.00	892,491.48	3/1/2007	ABN AMRO	ABN AMRO

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
651802204	GROOMS	448,000.00	328,490.31	3/1/2007	ABN AMRO	ABN AMRO
654850083	DAVIS	511,200.00	511,200.00	3/1/2007	ABN AMRO	ABN AMRO
654890207	PINKHASOV	256,000.00	255,512.92	3/1/2007	ABN AMRO	ABN AMRO
649239888	HOH	216,800.00	211,497.23	3/1/2007	ABN AMRO	ABN AMRO
651828567	DUTTON	444,000.00	444,000.00	3/1/2007	ABN AMRO	ABN AMRO
651968373	MCAFEE	425,500.00	414,600.00	3/1/2007	ABN AMRO	ABN AMRO
652279291	FLANNIGAN	160,000.00	160,000.00	3/1/2007	ABN AMRO	ABN AMRO
652428941	VIGIL	479,200.00	479,173.91	3/1/2007	ABN AMRO	ABN AMRO
652402689	WANG	460,000.00	453,930.88	3/1/2007	ABN AMRO	ABN AMRO
653077335	GUNN	128,500.00	127,706.67	3/1/2007	ABN AMRO	ABN AMRO
652090751	RUPPERT	472,000.00	472,000.00	3/1/2007	ABN AMRO	ABN AMRO
652259594	GANDEL	491,000.00	491,000.00	3/1/2007	ABN AMRO	ABN AMRO
654784798	NORTHCOTE	423,000.00	422,500.00	3/1/2007	ABN AMRO	ABN AMRO
654906897	THORSON	428,000.00	428,000.00	3/1/2007	ABN AMRO	ABN AMRO
654880751	BAKER	1,185,000.00	1,185,000.00	3/1/2007	ABN AMRO	ABN AMRO
652406057	ROSE	510,000.00	510,000.00	3/1/2007	ABN AMRO	ABN AMRO
654684070	ZREIK	732,000.00	732,000.00	3/1/2007	ABN AMRO	ABN AMRO
654405573	KONG, MD	500,000.00	498,534.64	3/1/2007	ABN AMRO	ABN AMRO
655017360	LYONS	575,000.00	535,000.00	3/1/2007	ABN AMRO	ABN AMRO
654745734	BECK	785,000.00	784,961.46	3/1/2007	ABN AMRO	ABN AMRO
654888953	TEITELBAUM	419,000.00	419,000.00	3/1/2007	ABN AMRO	ABN AMRO
654940398	METROPOULOS	849,600.00	849,600.00	3/1/2007	ABN AMRO	ABN AMRO
651842509	ROSENFELT	1,000,000.00	1,000,000.00	3/1/2007	ABN AMRO	ABN AMRO
654324779	BUSIA	762,000.00	759,601.81	3/1/2007	ABN AMRO	ABN AMRO
654327475	WEISS	859,200.00	857,094.50	3/1/2007	ABN AMRO	ABN AMRO
648926899	WICHSER	152,000.00	152,000.00	3/1/2007	ABN AMRO	ABN AMRO
652126548	SALO	463,200.00	462,598.26	3/1/2007	ABN AMRO	ABN AMRO
654695836	LAGERWEY	705,000.00	705,000.00	3/1/2007	ABN AMRO	ABN AMRO
654695950	TRUITT	704,000.00	704,000.00	3/1/2007	ABN AMRO	ABN AMRO
654787416	FUNK	540,000.00	540,000.00	3/1/2007	ABN AMRO	ABN AMRO
654488960	MULDOON	1,000,000.00	934,161.68	3/1/2007	ABN AMRO	ABN AMRO
652178972	BURRIS	542,000.00	535,187.43	3/1/2007	ABN AMRO	ABN AMRO
654823261	HENDRICKSON	520,000.00	520,000.00	3/1/2007	ABN AMRO	ABN AMRO
654971261	BENNINGTON	420,000.00	420,000.00	3/1/2007	ABN AMRO	ABN AMRO
654843697	FRANCIS	530,000.00	529,000.00	3/1/2007	ABN AMRO	ABN AMRO
654892937	COWAN	675,000.00	675,000.00	3/1/2007	ABN AMRO	ABN AMRO
651874928	POKIPALA, III	497,000.00	495,395.10	3/1/2007	ABN AMRO	ABN AMRO
654853690	WEATHERS	482,000.00	481,859.79	3/1/2007	ABN AMRO	ABN AMRO
649454312	GARCIA, JR	500,000.00	487,770.96	3/1/2007	ABN AMRO	ABN AMRO
651755309	PRIETO	270,000.00	270,000.00	3/1/2007	ABN AMRO	ABN AMRO
652286267	MC KIMMY	504,000.00	499,104.26	3/1/2007	ABN AMRO	ABN AMRO
654820304	WATERS	450,200.00	450,200.00	3/1/2007	ABN AMRO	ABN AMRO
650021833	YOON	605,600.00	602,400.00	3/1/2007	ABN AMRO	ABN AMRO
652283981	ROMO	471,000.00	470,855.00	3/1/2007	ABN AMRO	ABN AMRO
653947177	IVY	560,000.00	559,181.08	3/1/2007	ABN AMRO	ABN AMRO
654685685	FLETCHER	750,000.00	749,905.76	3/1/2007	ABN AMRO	ABN AMRO
654720837	DOUD	630,000.00	630,000.00	3/1/2007	ABN AMRO	ABN AMRO
654785185	GOLDSTEIN	1,260,000.00	1,259,693.75	3/1/2007	ABN AMRO	ABN AMRO
651777828	GUTIERREZ	333,000.00	331,556.50	3/1/2007	ABN AMRO	ABN AMRO
649745255	HEIRSHBERG	325,000.00	325,000.00	3/1/2007	ABN AMRO	ABN AMRO
652284221	BACKES	520,000.00	514,559.18	3/1/2007	ABN AMRO	ABN AMRO
654795644	TAYLOR	565,000.00	565,000.00	3/1/2007	ABN AMRO	ABN AMRO
651817906	GREENLAND	650,000.00	648,335.00	3/1/2007	ABN AMRO	ABN AMRO
653935970	BAKER	244,000.00	243,969.80	3/1/2007	ABN AMRO	ABN AMRO
654610026	SHEETS	1,100,000.00	800,000.00	3/1/2007	ABN AMRO	ABN AMRO
654252513	ASGHAEI	510,000.00	510,000.00	3/1/2007	ABN AMRO	ABN AMRO
654757341	BARAN	520,000.00	520,000.00	3/1/2007	ABN AMRO	ABN AMRO
654800754	RATEL	609,000.00	609,000.00	3/1/2007	ABN AMRO	ABN AMRO
649424428	FLINT	591,200.00	590,476.60	3/1/2007	ABN AMRO	ABN AMRO

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
651826770	TORREZ	650,000.00	641,919.29	3/1/2007	ABN AMRO	ABN AMRO
654801185	REECK	384,000.00	384,000.00	3/1/2007	ABN AMRO	ABN AMRO
651525082	BOYD	508,000.00	508,000.00	3/1/2007	ABN AMRO	ABN AMRO
651964255	BILLMAN	663,500.00	655,725.17	3/1/2007	ABN AMRO	ABN AMRO
651836340	WESTFALL	225,000.00	223,880.70	3/1/2007	ABN AMRO	ABN AMRO
652395316	FORYS	459,950.00	459,950.00	3/1/2007	ABN AMRO	ABN AMRO
652411350	VANDENBOSCH	460,000.00	460,000.00	3/1/2007	ABN AMRO	ABN AMRO
654993325	DECHANT	600,000.00	600,000.00	3/1/2007	ABN AMRO	ABN AMRO
654757318	LEE	384,000.00	384,000.00	3/1/2007	ABN AMRO	ABN AMRO
652146041	JONES	440,900.00	200,494.95	3/1/2007	ABN AMRO	ABN AMRO
649231788	FRANCO	498,000.00	494,070.95	3/1/2007	ABN AMRO	ABN AMRO
654113503	GADRE	475,000.00	473,094.33	3/1/2007	ABN AMRO	ABN AMRO
654447959	SONG	825,000.00	825,000.00	3/1/2007	ABN AMRO	ABN AMRO
649227225	MIRACLE	325,000.00	317,895.66	3/1/2007	ABN AMRO	ABN AMRO
651470726	BATTLE	441,000.00	440,293.35	3/1/2007	ABN AMRO	ABN AMRO
651476744	WEGNER	559,200.00	559,200.00	3/1/2007	ABN AMRO	ABN AMRO
651937284	MATALA	632,000.00	632,000.00	3/1/2007	ABN AMRO	ABN AMRO
649703448	ARMENTA	292,000.00	291,939.77	3/1/2007	ABN AMRO	ABN AMRO
651833519	BOND	310,000.00	310,000.00	3/1/2007	ABN AMRO	ABN AMRO
654867696	LEVANDOWSKI	480,000.00	480,000.00	3/1/2007	ABN AMRO	ABN AMRO
654271082	IRLBECK	540,000.00	540,000.00	3/1/2007	ABN AMRO	ABN AMRO
654757330	HAZELBAKER	686,250.00	686,250.00	3/1/2007	ABN AMRO	ABN AMRO
654786825	NESBIT	271,600.00	271,600.00	3/1/2007	ABN AMRO	ABN AMRO
652165933	HENDRIX	424,000.00	424,000.00	3/1/2007	ABN AMRO	ABN AMRO
652159537	COUTRAKON	616,000.00	616,000.00	3/1/2007	ABN AMRO	ABN AMRO
651456568	GARCIA	382,800.00	382,800.00	3/1/2007	ABN AMRO	ABN AMRO
652266935	COCHRAN	480,000.00	480,000.00	3/1/2007	ABN AMRO	ABN AMRO
654880911	NEAL	352,000.00	352,000.00	3/1/2007	ABN AMRO	ABN AMRO
649015069	RAMSINI	255,900.00	253,680.34	3/1/2007	ABN AMRO	ABN AMRO
654880864	HEGGINS	235,500.00	235,492.65	3/1/2007	ABN AMRO	ABN AMRO
651827429	KNUTSON	677,000.00	677,000.00	3/1/2007	ABN AMRO	ABN AMRO
654999285	ALDAS	300,000.00	300,000.00	3/1/2007	ABN AMRO	ABN AMRO
654708227	HUTCHEON	560,000.00	560,000.00	3/1/2007	ABN AMRO	ABN AMRO
651906209	YURISIC	705,250.00	694,981.66	3/1/2007	ABN AMRO	ABN AMRO
654550295	ALAI	1,037,900.00	1,037,900.00	3/1/2007	ABN AMRO	ABN AMRO
654875583	PRIOR	648,000.00	648,000.00	3/1/2007	ABN AMRO	ABN AMRO
651932655	RETZ	580,000.00	580,000.00	3/1/2007	ABN AMRO	ABN AMRO
655003887	PALMIERI	614,400.00	614,400.00	3/1/2007	ABN AMRO	ABN AMRO
652013644	COWEN	500,000.00	500,000.00	3/1/2007	ABN AMRO	ABN AMRO
654786507	GALLAHAIR	473,000.00	472,366.46	3/1/2007	ABN AMRO	ABN AMRO
654757181	EHRET	645,000.00	645,000.00	3/1/2007	ABN AMRO	ABN AMRO
651340181	CHEW	1,000,000.00	900,900.91	3/1/2007	ABN AMRO	ABN AMRO
654205127	MCCHESNEY	593,000.00	593,000.00	3/1/2007	ABN AMRO	ABN AMRO
654467954	VAN NIEULANDE	585,000.00	585,000.00	3/1/2007	ABN AMRO	ABN AMRO
654087180	WALSH	995,000.00	989,877.86	3/1/2007	ABN AMRO	ABN AMRO
654881115	LAUER, JR.	665,000.00	665,000.00	3/1/2007	ABN AMRO	ABN AMRO
654752756	LANGE	500,000.00	500,000.00	3/1/2007	ABN AMRO	ABN AMRO
654962168	WHITE	553,500.00	553,500.00	3/1/2007	ABN AMRO	ABN AMRO
652368426	KIM	471,200.00	470,730.78	3/1/2007	ABN AMRO	ABN AMRO
654464837	RASULO	600,000.00	598,323.97	3/1/2007	ABN AMRO	ABN AMRO
654421937	LOSINSKY	513,800.00	508,400.00	3/1/2007	ABN AMRO	ABN AMRO
654655521	JI	760,000.00	760,000.00	3/1/2007	ABN AMRO	ABN AMRO
654840295	MARTINEZ	550,000.00	550,000.00	3/1/2007	ABN AMRO	ABN AMRO
652222022	FAHEEM	600,000.00	593,418.98	3/1/2007	ABN AMRO	ABN AMRO
649290893	HERNANDEZ	350,000.00	349,970.44	3/1/2007	ABN AMRO	ABN AMRO
651365421	GIRIES	533,000.00	525,131.02	3/1/2007	ABN AMRO	ABN AMRO
649201566	RICARD	464,000.00	461,254.52	3/1/2007	ABN AMRO	ABN AMRO
654927040	ARGOSINO	547,000.00	547,000.00	3/1/2007	ABN AMRO	ABN AMRO
651932278	ROGERS	320,900.00	316,515.27	3/1/2007	ABN AMRO	ABN AMRO

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
648902880	MORGER	265,000.00	106,500.00	3/1/2007	ABN AMRO	ABN AMRO
654486719	STICKNEY	507,000.00	507,000.00	3/1/2007	ABN AMRO	ABN AMRO
652127184	SHIRK	475,000.00	475,000.00	3/1/2007	ABN AMRO	ABN AMRO
652419779	PHAM	560,000.00	557,848.13	3/1/2007	ABN AMRO	ABN AMRO
654867914	FUNDERBURK	534,000.00	533,999.61	3/1/2007	ABN AMRO	ABN AMRO
652405272	COLLINS	648,000.00	648,000.00	3/1/2007	ABN AMRO	ABN AMRO
651553997	LUMAS	579,900.00	579,900.00	3/1/2007	ABN AMRO	ABN AMRO
652440344	MCGRATH	450,000.00	449,780.00	3/1/2007	ABN AMRO	ABN AMRO
654457918	LANDTISER	570,000.00	570,000.00	3/1/2007	ABN AMRO	ABN AMRO
654721532	WHITTON	900,000.00	900,000.00	3/1/2007	ABN AMRO	ABN AMRO
654771680	GRONER	955,000.00	955,000.00	3/1/2007	ABN AMRO	ABN AMRO
654834026	BAUER	877,500.00	877,500.00	3/1/2007	ABN AMRO	ABN AMRO
654833365	GONZALEZ, SR	264,000.00	264,000.00	3/1/2007	ABN AMRO	ABN AMRO
654171309	WEINER	500,000.00	495,740.30	3/1/2007	ABN AMRO	ABN AMRO
654669709	KISICH	980,000.00	980,000.00	3/1/2007	ABN AMRO	ABN AMRO
654891060	CHOI	1,000,000.00	770,000.00	3/1/2007	ABN AMRO	ABN AMRO
654170331	CHEN	800,000.00	796,790.43	3/1/2007	ABN AMRO	ABN AMRO
654787198	KIM	544,500.00	544,500.00	3/1/2007	ABN AMRO	ABN AMRO
654929304	PANG	617,000.00	617,000.00	3/1/2007	ABN AMRO	ABN AMRO
654721428	JO	728,000.00	728,000.00	3/1/2007	ABN AMRO	ABN AMRO
654748112	STRECKER	1,000,000.00	900,000.00	3/1/2007	ABN AMRO	ABN AMRO
654886939	BIANCHINI	800,000.00	800,000.00	3/1/2007	ABN AMRO	ABN AMRO
654734980	GENDELEV	499,300.00	499,300.00	3/1/2007	ABN AMRO	ABN AMRO
654849502	BRODIE	584,000.00	584,000.00	3/1/2007	ABN AMRO	ABN AMRO
654170386	MONTALVO	723,000.00	720,029.75	3/1/2007	ABN AMRO	ABN AMRO
654809070	SINGH	675,000.00	675,000.00	3/1/2007	ABN AMRO	ABN AMRO
654807192	YEN	600,000.00	600,000.00	3/1/2007	ABN AMRO	ABN AMRO
649713246	KAPLAN	557,500.00	543,558.94	3/1/2007	ABN AMRO	ABN AMRO
654843436	CROSBY	590,000.00	590,000.00	3/1/2007	ABN AMRO	ABN AMRO
654862840	NURRE	533,000.00	533,000.00	3/1/2007	ABN AMRO	ABN AMRO
654774228	THOMAS	1,984,000.00	1,984,000.00	3/1/2007	ABN AMRO	ABN AMRO
654757409	CARLIN	832,000.00	830,258.51	3/1/2007	ABN AMRO	ABN AMRO
655068841	WU	530,000.00	529,472.38	3/1/2007	ABN AMRO	ABN AMRO
654816616	FERRARO	725,000.00	725,000.00	3/1/2007	ABN AMRO	ABN AMRO
654718899	GEORGE	800,000.00	798,245.32	3/1/2007	ABN AMRO	ABN AMRO
654730691	HO	567,000.00	565,813.20	3/1/2007	ABN AMRO	ABN AMRO
654798215	MERRITT	1,025,000.00	1,025,000.00	3/1/2007	ABN AMRO	ABN AMRO
652267399	DOLLE	540,000.00	539,694.30	3/1/2007	ABN AMRO	ABN AMRO
654877574	VAUGHN	480,000.00	480,000.00	3/1/2007	ABN AMRO	ABN AMRO
654774319	DERRINGTON	400,000.00	400,000.00	3/1/2007	ABN AMRO	ABN AMRO
654859468	SNELLSTROM	625,000.00	623,691.80	3/1/2007	ABN AMRO	ABN AMRO
654916800	RAMBHATLA	700,000.00	700,000.00	3/1/2007	ABN AMRO	ABN AMRO
654942049	EA	644,000.00	644,000.00	3/1/2007	ABN AMRO	ABN AMRO
651754160	ABARIENTOS	306,000.00	306,000.00	3/1/2007	ABN AMRO	ABN AMRO
654593332	DELEOZ	464,000.00	464,000.00	3/1/2007	ABN AMRO	ABN AMRO
654862873	BOYD	799,000.00	799,000.00	3/1/2007	ABN AMRO	ABN AMRO
651927293	VIGNOLA	626,000.00	625,999.75	3/1/2007	ABN AMRO	ABN AMRO
651869761	GRADILLAS	515,000.00	514,650.00	3/1/2007	ABN AMRO	ABN AMRO
652283048	KENDALL	744,000.00	744,000.00	3/1/2007	ABN AMRO	ABN AMRO
654724205	BRACKETT	750,000.00	750,000.00	3/1/2007	ABN AMRO	ABN AMRO
654709091	HASTINGS	1,237,500.00	1,237,500.00	3/1/2007	ABN AMRO	ABN AMRO
654871180	TAYLOR	525,000.00	525,000.00	3/1/2007	ABN AMRO	ABN AMRO
654846382	TANNENBAUM	845,000.00	844,053.14	3/1/2007	ABN AMRO	ABN AMRO
652405250	MORALES	638,000.00	638,000.00	3/1/2007	ABN AMRO	ABN AMRO
654563735	KHATRI	439,900.00	439,000.82	3/1/2007	ABN AMRO	ABN AMRO
550233358	BREWER	688,800.00	688,200.00	3/1/2007	ABN AMRO	ABN AMRO
654890081	JUN	660,000.00	660,000.00	3/1/2007	ABN AMRO	ABN AMRO
654785458	ELSON	975,000.00	975,000.00	3/1/2007	ABN AMRO	ABN AMRO
654903907	COX	605,000.00	604,102.08	3/1/2007	ABN AMRO	ABN AMRO

loaSellerLoanNo	brwlastname	loaOriginalBalance	loaCurrentBalance	CutoffDate	servicer	originator
651831744	JOHAL	600,000.00	591,997.83	3/1/2007	ABN AMRO	ABN AMRO
655023368	ALI	525,000.00	524,477.36	3/1/2007	ABN AMRO	ABN AMRO
654468476	MCDEAVITT	742,000.00	742,000.00	3/1/2007	ABN AMRO	ABN AMRO
655059350	NEELS	710,000.00	710,000.00	3/1/2007	ABN AMRO	ABN AMRO
653785753	DUESBERG	580,000.00	580,000.00	3/1/2007	ABN AMRO	ABN AMRO
654875219	OLVERA	455,000.00	455,000.00	3/1/2007	ABN AMRO	ABN AMRO
654675342	SPELLBERG	900,000.00	900,000.00	3/1/2007	ABN AMRO	ABN AMRO
654757944	HUTCHINS	620,000.00	620,000.00	3/1/2007	ABN AMRO	ABN AMRO
654014627	LONG NGUYEN	445,000.00	440,689.58	3/1/2007	ABN AMRO	ABN AMRO
654988818	KRISHNASWAMI	1,077,000.00	1,077,000.00	3/1/2007	ABN AMRO	ABN AMRO
654489541	ANDRE	950,000.00	946,796.30	3/1/2007	ABN AMRO	ABN AMRO
654795597	SCHWAGER	880,000.00	879,960.20	3/1/2007	ABN AMRO	ABN AMRO
654771602	BHEEMAN	505,000.00	504,999.80	3/1/2007	ABN AMRO	ABN AMRO
550232493	Lira	575,000.00	575,000.00	3/1/2007	ABN AMRO	ABN AMRO
654737814	NGUYEN	438,000.00	437,104.68	3/1/2007	ABN AMRO	ABN AMRO
655012081	CARLSON	552,000.00	552,000.00	3/1/2007	ABN AMRO	ABN AMRO
654902110	AMMU	552,000.00	552,000.00	3/1/2007	ABN AMRO	ABN AMRO
654737892	SONG	500,000.00	499,791.66	3/1/2007	ABN AMRO	ABN AMRO
654905282	MARTINEZ-MARCIEL	335,000.00	335,000.00	3/1/2007	ABN AMRO	ABN AMRO
649844698	ZUTSHI	798,000.00	780,896.65	3/1/2007	ABN AMRO	ABN AMRO
654033517	ROACH	532,000.00	529,814.43	3/1/2007	ABN AMRO	ABN AMRO
654693776	NGUYEN	449,000.00	448,082.22	3/1/2007	ABN AMRO	ABN AMRO
654916490	PARKER	613,000.00	613,000.00	3/1/2007	ABN AMRO	ABN AMRO
654934196	MOHAPATRA	472,500.00	472,040.76	3/1/2007	ABN AMRO	ABN AMRO
648957001	ABERNETHY	700,000.00	696,862.67	3/1/2007	ABN AMRO	ABN AMRO
654763760	JORGENSEN	548,000.00	548,000.00	3/1/2007	ABN AMRO	ABN AMRO
652356729	KIBLER	444,000.00	444,000.00	3/1/2007	ABN AMRO	ABN AMRO
649631383	YUAN	522,900.00	522,900.00	3/1/2007	ABN AMRO	ABN AMRO
654125346	REN	530,000.00	527,770.61	3/1/2007	ABN AMRO	ABN AMRO
654734979	TSUI	575,000.00	574,255.21	3/1/2007	ABN AMRO	ABN AMRO
654891220	WOO	800,000.00	800,000.00	3/1/2007	ABN AMRO	ABN AMRO
654907319	RAJAGOPALAN	528,000.00	527,305.51	3/1/2007	ABN AMRO	ABN AMRO
654736506	NAIR	548,000.00	548,000.00	3/1/2007	ABN AMRO	ABN AMRO
654723761	MARQUEZ	676,000.00	676,000.00	3/1/2007	ABN AMRO	ABN AMRO
654736744	WU	1,000,000.00	1,000,000.00	3/1/2007	ABN AMRO	ABN AMRO
654786950	YE	733,000.00	731,703.01	3/1/2007	ABN AMRO	ABN AMRO
651806798	MARTZ	518,000.00	518,000.00	3/1/2007	ABN AMRO	ABN AMRO
649090458	MAYES	582,000.00	582,000.00	3/1/2007	ABN AMRO	ABN AMRO
654727889	LARSEN	552,000.00	552,000.00	3/1/2007	ABN AMRO	ABN AMRO
651920401	GUNSALLUS	455,000.00	455,000.00	3/1/2007	ABN AMRO	ABN AMRO
652941260	HITCHCOCK	180,000.00	180,000.00	3/1/2007	ABN AMRO	ABN AMRO
550232949	SCHMIDT	470,000.00	467,637.04	3/1/2007	ABN AMRO	ABN AMRO
649809684	BARGE	300,000.00	293,785.07	3/1/2007	ABN AMRO	ABN AMRO
655023200	LEHMANN	552,000.00	551,437.21	3/1/2007	ABN AMRO	ABN AMRO
654904942	VAN ROSSUM	451,500.00	451,500.00	3/1/2007	ABN AMRO	ABN AMRO
654719457	SHACKELFORD	452,750.00	452,750.00	3/1/2007	ABN AMRO	ABN AMRO
650518742	WILLETTE	169,400.00	167,360.57	3/1/2007	ABN AMRO	ABN AMRO
654328114	ZAVARI	417,000.00	416,459.86	3/1/2007	ABN AMRO	ABN AMRO
652408015	BECK	265,500.00	262,655.59	3/1/2007	ABN AMRO	ABN AMRO
652371591	YAN	253,000.00	250,159.23	3/1/2007	ABN AMRO	ABN AMRO
652179951	ROBISON	600,000.00	600,000.00	3/1/2007	ABN AMRO	ABN AMRO
654897772	GOEMAN	625,600.00	625,600.00	3/1/2007	ABN AMRO	ABN AMRO
654756567	RAIDNA	730,000.00	728,321.66	3/1/2007	ABN AMRO	ABN AMRO
654778972	BELL	1,058,000.00	1,058,000.00	3/1/2007	ABN AMRO	ABN AMRO
654795655	BOYD	511,500.00	511,500.00	3/1/2007	ABN AMRO	ABN AMRO
652148953	ROYAL	511,950.00	505,210.34	3/1/2007	ABN AMRO	ABN AMRO
654800845	MOORE	850,000.00	850,000.00	3/1/2007	ABN AMRO	ABN AMRO
655054479	NICHOLL, JR.	466,500.00	466,500.00	3/1/2007	ABN AMRO	ABN AMRO

Exhibit Standard File Layout – Master Servicing

P3301-139	ABN AMRO MORTGAGE GROUP	07/31/06
	MONTHLY STATEMENT OF MORTGAGE ACCOUNTS	PAGE 39203

ATTN: ALEX ILNICKI		INTEREST RATE	.0000000	SERVICE FEE	.00000000	STATE
ONE BELVEDERE PLACE
SUITE 300	INVESTOR S20	CATEGORY 001

	INVESTOR	INVESTOR	SHORT
OUR LOAN NO	BANK CAT	LOAN NO	NAME	DUE	NEXT	TRUST BAL/	PRINCIPAL	P&I	DELINQUENT		ADVANCE
	ANN INT		SF-RATE	DATE	NO	INT PAID TO	BALANCE	CONSTANT	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL

S3301-213	ABN AMRO MORTGAGE GROUP	07/31/06
	SUMMARY OF CURTAILMENTS MADE REMITTANCE REPORT	PAGE 8956

ATTN: ALEX ILNICKI		INTEREST RATE	.0000000	SERVICE FEE	.00000000	STATE
ONE BELVEDERE PLACE
SUITE 300	INVESTOR S20	CATEGORY 001

	INVESTOR	DATE	PMT			SERVICE	NET	DEPOSITED	PRINCIPAL	LATE	OTHER
OUR LOAN NO	LOAN NO	PAID	NO	ESCROW	PRINCIPAL INTEREST	FEE	INTEREST	/REMITTED	BALANCE	CHG	TRUST
	P&I CONSTANT	ANN I/R	SF RATE	DATE DUE

S3301-215	ABN AMRO MORTGAGE GROUP	07/31/06
	CONSOLIDATION OF REMITTANCE REPORTS	PAGE 26046

ATTN: ALEX ILNICKI		INTEREST RATE	.00000000	SERVICE FEE	.00000000	STATE
ONE BELVEDERE PLACE
SUITE 300	INVESTOR S20	CATEGORY 001

	INVESTOR	DATE	PMT	DATE			SERVICE	NET	DEPOSITED	PRINCIPAL	LATE	OTHER
OUR LOAN NO	LOAN NO	PAID	NO	DUE	ESCROW	PRINCIPAL INTEREST	FEE	INTEREST	/REMITTED	BALANCE	CHG	TRUST
	P&I CONSTANT	ANN INT	RATE	SER FEE	RATE

ABN Loan			Arm	Inv Loan	Int	Ser		P & I	Beg Prin	Beg Sch Prin	Sched	Sched Net		Due	Ending Sch	End Prin
Number	Inv	Cat	Indicator	Num	Rate	Fee	Yield	Constant	Bal/Actual	Bal	Prin	Int	Remittance	Date	Bal	Bal/Actual	Curt	Curt Adj	PIF	PIF Date

			prepay_penalty_amt,	prepay_penalty_waived,
loan_nbr	mod_date	mod_type	if applicable	if applicable.	ser_investor_nbr	servicer_loan_nbr

Exhibit Standard File Layout — Delinquency Reporting

Format
Column/Header Name	Description	Decimal	Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR	A unique identifier assigned to each loan by the originator.

CLIENT_NBR	Servicer Client Number

SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME	First Name of the Borrower.

BORROWER_LAST_NAME	Last name of the borrower.

PROP_ADDRESS	Street Name and Number of Property

PROP_STATE	The state where the property located.

PROP_ZIP	Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE	The date that the borrower’s next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY

LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY

BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY

LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY

LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY

ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY

FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)

EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY

EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY

LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)

LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

			Format
Column/Header Name	Description	Decimal	Comment
OCCUPANT_CODE	Classification of how the property is occupied.

PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

CURR_PROP_VAL	The current “as is” value of the property based on brokers price opinion or appraisal.	2

REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker’s price opinion or appraisal.	2

If applicable:

DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan

DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY

MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY

MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY

POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY

VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Standard File Codes – Delinquency Reporting
The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer
NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.
The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant
The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Standard File Codes – Delinquency Reporting, Continued
The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency
Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Standard File Codes – Delinquency Reporting, Continued
The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit : Calculation of Realized Loss/Gain Form 332– Instruction Sheet
NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
The numbers on the 332 form correspond with the numbers listed below.
Liquidation and Acquisition Expenses:
1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:
*	For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

*	For escrow advances — complete payment history (to calculate advances from last positive escrow balance forward)

*	Other expenses — copies of corporate advance history showing all payments

*	REO repairs > $1500 require explanation

*	REO repairs >$3000 require evidence of at least 2 bids.

*	Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*	Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.
Credits:
14-21.	Complete as applicable. Required documentation:
*	Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

*	Copy of EOB for any MI or gov’t guarantee

*	All other credits need to be clearly defined on the 332 form
22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Exhibit E-3A: Calculation of Realized Loss/Gain Form 332

Prepared by:		Date:

Phone:	Email Address:

   Servicer Loan No.

   Servicer Name

   Servicer Address

WELLS FARGO BANK, N.A. Loan No.

Borrower’s Name:

Property Address:

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown		Yes	No
If “Yes”, provide deficiency or cramdown amount

Liquidation and Acquisition Expenses:
(1) Actual Unpaid Principal Balance of Mortgage Loan	$(1)
(2) Interest accrued at Net Rate	(2)
(3) Accrued Servicing Fees	(3)
(4) Attorney’s Fees	(4)
(5) Taxes (see page 2)	(5)
(6) Property Maintenance	(6)
(7) MI/Hazard Insurance Premiums (see page 2)	(7)
(8) Utility Expenses	(8)
(9) Appraisal/BPO	(9)
(10) Property Inspections	(10)
(11) FC Costs/Other Legal Expenses	(11)
(12) Other (itemize)	(12)
Cash for Keys__________________________	(12)
HOA/Condo Fees_______________________	(12)
______________________________________	(12)

Total Expenses	$(13)
Credits:
(14) Escrow Balance	$(14)
(15) HIP Refund	(15)
(16) Rental Receipts	(16)
(17) Hazard Loss Proceeds	(17)
(18) Primary Mortgage Insurance / Gov’t Insurance	(18a) HUD Part A
(18b) HUD Part B
(19) Pool Insurance Proceeds	(19)
(20) Proceeds from Sale of Acquired Property	(20)

Liquidation and Acquisition Expenses:
(21) Other (itemize)	(21)
_________________________________________	(21)

Total Credits	$(22)
Total Realized Loss (or Amount of Gain)	$(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest